Exhibit 10.1












                            POWER PURCHASE AGREEMENT

                                     BETWEEN

                             ILLINOIS POWER COMPANY

                                       AND

                          DYNEGY POWER MARKETING, INC.

                          DATED AS OF SEPTEMBER 30, 2004












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
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                                                TABLE OF CONTENTS

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
1.   Definitions and Interpretation...............................................................................5

     (a) Definitions..............................................................................................5

     (b) Interpretation..........................................................................................14

     (c) No Presumption of Construction For or Against Any Party.................................................14

     (d) Titles and Headings.....................................................................................15

     (e) Modification of Shaped Daily On-Peak Index..............................................................15

2.   Term of Agreement...........................................................................................15

3.   MISO Change to Sub-Zonal or Nodal Measurement...............................................................15

4.   Interconnection Agreement...................................................................................15

5.   IP's Entitlement to Capacity and Energy from DYPM...........................................................15

     (a) Tier 1 Capacity and Tier 1 Energy.......................................................................15

     (b) Tier 2 Capacity and Energy..............................................................................16

     (c) Delivery of Energy and Ancillary Services by DYPM.......................................................16

     (d) Network Resources.......................................................................................17

     (e) Use of Capacity, Energy, and Ancillary Services.........................................................17

     (f) Minimum and Maximum Energy Quantities...................................................................17

     (g) Right to Market Energy and Ancillary Services to Third Parties..........................................18

     (h) Limit on IP Purchases of Capacity and Energy from Third Parties.........................................18

     (i) DYPM Supply Resources...................................................................................19

6.   Quality of Energy Supplied by DYPM..........................................................................19

7.   Scheduling..................................................................................................19

     (a) Scheduling of IP Load...................................................................................19

     (b) Reserve Nomination/Ancillary Services...................................................................19

     (c) Rolling 10-Day Energy and Ancillary Services Forecast...................................................20

     (d) Monthly Energy and Ancillary Services Forecast..........................................................20

     (e) DYPM Daily Resource Schedule............................................................................20

     (f) Scheduling with MISO....................................................................................20

     (g) DYPM Failure to Provide Capacity, Energy, and/or Ancillary Services.....................................20

     (h) Dispatch to Serve IP Load and Reliability Dispatch......................................................21

     (i) Ancillary Services......................................................................................22

8.   Financial Transmission Rights and Financial Flowgate Rights; Congestion Costs...............................23

     (a) Congestion Credit.......................................................................................23

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     (b) Financial Transmission Rights...........................................................................23

9.   Metering and Meters.........................................................................................24

     (a) Metering................................................................................................24

     (b) Meter Testing and Inaccuracies..........................................................................24

10.  Billing and Payment.........................................................................................25

     (a) Semi-Monthly Billing Statements and Payments............................................................25

     (b) Provision of Final Monthly Data to DYPM.................................................................25

     (c) True-Up Billing Statements..............................................................................25

     (d) Interest on Late Payments...............................................................................27

     (e) Billing Disputes........................................................................................27

     (f) Right of Set-Off........................................................................................27

     (g) Maintenance of Records..................................................................................28

     (h) Audit Rights............................................................................................28

     (i) True-Up Billing Statement Applicable to Final Month of Term.............................................28

11.  Force Majeure Events........................................................................................29

     (a) Occurrences Constituting Force Majeure Events...........................................................29

     (b) Invocation of Force Majeure Condition...................................................................29

     (c) Consequences of Force Majeure Condition.................................................................29

12.  Pricing and Payments........................................................................................30

     (a) Tier 1 Capacity Charges and Tier 1 Energy Charges.......................................................30

     (b) Negotiated Tier 2 Capacity Charges and Negotiated Tier 2 Energy Charges.................................30

     (c) Supplemental Energy Charges.............................................................................30

     (d) Underscheduled Energy Charges and Surcharges............................................................30

     (e) Overscheduling Surcharge................................................................................31

     (f) Reliability Compensation................................................................................31

     (g) Unmetered Energy........................................................................................31

     (h) Sample Calculation......................................................................................31

13.  Events of Default, Liability and Remedies...................................................................32

     (a) Defaults................................................................................................32

     (b) Indemnification.........................................................................................32

     (c) No Consequential or Punitive Damages....................................................................32

     (d) Warranty Disclaimer.....................................................................................33

     (e) Remedies................................................................................................33

     (f) Exclusive Remedy........................................................................................33

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14.  Dispute Resolution..........................................................................................33

     (a) Administrative Committee Procedure......................................................................33

     (b) Arbitration.............................................................................................33

     (c) Obligations to Pay Charges and Perform Other Obligations................................................34

15.  Security Guarantee..........................................................................................34

     (a) By DYPM in Favor of IP..................................................................................34

     (b) By IP in Favor of DYPM..................................................................................34

     (c) Costs of Security Guarantee.............................................................................35

16.  Sale, Assignment, Mortgage or Pledge........................................................................35

     (a) Sale or Assignment or Rights and Obligations............................................................35

     (b) Consent to Mortgage or Pledge...........................................................................35

17.  Governing Law...............................................................................................36

18.  Notices.....................................................................................................36

19.  Confidentiality.............................................................................................36

20.  Miscellaneous Provisions....................................................................................37

     (a) Non-Waiver..............................................................................................37

     (b) Third Party Beneficiaries...............................................................................37

     (c) No Association, Partnership or Joint Venture............................................................37

     (d) Survival of Obligations.................................................................................37

     (e) Successors and Assignees................................................................................37

21.  Amendments..................................................................................................38

22.  Entire Agreement............................................................................................38

23.  FERC Standard of Review.....................................................................................38

24.  Severability................................................................................................38


APPENDICES

Appendix 1:  Monthly Tier 1 Capacities

Appendix 2:  Maximum Energy Quantities

Appendix 3:  Design Limits of Primary Resources

Appendix 4:  Form of Guaranty

Appendix 5:  Sample Calculation of Charges

Appendix 6:  Unmetered Energy Amounts


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                            POWER PURCHASE AGREEMENT

     THIS POWER PURCHASE AGREEMENT (this "Agreement"), dated as of 30th day of September, 2004, between ILLINOIS POWER COMPANY, an Illinois corporation ("IP"), and DYNEGY POWER MARKETING, INC., a Texas corporation ("DYPM") (IP and DYPM are sometimes referred to herein individually as a "Party" and collectively as "Parties").

                                   WITNESSETH:

     WHEREAS, IP owns electric generating facilities and is currently engaged in the purchase, transmission, distribution and sale of electric energy in the State of Illinois;

     WHEREAS, IP and Illinova Corporation ("Illinova") entered into that certain Asset Transfer Agreement dated October 1, 1999 pursuant to which Illinova acquired from IP certain generating units;

     WHEREAS, Illinova Power Marketing, Inc. ("IPMI") was a wholly-owned subsidiary of Illinova and became the owner and operator of such units upon consummation of the Asset Transfer Agreement;

     WHEREAS, IPMI changed its name to Dynegy Midwest Generation, Inc. ("DMG");

     WHEREAS, DMG is an affiliate of DYPM, and DYPM has the right to market and sell electric capacity and energy produced by such units;

     WHEREAS, IP will require the output of additional generating resources, in addition to those which it may own or to which it may be entitled by contracts other than this Agreement, in order to meet its service obligations under the Illinois Public Utilities Act in a safe and reliable manner and to fulfill other statutory and contractual obligations to provide electric generation and transmission services; and

     WHEREAS, IP desires to receive and purchase, and DYPM desires to deliver and sell, electric capacity, energy and ancillary services.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency thereof are hereby acknowledged, the Parties agree as follows:

1.   Definitions and Interpretation
     ------------------------------

     (a)  Definitions
          -----------

     As used in this Agreement: (i) the terms set forth in this Section 1(a) shall have the respective meanings so set forth, and (ii) the terms defined elsewhere in this Agreement shall have the respective meanings therein so specified.

     "Alternative Resource" means any Supply Resource other than a Primary Resource; provided, that, for purposes of providing Capacity under this Agreement, an Alternative Resource shall be deemed firm if: (i) DYPM has reserved firm transmission service from such Alternative Resource to a Point of Delivery, or the Alternative Resource has been designated an IP Network Resource, and (ii) such Alternative Resource is otherwise capable of providing Capacity.

     "Ancillary Services" mean the services described in Section 7(i).


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     "Asset  Transfer  Agreement"  means that certain Asset  Transfer  Agreement dated as of October 1, 1999 between IP and Illinova for the transfer of ownership of certain fossil-fueled generating units from IP to Illinova.

     "Audits" has the meaning set forth in Section 10(h).

     "Bandwidth Allowance" means, for any hour, the amount (in MWh) equal to the product of: (i) Scheduled Energy other than Negotiated Tier 2 Energy for such hour, multiplied by (ii) the applicable Bandwidth Percent.

     "Bandwidth Percent" means: (i) ten percent (10%) in calendar year 2005, and
(ii) seven percent (7%) in calendar year 2006.

     "Bankrupt" means with respect to any entity, the state of being after such entity: (i) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it, (ii) makes a general assignment for the benefit of creditors, or (iii) otherwise becomes bankrupt or insolvent (however evidenced), or (iv) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets.

     "Business Day" means any Day, Monday through Friday, excluding the following holidays: New Year's Day, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     "Capacity" means firm electric load-carrying capability, expressed in megawatts, that, for those Supply Resources within MAIN, satisfies MAIN Guides and, for all other Supply Resources, satisfies IP or MISO Network Resource requirements for obtaining designated network integration transmission service under the applicable OATT and for accreditation by the applicable NERC regional reliability council or successor organizations, if applicable.

     "Central Prevailing Time" or "CPT" means Central Standard Time or Central Daylight Time as in effect in the State of Illinois on a given Day.

     "Congestion Costs" means the difference in the locational marginal prices at the Points of Delivery and the IP Zonal Price attributable to transmission system congestion, as defined in MISO's applicable FERC-approved tariff and as calculated and published by MISO.

     "CPS1 or CPS2 Violation" means a failure of the IP Control Area to achieve compliance with Control Performance Standard Nos. 1 or 2, as defined in NERC Operations Policy 1.E.

     "Credit Rating" means, with respect to any entity, the rating then assigned to such entity's unsecured, senior long-term debt obligations (not supported by third party credit enhancements) by S&P, Moody's or any other rating agency agreed by the Parties, or if such entity does not have a rating for its senior unsecured long-term debt, then the rating then assigned to such entity as an issuer rating by S&P or Moody's.

     "Daily A/S Schedule" has the meaning set forth in Section 7(a)(i).

     "Daily Energy Schedule" has the meaning set forth in Section 7(a)(i).

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     "Daily On-Peak Index" means the "into Cinergy" "on peak" index as published in the McGrawHill Companies, Inc.'s Power Markets Week's Daily Price Report - Daily Price Indexes, as such terms are defined in such publication; provided, however, that if such index is not available for a given Day, the Daily On-Peak Index shall be the PJM Average Hourly On-Peak Price.

     "Daily Resource Schedule" means a schedule provided by DYPM to IP for each Day, in accordance with Section 7(e).

     "Day" means a 24-hour period, commencing at 12:00 a.m. Central Prevailing Time, except that the "Day" shall be a 23-hour period on the first day of Daylight Savings Time each year and shall be a 25hour period on the first day following the last full day of Daylight Savings Time each year.

     "Delivery Services" means those services, as defined in Section 16-102 of the PUA, 220 ILCS 5/16-102, that IP provides to retail customers in its Service Area in accordance with a tariff approved or allowed into effect by the ICC pursuant to Section 16-108 of the PUA, 220 ILCS 5/16-108.

     "Design Limits" means the items listed in Appendix 3 with respect to the Primary Resources, as such items or Primary Resources may be changed from time to time by notice from DYPM to IP, and any similar design limits on any other Supply Resources.

     "DHI" means Dynegy Holdings Inc., an Illinois corporation.

     "DMG" means Dynegy Midwest Generation, Inc., an Illinois corporation, and formerly known as Illinova Power Marketing, Inc.

     "Downgrade Event" means that a Guarantor's senior unsecured debt is rated below Investment Grade.

     "DYPM" means Dynegy Power Marketing, Inc., a Texas corporation.

     "Effective Date" means the latest of: (i) January 1, 2005, (ii) the date of closing of the transaction in which Ameren Corporation or its subsidiary acquires 100 percent (100%) of the common stock of Illinois Power, or (iii) the date that this Agreement is permitted by FERC to go into effect.

     "Electric Energy Incorporated Interchange Agreement" means the "Power Supply Agreement between Electric Energy, Incorporated and the Sponsoring Companies", dated September 2, 1987.

     "Energy" means firm electric energy meeting the requirements as specified in Section 6, expressed in MWh, except that non-firm energy and transmission may be used to serve IP Load provided that Supply Resources are designated and available to meet Scheduled Load obligations under this Agreement.

     "Event of Default" means a failure or action listed in Section 13(a).

     "FERC" means the Federal Energy Regulatory Commission or any successor agency thereto.

     "Financial Flowgate Right" or "FFR" has such meaning as is set forth in the applicable MISO FERC-approved tariff.

     "Financial Transmission Right" or "FTR" has such meaning as is set forth in the applicable MISO FERC-approved tariff.

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     "Force Majeure Condition" has the meaning set forth in Section 11(b).

     "Force Majeure Event" has the meaning set forth in Section 11(a).

     "Good Utility Practice" means any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result consistent with law, regulation, good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method or act, to the exclusion of all others, but rather to be a spectrum of acceptable practices, methods or acts.

     "Guarantor" means: (i) with respect to DYPM, DHI, if DHI has a Credit Rating that is Investment Grade, or another guarantor with a Credit Rating that is Investment Grade and which is acceptable to IP, and (ii) with respect to IP, Ameren Corporation, if Ameren Corporation has a Credit Rating that is Investment Grade, or another guarantor with a Credit Rating that is Investment Grade and which is acceptable to DYPM.

     "ICC" means the Illinois Commerce Commission or any successor agency thereto.

     "IDC" means an Integrated Distribution Company, as defined in 83 Illinois Administrative Code Part 452, Subpart B.

     "Illinova" means Illinova Corporation, an Illinois corporation.

     "Interconnection    Agreement"    means   that   certain   Second   Revised
Interconnection Agreement dated as of January 9, 2004 between IP and DMG, as may be amended from time to time.

     "Investment Grade" means a Credit Rating of at least BBB- from S&P or Baa3 from Moody's.

     "IP" means Illinois Power Company, an Illinois corporation.

     "IP Control Area" means the electric power system or combination of electric power systems to which a common automatic generation control scheme is applied by IP in order to: (i) match, at all times, the power output of the generators within the electric power system(s) and Capacity and Energy purchased from entities outside the electric power system(s), with the load within the electric power system(s); (ii) maintain, within the limits of Good Utility Practice, scheduled interchange with other control areas; and (iii) maintain the frequency and voltage of the electric power system(s) within reasonable limits in accordance with Good Utility Practice.

     "IP Load" means the total amount of Capacity, Energy and Ancillary Services required by IP as an IDC, in accordance with MAIN and/or MISO requirements: (i) to provide Capacity and Energy to its retail customers located within the Service Area, (ii) to provide open access transmission service to its transmission customers in accordance with the terms of an Open Access Transmission Tariff, and (iii) to provide Delivery Services to retail customers located within the Service Area in accordance with its Delivery Services tariff approved by the ICC as in effect from time-to-time; provided, that IP Load shall include such retail customers served by IP only for such time as IP is and remains an IDC; provided, further, that IP Load shall not include any sales of Capacity, Energy, or Ancillary Services to wholesale customers served by IP or any other load-serving entity; provided, further, that for purposes of this Agreement, retail customers served under competitive service contracts entered into prior to the date of this Agreement shall be considered retail customers; and, provided, further, that if IP ceases to be an IDC,

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the IP Load  shall  include  only  those  customers  which  IP would  have  been permitted to serve had IP remained an IDC.

     "IP System" means the electric transmission system owned by IP.

     "IP  Zonal  Price"  means,  when  there  exists  an LMP  Market,  the price
identified  by  MISO  for  Energy  withdrawals  from  the  transmission   system
functionally controlled by MISO at locations on the IP System.

     "kW" means kilowatts.

     "kWh" means kilowatt-hours.

     "Lender" or "Lenders" means: (i) any person or entity that, from time to time, has made loans, entered into a lease financing or extended other financial accommodation, directly or indirectly, to DYPM or DMG or for the financing or refinancing of any Primary Resource or Primary Resources, or of this Agreement,
(ii) the holders of any bond, note or other evidence of such loans or other financial accommodation, or (iii) any person or entity acting on behalf of any such Lender or Lenders to whom any Lender's or Lenders' rights under financing documents have been transferred, any trustee on behalf of such Lender or Lenders, and any person or entity subrogated to the rights of such Lender or Lenders.

     "Letter of Credit" means one or more irrevocable, standby letters of credit issued by a U.S. commercial bank or a foreign bank with a U.S. branch capable of issuing letters of credit with such bank having a credit rating of at least A-from S&P or A3 from Moody's, in a form and substance acceptable to the Party in whose favor the letter of credit is issued. "LMP" means the locational marginal price for a given generator bus, as calculated and posted by MISO.

     "LMP Market" means, for a given hour, a system, implemented and operated by MISO, in which users of the electric transmission grid in the Midwest are charged for electric transmission congestion based on the location of the transmission busses where they inject and withdraw power from the transmission system and the prices for electric energy at such busses. Such a system may or may not include a central clearing market for sales and purchases of electric energy. A necessary characteristic of an LMP Market, however, is the calculation and publishing by MISO of prices for electric energy (in $/MWh) at the Points of Delivery.

     "Load Change Factor" means, with respect to any hour, the use of on-line generation to provide intra-hour changes in Energy requirements, and shall be specified as the Capacity (in MW) necessary to meet the peak demand in such hour less the equivalent quantity of MW equal to the Scheduled Energy for such hour.

     "Load  Growth  Agreement"  means an  agreement  under  which  IP  purchases
Capacity and/or Energy to satisfy IP load growth not satisfied under the agreements identified in clauses (i) through (v) of the definition of Qualified Agreements or through purchases of Tier 1 Capacity and/or Tier 1 Energy; provided, that: (A) IP shall provide reasonable proof of the timing and amount of the growth in IP Load, (B) the amount of Capacity and Energy purchased under a Load Growth Agreement (i) shall commence no sooner than the growth in load projected by IP, (ii) shall be limited to the quantity of load growth in On-Peak and Off-Peak periods, as separately projected by IP, and (iii) Energy purchased under a Load Growth Agreement shall be scheduled by IP only after IP has scheduled as much Energy as practicable under the Qualified

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Agreements  identified  in the  clauses (i)  through  (v) of the  definition  of
Qualified Agreements, and as much Tier 1 Energy as practicable under this Agreement, and (C) prior to entering into any Load Growth Agreement, DYPM shall have the option at its sole election to restore any Released Capacity and associated Energy under Section 5(a)(ii) in the amount of such load growth.

     "MAIN" means the Mid-American Interconnected Network, or any successor organization thereto, or any organization that assumes any or all of the responsibilities of MAIN that relate to this Agreement.

     "Maximum Energy Quantities" means the maximum amount of Energy that DYPM is obligated to provide to IP during a given hour and during a given Quarter, as applicable, as specified in Appendix 2.

     "Metering Point" means the location of the meter associated with a Primary Resource, generally on the low voltage side of the step-up transformer of such Primary Resource.

     "MISO" means the Midwest Independent Transmission System Operator, Inc., or any successor organization thereto, or any organization that has operational and/or functional control of the IP System.

     "Moody's" means Moody's Investor Services, Inc.

     "MW" means megawatts.

     "MWh" means megawatt-hours.

     "Negotiated  Tier 2  Capacity"  means  Capacity,  in addition to the Tier 1
Capacity,  to be  provided  by  DYPM  to IP  pursuant  to a  Negotiated  Tier  2
Memorandum.

     "Negotiated Tier 2 Energy" means Energy, in addition to the Tier 1 Energy, to be provided by DYPM to IP pursuant to a Negotiated Tier 2 Memorandum.

     "Negotiated Tier 2 Memorandum" means a writing between the Parties setting forth the period, amount, price and other terms and conditions of any Negotiated Tier 2 Capacity and/or Negotiated Tier 2 Energy purchase agreed to between the Parties in accordance with Section 5(b)(i).

     "NERC" means North American Electric Reliability Council or any successor organization thereto.

     "Net Energy Load" means the Energy portion of the Net Load, which shall be, for any hour, the difference equal to: (i) the Energy portion of the IP Load for such hour (including any Ancillary Services converted to Energy), minus (ii) the Energy portion of Qualified Purchases for such hour.

     "Net Load" means, for any hour, the difference equal to: (i) the actual IP Load for such hour, minus (ii) the Qualified Purchases for such hour.

     "Network Integration Transmission Service" has the meaning provided in IP's or MISO' then-current Open Access Transmission Tariff.

     "Network Resource" has the meaning provided in IP's or MISO's then-current Open Access Transmission Tariff.

     "Off-Peak Hours" means, (i) on Business Days, (A) the hours ending at 1 CPT through 6 CPT, and (B) the hours ending 23 and 24 CPT, and (ii) all hours on all other Days.

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     "On-Peak  Hours" means, on Business Days, the hours ending 7 CPT through 22
CPT.

     "Open  Access   Transmission   Tariff"  or  "OATT"  means  IP's  or  MISO's
then-current open access transmission tariff as accepted, approved or allowed into effect by the FERC, and any successor tariffs.

     "Operating Limits" means, with respect to any Supply Resource, the Design Limits and the maximum electric generating ability, minimum electric generating ability, maximum ramp rates, limits on reactive power output, and the like, that must be respected by the operator of such Supply Resource in order to comply with Good Utility Practice, as such information relating to the Supply Resource is provided by DYPM to IP and, if necessary, to MISO, from time to time.

     "Operating Reserve Requirement" means any obligation to maintain spinning operating reserve or supplemental operating reserve in accordance with MAIN Guide No. 5, the requirements of any other regional reliability council of which the IP System or the IP Control Area is a member, or the requirements of MISO.

     "Overscheduled  Energy" means, for any hour, the amount,  if any, by which:
(i) the difference equal to (A) the Scheduled Energy with respect to such hour, minus (B) the Net Energy Load in such hour, exceeds (ii) the Bandwidth Allowance with respect to such hour; provided, however, that in no event shall Overscheduled Energy be less than zero.

     "PJM Average Hourly On-Peak Price" means the arithmetic mean of the sixteen
(16) PJM Hourly On-Peak Prices for the applicable Day

     "PJM Hourly On-Peak Price" means the prices published by the PJM Interconnection for the PJM Western Hub load zone for hours ending eight (8) through twenty three (23) Eastern Prevailing Time (which correspond to the On-Peak Hours) for the applicable Day of delivery.

     "Point of Delivery" means, for a Primary Resource, the high voltage side of the step-up transformer closest to that Primary Resource, or, for any Alternative Resource, an interface between the IP System and the transmission system of another entity to the extent IP has the capacity to receive electric energy at such interface.

     "Primary Resource" means a Supply Resource identified in Appendix 3.

     "PUA" means the Illinois Public Utilities Act, 220 ILCS 5/1-101 et seq., as it may be amended from time to time.

     "PURPA" means the Public Utility Regulatory Policies Act of 1978, as it may be amended from time to time.

     "Qualified Agreements" means: (i) the Electric Energy Incorporated Interchange Agreement; (ii) those certain agreements entered into by IP pursuant to an RFP with one or more entities under which IP will purchase, in calendar years 2005 and 2006, 400 MW of Capacity and associated Energy provided 24-hours per day each day of the year, and 300 MW of Capacity and associated Energy during hours ending 7 through 22 CPT each Business Day; (iii) any agreements with one or more entities under which IP will purchase 200 MW of Capacity and associated Energy during all hours of calendar year 2006; (iv) that certain agreement for Capacity and/or Energy between IP and State Farm Insurance Company; (v) any purchase IP is required to make under PURPA from a Qualifying Facility; (vi) any Load Growth Agreement; (vii) any purchases by IP to replace such Capacity and/or Energy not provided under the terms of one or more of the foregoing agreements; and (viii) any purchases made on IP's behalf by DYPM pursuant to IP's express direction.

     "Qualified Purchases" means, for any hour: (i) 200 MW of Capacity and associated Energy pursuant to the Electric Energy Incorporated Interchange Agreement provided 24-hours per day, consistent with IP's permanent power schedule election under such agreement, provided that such election for 2005 is no different than such election for 2004; (ii) 400 MW of Capacity and associated Energy provided 24-hours per day each day of the year, and 300 MW of Capacity and associated Energy during hours ending 7 through 22 CPT each Business Day pursuant to those certain agreements entered into by IP pursuant to an RFP;
(iii) 200 MW of Capacity and associated Energy provided under any agreements with one or more entities during all hours of calendar year 2006; (iv) purchases of Capacity and associated Energy pursuant to that certain agreement for Capacity and/or Energy between IP and State Farm Insurance Company; (v) any amounts of Capacity and Energy IP is required to purchase under PURPA from a Qualifying Facility; (vi) any amounts of Capacity and Energy purchased by IP pursuant to any Load Growth Agreement; (vii) any amounts of Capacity and Energy purchased by IP to replace such Capacity and/or Energy not provided under the terms of one or more of the foregoing agreements; (viii) any amounts of Capacity and Energy purchased on IP's behalf by DYPM pursuant to IP's express direction.

     "Qualifying Facility" means a qualifying facility as that term is defined by PURPA.

     "Quarter" means each of the three month periods ending March 31, June 30, September 30 and December 31 of each calendar year.

     "Released Capacity" has the meaning set forth in Section 5(a)(ii)(b).

     "Reliability Compensation" means compensation to be paid by IP to DYPM for Reliability Dispatch Energy in accordance with Section 12(f).

     "Reliability Dispatch" means the direction or operational control of a Primary Resource by IP or MISO in accordance with Section 7(h)(ii).

     "Reliability Dispatch Energy" means Energy generated by a Primary Resource under conditions of Reliability Dispatch.

     "RFP" means one or more Requests for Proposals for provision of electrical Capacity, Energy, and ancillary services to be issued by IP.

     "S&P" means  Standard & Poor's  Rating  Group (a  division of  McGraw-Hill,
Inc.).

     "Scheduled Ancillary Services" means the amount of Ancillary Services that IP schedules to be served from Supply Resources in each hour of the Day as set forth in the applicable Daily A/S Schedule.

     "Scheduled Energy" means the aggregate amount of Tier 1 Energy and Negotiated Tier 2 Energy, if applicable, that IP specifies for delivery by DYPM to IP in each hour on a given Day, as set forth by IP in the applicable Daily Energy Schedule.

     "Scheduled Load" means, collectively, the Scheduled Ancillary Services and Scheduled Energy in each hour of a given Day.

     "Security Guarantee" means a form of security described in Section 15.

     "Semi-Monthly  Billing  Statement"  has the  meaning  set forth in  Section
10(a).

     "Semi-Monthly Payment" has the meaning set forth in Section 10(a).

     "Service Area" means the geographic area within which IP is lawfully entitled to provide Capacity and Energy to retail customers as of the date of this Agreement.

     "Shaped Daily On-Peak Index" means: (i) the applicable PJM Hourly On-Peak Price divided by the PJM Average Hourly On-Peak Price, multiplied (ii) by the Daily On-Peak Index.

     "Supplemental Energy" means, for any hour, the lesser of: (i) the difference equal to (A) the Net Energy Load in such hour, minus (B) the Scheduled Energy with respect to such hour, or (ii) the Bandwidth Allowance for such hour; provided, however, that in no event shall Supplemental Energy be less than zero.

     "Supply Resource" means (i) an electric generating unit capable of providing Capacity, Energy and/or Ancillary Services to which DYPM holds the rights to dispatch and/or control the operating level thereof and, accordingly, the rights to Capacity, Energy and/or Ancillary Services provided by such electric generating unit, or (ii) any contractual or similar rights to Capacity, Energy and/or Ancillary Services to which DYPM is entitled.

     "Surcharge Factor" means: (i) 1.175 in calendar year 2005, and (ii) 1.15 in calendar year 2006.

     "Term" has the meaning set forth in Section 2.

     "Tier 1 Capacity" means Capacity in the amounts specified in Appendix 1 (as such amounts may be reduced by the amount of Released Capacity, if any) that DYPM shall provide to IP, and IP shall purchase from DYPM, to meet IP Load, throughout the Term.

     "Tier 1 Capacity Price" means $4.00/kW-month.

     "Tier 1 Energy" means Energy, other than Negotiated Tier 2 Energy, Supplemental Energy, and Underscheduled Energy, that DYPM shall provide to IP, and IP shall purchase from DYPM, in the amounts specified in Sections 5 and 7, to meet IP Load throughout the Term.

     "Tier 1 Energy Price" means $30.00/MWh.

     "Transmission Losses" means the cost of delivering Energy on the transmission system between the point of receipt and the point of delivery attributable to real energy losses, as defined in the applicable MISO
FERC-approved tariff, or as defined in the FERC pro forma Open Access Transmission Tariff applied by the applicable transmission owners.

     "True-Up Billing Statement" has the meaning set forth in Section 10(c).

     "Underscheduled  Energy" means, for any hour, the amount,  if any, by which
(i) the difference equal to (A) the Net Energy Load in such hour, minus (B) the Scheduled Energy with respect to such hour, exceeds (ii) the Bandwidth Allowance with respect to such hour; provided, however, that in no event shall Underscheduled Energy be less than zero.

     "Unmetered Energy" means deliveries of Energy by DYPM to IP for certain property, equipment, facilities, and appurtenances owned by IP, on land owned or controlled by DMG, used by IP to serve IP Load, as further described in Appendix 6.

     (b)  Interpretation
          --------------

     In this Agreement, unless a different intention clearly appears:

          (i)   the singular number includes the plural and vice versa;

          (ii) the reference to any Party includes such Party's successors and assignees but, if applicable, only if such successors and assignees are permitted by this Agreement, and reference to a Party in a particular capacity excludes such Party in any other capacity or individually;

          (iii) reference to any gender includes the other gender;

          (iv) reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or otherwise modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof;

          (v) reference to any Section or Appendix means such Section of this Agreement or such Appendix to this Agreement, as the case may be and references in any Section or definition to any clause or paragraph means such clause or paragraph of such Section or definition;

          (vi) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Section or other provision hereof or thereof;

          (vii)"including"  (and  with  correlative  meaning  "include")   means
                including without limiting the generality of any description preceding such term;

          (viii) elative to the determination of any period of time, "from" means "from and including", "to" means "to but excluding" and "through" means "through and including"; and

          (ix) reference to any law (including statutes and ordinances) means such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, including rules and regulations, promulgated thereunder.

     (c)  No Presumption of Construction For or Against Any Party
          -------------------------------------------------------

     Any rule of construction or interpretation requiring this Agreement to be construed or interpreted for or against any Party shall not apply to the construction or interpretation hereof.

     (d)  Titles and Headings
          -------------------

     Section titles and headings in this Agreement are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

     (e)  Modification of Shaped Daily On-Peak Index
          ------------------------------------------

     If any information needed for calculation of the Shaped Daily On-Peak Index becomes discontinued, the Parties promptly shall initiate expedited good faith negotiations in respect of an appropriate replacement index or alternate pricing methodology for immediate implementation. If the Parties reach agreement on the terms of an appropriate replacement index or alternate pricing methodology, the Parties shall reduce the agreement to writing and make it part of this Agreement, whereupon such terms shall become binding upon the Parties. If the Parties are unable to reach such agreement, such disagreement shall be resolved as provided in Section 14.

2.   Term of Agreement
     -----------------

     This Agreement shall become effective as of the Effective Date and shall continue in effect for a period ending at 11:59 p.m. CPT on December 31, 2006 (the "Term").

3.   MISO Change to Sub-Zonal or Nodal Measurement
     ---------------------------------------------

     If, during the Term of this Agreement, MISO utilizes a system for scheduling, pricing, and/or calculating congestion, losses, or other charges based on sub-zones or transmission nodes, rather than there being a single zone for the IP Load, the Parties will revise this Agreement to reflect this utilization of such sub-zonal or nodal concepts by MISO. Sections of this Agreement that shall be modified pursuant to the provisions of the foregoing sentence include, but are not limited to, Subsections 12(c), 12(d), and 12(e). For the term of this Agreement, (y) IP shall not request, without the prior written consent of DYPM, that MISO separate the IP Control Area into more than one load zone; and (z) DYPM shall not request, without the prior written consent of IP, that MISO separate the IP Control Area into more than one load zone.

4.   Interconnection Agreement
     -------------------------

     The Interconnection Agreement shall remain in effect for the duration of the Term.

5.   IP's Entitlement to Capacity and Energy from DYPM
     -------------------------------------------------

     (a)  Tier 1 Capacity and Tier 1 Energy
          ---------------------------------

          (i) Base Amounts. Except as otherwise provided in this Agreement and ------------- subject to the terms of this Agreement, IP shall be entitled to, and shall purchase from DYPM, and DYPM shall provide and shall sell to IP, at all times during the Term: (A) Tier 1 Capacity in the amounts specified in Appendix 1 (as such amount may be reduced by the amount of Released Capacity, if any), and (B) Tier 1 Energy and Ancillary Services in hourly amounts equal to the Scheduled Load.

          (ii) Capacity Release.
               ----------------

               (a) Capacity Release for 2005. By notice dated not later than -------------------------- September 1, 2004, IP may, at its sole option and discretion, reduce the amount of Tier 1 Capacity specified in Appendix 1 of this Agreement for all months in calendar year 2005 by up to 200 MW, provided that the IP Load shall have been reduced as a result of retail customers of IP switching electricity suppliers or terminating business operations. In the event IP releases capacity in calendar year 2005 pursuant to the provisions of this Section 5(a)(ii)(a), such release shall apply in the same amount to calendar year 2006.

               (b) Capacity Release for 2006. By notice dated not later than -------------------------- September 1, 2005, IP may, at
     its sole option and discretion, reduce the amount of Tier 1 Capacity specified in Appendix 1 of this Agreement for all months in calendar year 2006 by an amount not to exceed the difference between 200 MW and the amount of capacity released, if any, pursuant to IP's election under
     Section 5(a)(ii)(a), provided that the IP Load shall have been reduced as a result of retail customers of IP switching electricity suppliers or terminating business operations (capacity released pursuant to Sections 5(a)(ii)(a) or 5(a)(ii)(b) being the "Released Capacity").

               (c) Any amounts of Tier 1 Capacity released by IP pursuant to the provisions of this Section 5(a)(ii) shall be applied notionally to each month set forth on Appendix 1. During the period of any such release (A) the Tier 1 Capacity shall be reduced by the amount of the Released Capacity, and (B) the Tier 1 Energy for each Quarter shall be reduced by an amount equal to (1) the Tier 1 Energy for such Quarter, multiplied by (2) the amount of the Released Capacity divided by the Tier 1 Capacity (prior to such reduction).

               (d) Any written notice of Released Capacity shall include reasonable proof of the net reduction in IP Load, and the amount of Released Capacity shall not be greater than the amount of the net reduction in IP Load. In addition to releasing Tier 1 Capacity in accordance with Subsections 5(a)(ii)(a) and (b), IP may by agreement with DYPM release any amount of Tier 1 Capacity at any time, upon such advance notice, and for such period or periods, as the Parties may agree.

     (b)  Tier 2 Capacity and Energy
          --------------------------

          (i) Negotiated Tier 2 Capacity and Energy. IP may purchase Negotiated ------------------------------------- Tier 2 Capacity and/or
     Negotiated Tier 2 Energy from DYPM for any period, in such amounts and at such price or prices, and on such terms and conditions, as the Parties may agree, if requested by IP in writing at least ten (10) Business Days prior to the start of such period, or upon shorter notice if otherwise agreed to by the Parties. The Parties shall record the period, amount, price and other terms and conditions of any Negotiated Tier 2 Capacity and/or Energy purchase in a Negotiated Tier 2 Memorandum. The Negotiated Tier 2 Memorandum shall set forth the manner in which the amount of the Negotiated Tier 2 Capacity and/or Energy provided or delivered to IP shall be determined.

          (ii) Supplemental  Energy and Underscheduled  Energy in an LMP Market.
               ----------------------------------------------------------------
     If an LMP Market exists during any hour, IP shall acquire from MISO all Supplemental Energy and Underscheduled Energy, if any, required to meet the Net Energy Load.

          (iii)Supplemental Energy and Underscheduled Energy with No LMP Market.
               ----------------------------------------------------------------
     Market. If an LMP Market does not exist during the applicable hour, IP shall (subject to the quantity limitations set forth in Section 5(f)) purchase such Supplemental Energy and Underscheduled Energy from DYPM.

     (c)  Delivery of Energy and Ancillary Services by DYPM
          -------------------------------------------------

          (i) Points of Delivery. All Tier 1 Energy, Negotiated Tier 2 Energy, ------------------ if any, and Ancillary Services provided by
     DYPM to IP shall be delivered at the Points of Delivery. To the extent DYPM provides IP Supplemental Energy or Underscheduled Energy, such Supplemental

     Energy or Underscheduled Energy shall be delivered to the Points of Delivery. Title to such Energy or Ancillary Services shall pass from DYPM to IP at the Points of Delivery.

          (ii)  Transmission.  DYPM shall be  responsible  for obtaining  and/or
                ------------ providing transmission service for the Tier 1 Energy, Negotiated Tier 2 Energy, Supplemental Energy, Underscheduled Energy, and Ancillary Services to the Points of Delivery. DYPM shall be responsible for obtaining and/or providing firm transmission of the Tier 1 Capacity and Negotiated Tier 2 Capacity, to the Points of Delivery, to the extent such Capacity is provided by Alternative Resources. IP shall be responsible for obtaining and pro-viding transmission for Tier 1 Energy, Negotiated Tier 2 Energy, Supplemental Energy, Underscheduled Energy, and Ancillary Services obtained from DYPM from the Points of Delivery to the IP Load.

          (iii)Transmission  Losses  for  Alternative  Resources.  To the extent
               -------------------------------------------------   incremental
     Transmission Losses are incurred by IP as a consequence of the delivery of Energy by DYPM from Alternative Resources to Points of Delivery other than such Points of Delivery adjacent to Primary Resources, and not caused by the negligence of IP, DYPM shall pay to IP an amount equal to the net difference between the Transmission Losses incurred by IP for delivery of such Energy to such Points of Delivery and what such costs would have been incurred for delivery of such Energy to the Points of Delivery adjacent to Primary Resources.

     (d)  Network Resources
          -----------------

     IP shall annually designate the Primary Resources as Network Resources and shall be responsible for procuring the Network Integrated Transmission Service from the Primary Resources to the IP Load. IP shall comply with any request of DYPM for IP to designate an Alternative Resource as a Network Resource, to the extent permitted under the FERC-approved tariffs of IP and/or MISO.

     (e)  Use of Capacity, Energy, and Ancillary Services
          -----------------------------------------------

     IP shall use all Capacity, Energy, and Ancillary Services provided hereunder only to serve Net Load. IP shall not resell to any customer not included in the IP Load any Energy, Capacity or Ancillary Services provided by DYPM under this Agreement, except as provided in Section 5(g)(ii).

     (f)  Minimum and Maximum Energy Quantities
          -------------------------------------

          (i) Minimum Energy. The Scheduled Energy for any hour shall not be --------------- less than, and IP shall be obligated to schedule and purchase not less than, the anticipated Net Energy Load.

          (ii) Maximum Capacity. DYPM shall not be obligated, pursuant to this ---------------- Agreement, to provide to IP more Capacity, at any point in time or in any period, than the lesser of: (A) the Capacity volumes specified in Appendix 1 for a given month plus any similar maximum Negotiated Tier 2 Capacity amount specified in a Negotiated Tier 2 Memorandum for that month, or (B) the Capacity component of the Net Load.

          (iii)Maximum Hourly Energy. DYPM shall not be obligated, pursuant to --------------------- this Agreement, to provide any Energy to IP in any hour, aggregated across all Points of Delivery, in excess of the lesser of: (A) the Maximum Hourly Energy Quantities set forth in Appendix 2 plus any applicable hourly maximums for Negotiated Tier 2 Energy specified in a Negotiated Tier 2 Memorandum, or (B) the Net Energy Load.

          (iv) Maximum Quarterly Energy.  DYPM shall not be obligated,  pursuant
               ------------------------   to this  Agreement,  to  provide  any
     Energy to IP in any hour if provision of such Energy would cause the sum of the Energy delivered to IP pursuant to this Agreement during the present Quarter to exceed applicable Maximum Quarterly Energy Quantity set forth on Appendix 2 plus any applicable quarterly maximums for Negotiated Tier 2 Energy specified in a Negotiated Tier 2 Memorandum.

          (v) Net Load. The Net Load (including the Net Energy Load) shall not -------- be increased due to the failure of any provider of
     Capacity, Energy, or Ancillary Services under a Qualified Agreement to provide the full amount of Qualified Purchases, and in no event shall DYPM be obligated pursuant to this Agreement to provide any Capacity, Energy, or Ancillary Services to replace such Qualified Purchases.

          (vi) Released Capacity. The maximum amounts set forth in Sections ------------------ 5(f)(ii), (iii), and (iv) shall be reduced by the amount of any Released Capacity and corresponding Energy as provided in Section 5(a)(ii).

     (g)  Right to Market Energy and Ancillary Services to Third Parties
          --------------------------------------------------------------

          (i) DYPM shall be entitled to sell to any other party, consistent with applicable tariffs and/or regulations, Tier 1 Energy and Ancillary Services to which IP is entitled under this Agreement, but does not schedule in any period, for DYPM's own account and at its own risk, and DYPM shall have no obligation to account to IP for any revenues or profits received by DYPM as a result of such sales; provided, that nothing in this
     Section 5(g)(i) shall excuse or limit DYPM's obligation to provide to IP in any period, Tier 1 Capacity, Tier 1 Energy and related Ancillary Services to which IP is entitled under this Agreement.

          (ii) In the event there does not exist an LMP Market and Scheduled Energy exceeds Net Energy Load for a given hour, IP shall have the exclusive right to sell such excess Energy to third parties. Without limiting IP's scheduling and payment obligations hereunder (including the obligation to schedule the Net Load), IP shall not be required to pay to DYPM any revenues received from such sales.

     (h)  Limit on IP Purchases of Capacity and Energy from Third Parties
          ---------------------------------------------------------------

          (i) Except as provided in Section 5(h)(ii), IP shall purchase exclusively from DYPM all of IP's Energy and Capacity requirements to serve the IP Load, except for (a) Qualified Purchases and/or (b) Supplemental Energy or Underscheduled Energy obtained from MISO as provided herein.

          (ii) IP shall provide DYPM notice of the term of and amounts of Capacity and amounts of Energy to be purchased under any Qualified
     Agreement within ten (10) days after IP's entry into such Qualified Agreement, but in no case later than the effective date of such Qualified Agreement.

          (iii) Notwithstanding any provision in this Agreement to the contrary, nothing in this Agreement shall restrict IP's ability to purchase Capacity, Energy and/or Ancillary Services pursuant to Qualified Agreements.

     (i)  DYPM Supply Resources
          ---------------------

          DYPM shall be free to meet its supply obligations under this Agreement with any combination of Supply Resources chosen by DYPM in DYPM's sole discretion.

6.   Quality of Energy Supplied by DYPM
     ----------------------------------

     All Energy which DYPM shall deliver to IP pursuant to this Agreement, whether generated or procured by DYPM, shall be in the form of three-phase alternating current having a nominal frequency of approximately 60 cycles per second, a harmonic content consistent with the requirements of the Institute of Electrical and Electronic Engineers Standard No. 519, and a voltage content consistent with the guidelines applied by IP to the IP System.

7.   Scheduling
     ----------

     (a)  Scheduling of IP Load
          ---------------------

          (i) IP shall provide DYPM with a Daily Energy Schedule, no later than 6:30 a.m. CPT of the preceding Business Day, setting forth the aggregated amount of Scheduled Energy during each hour of the applicable Day. IP shall provide DYPM with a Daily A/S Schedule, no later than 6:30 a.m. CPT of the preceding Business Day, setting forth the aggregated amount of Scheduled Ancillary Services during each hour of the applicable Day. If an LMP Market does not exist and IP anticipates that Net Energy Load will be materially different than Scheduled Energy, IP will use its best efforts to communicate such expectations to DYPM at least seventy-five (75) minutes before the hour of delivery; provided, that for purposes of determining Supplemental Energy, Overscheduled Energy, Underscheduled Energy, and any amount payable pursuant to Section 12, only the daily forecast delivered at 6:30 a.m. CPT of the preceding Business Day shall be designated as the Scheduled Energy. If IP does not provide DYPM a Daily Energy Schedule or Daily A/S Schedule for a given Day by the required time, the forecasted Energy or Ancillary Services, as appropriate, specified for the applicable Day in the most recent rolling 10-Day Energy and Ancillary Services forecast, pursuant to Section 7(c), shall be deemed to be the Daily Energy Schedule or Daily A/S Schedule, as applicable.

          (ii) IP shall use good faith efforts to ensure that Scheduled Energy and Scheduled Ancillary Services for a given hour shall equal the anticipated Net Load for such hour, subject to the quantity limits set forth in Sections 5(f) and 7(i), and to the provisions of Section 5(h).

          (iii) The Daily Energy Schedule or the Daily A/S Schedule can be amended by mutual agreement of the Parties to reflect any Energy or Ancillary Services that may be requested by DYPM, provided that DYPM remains obligated to provide the amounts of Capacity, Energy, and Ancillary Services otherwise required by this Agreement.

     (b)  Reserve Nomination/Ancillary Services
          -------------------------------------

     As part of the Daily A/S Schedule provided pursuant to Section 7(a), IP shall specify hourly amounts of Tier 1 Capacity to be held as reserves for Spinning Reserves, Non-Spinning Reserves, Regulation and other Ancillary Services consistent with the applicable MAIN and/or MISO tariff requirements and
Section 7(i), and shall specify the Load Change Factor for each hour.

     (c)  Rolling 10-Day Energy and Ancillary Services Forecast
          -----------------------------------------------------

     By 10:00 a.m. CPT each Day, IP shall submit to DYPM a non-binding 10-day forecast of the hourly IP Load including Ancillary Services, to be provided by DYPM under this Agreement.

     (d)  Monthly Energy and Ancillary Services Forecast
          ----------------------------------------------

     IP shall submit to DYPM, no later than the fifteenth (15th) day of each month, a non-binding monthly forecast of the hourly IP Load, including Ancillary Services, to be provided by DYPM under this Agreement for the following three months.

     (e)  DYPM Daily Resource Schedule
          ----------------------------

          (i) No later than 11:00 a.m. CPT, DYPM shall provide to IP a Daily Resource Schedule for the next Day, identifying Supply Resources sufficient to provide Tier 1 Capacity, Negotiated Tier 2 Capacity, if any, Scheduled Energy and Scheduled Ancillary Services to meet the Scheduled Load.

          (ii) The Supply Resources listed on the Daily Resource Schedule shall be Network Resources such that IP can use Network Integration Transmission Service under the IP OATT to move Energy and Ancillary Services provided by DYPM from the Supply Resources to IP's load busses. IP shall, in cooperation with DYPM, identify the Supply Resources as IP Network
     Resources pursuant to obtaining Network Integration Transmission Service under the IP and/or MISO OATT. If Alternative Resources are designated by DYPM, DYPM shall provide, in addition to the Alternative Resources identified in the Daily Resource Schedule, the applicable OASIS schedules identifying firm transmission capacity from such Alternative Resources to the Points of Delivery.

     (f)  Scheduling with MISO
          --------------------

     DYPM and IP shall cooperate in efforts to undertake all actions necessary to schedule transmission of Capacity, Energy, or Ancillary Services: (i) to the Points of Delivery and/or (ii) from the Points of Delivery to the IP Load.

     (g)  DYPM Failure to Provide Capacity, Energy, and/or Ancillary Services
          -------------------------------------------------------------------

          (i) Additional Actions. In the event that DYPM fails to provide ------------------- Energy, and/or Ancillary Services as
     required by this Agreement, and such failure is not excused pursuant to the terms of this Agreement or applicable law, and is not the result of actions or inactions by IP, DYPM shall promptly procure and/or dispatch sufficient additional Supply Resources to meet such requirements. In the event DYPM fails promptly to procure and/or dispatch such additional Supply Resources as required in the foregoing sentence, IP shall take reasonable actions, consistent with Good Utility Practice, to maintain the balance of electric supply and electric load on the IP System and in the IP Control Area, including obtaining additional Energy, and/or Ancillary Services as necessary to balance electric supply and electric load on the IP System and in the IP Control Area.

          (ii) Cover Costs
               -----------

               (y) Capacity. If and to the extent: (A) DYPM fails, for at least -------- five (5) consecutive Days, (i) to identify Supply
     Resources  with  Capacity  sufficient  to  meet

     Scheduled Load or (ii) to deliver Capacity from Supply Resources identified on a Daily Resource Schedule, and (B) such failure of DYPM (i) is not excused by the terms of this Agreement or applicable law and (ii) is not the result of actions or inactions by IP, then, (1) after consultation with DYPM, IP shall be entitled to purchase Capacity that it reasonably anticipates that DYPM will be unable to supply, provided that any such purchases are communicated to DYPM, and, provided, further, that any such purchases are only to the extent of any such anticipated inability of DYPM to provide capacity, and (2) DYPM shall reimburse IP for the out-of-pocket costs reasonably incurred by IP to obtain replacement Capacity from a third-party on commercially equivalent terms and conditions for the period of such anticipated continuing failure in excess of the amounts IP otherwise would have been obligated to pay DYPM hereunder for such Capacity, including replacement Capacity and firm transmission.

               (z) Energy. If and to the extent: (A) DYPM fails to procure ------ and/or dispatch sufficient additional Supply
     Resources to supply Energy in accordance with Section 7(g)(i), and (B) such failure of DYPM (i) is not excused by the terms of this Agreement or applicable law and (ii) is not the result of actions or inactions by IP, then DYPM shall reimburse IP for the third-party, out-of-pocket costs reasonably incurred by IP to obtain replacement Energy for the period of such failure on commercially equivalent terms and conditions as a result of such failure in excess of the amounts IP otherwise would have been obligated to pay DYPM hereunder for such Energy, including replacement Energy and transmission, Congestion Costs, and related Transmission Losses.

          (iii)Documentation  Requirements.  IP  shall  provide  all  supporting
               ---------------------------   documentation reasonably   required
     to substantiate and verify the cover costs described in Section 7(g)(ii).

          (iv) CPS1 or CPS2 Violations. If and to the extent IP demonstrates ------------------------ that DYPM has failed to provide
     Scheduled Ancillary Services as required by this Agreement or otherwise fails to operate Supply Resources in accordance with Operating Limits, and such failure is not excused by the terms of this Agreement or applicable law and is not the result of actions or inactions by IP: (A) DYPM shall reimburse IP for the penalties incurred by IP as a consequence of any resulting CPS1 or CPS2 Violation by IP, and (B) DYPM shall provide any increase in quantities of Ancillary Services required by MAIN or MISO as a consequence thereof, at DYPM's expense. Except as provided in this Section 7(g)(iv), DYPM shall have no obligation or liability with respect to any CPS1 or CPS2 Violation by IP.

          (v)  Mitigation.  IP shall  use  commercially  reasonable  efforts  to
               ----------   mitigate  the  costs  incurred  in  obtaining  such
     replacement Capacity, Energy and/or Ancillary Services, and, for avoidance of doubt, DYPM shall have no obligation to reimburse any costs incurred by IP to obtain quantities of Capacity, Energy, or Ancillary Services in excess of quantity of each class of service required to be provided by DYPM hereunder.

     (h)  Dispatch to Serve IP Load and Reliability Dispatch
          --------------------------------------------------

          (i) Except as provided in Section 7(h)(ii), DYPM shall control, cause to be controlled the operation of, or otherwise utilize, the Supply Resources identified by DYPM for providing Capacity, Energy and/or Ancillary Services for purposes of serving the IP Load as required by this Agreement. DYPM shall dispatch such Supply Resources as required by this Agreement in the manner required to support compliance with applicable requirements and guidelines of NERC, MAIN, any other regional reliability council of which the IP System or IP Control Area is a member, and the MISO.

          (ii) IP shall be authorized to direct DYPM to dispatch any Primary Resource out of economic dispatch order, subject to the Operating Limits or to any other limits reasonably imposed by DYPM or DMG, if and to the extent such redispatch is necessary in the sole judgment of IP to ensure the reliability of the IP System, to maintain the integrity of the IP System, or to fulfill a requirement of the Open Access Transmission Tariff or other applicable tariff, or a requirement or directive of NERC, MAIN, any other regional reliability council of which the IP System or IP Control Area is a member, or MISO, notwithstanding that such dispatch may be contrary to principles of economic dispatch or to a previously-established planned outage schedule ("Reliability Dispatch"). Notwithstanding the foregoing, in no case shall DYPM be required to operate any Primary Resource in a manner which exceeds the Operating Limits or which, in DYPM's reasonable judgment, jeopardizes the health or safety of any person or property or the safety or integrity of the Primary Resource. Redispatch of a Primary Resource to provide reactive power support, including emergency redispatch or nonemergency redispatch, is covered in and subject to the Interconnection Agreement.

          (iii) DYPM shall be entitled to Reliability Compensation from IP in accordance with Section 12(f) for Reliability Dispatch Energy. IP acknowledges and agrees that this Agreement and the foregoing provisions of this Section 7(h) in particular do not apply to or authorize or allow any action by or direction from IP relating to returning the IP System to normal operation in the event of a whole or partial blackout on the IP System, and that any rights or obligations with respect thereto shall be governed by a separate black start service agreement directly between IP and DMG.

     (i)  Ancillary Services
          ------------------

     IP shall specify in the Daily A/S Schedule no more than those Ancillary Services necessary to meet the then-applicable MAIN and/or MISO requirements for Ancillary Services for the IP Load, subject to the limitations specified in this
Section 7(i), after use of all other sources of Ancillary Services available to IP. DYPM shall be obligated to provide to IP only those Ancillary Services specified in such Daily A/S Schedule. DYPM shall have no obligation under this Agreement to provide reserve sharing services to IP or on IP's behalf to other entities or otherwise to respond to a reserve-sharing event. IP shall minimize the amount of Ancillary Services required to be provided by DYPM by, in good faith, maintaining or increasing existing customer demand side qualified resources for both spinning and nonspinning reserves and maintaining or increasing the provision of self-supplied Ancillary Services by transmission system customers in effect as of the date of execution of this Agreement. Furthermore, DYPM shall determine the specific Supply Resources from which Ancillary Services will be provided. Unless otherwise specifically set forth in this Agreement, there will be no separate charge for these Ancillary Services not converted to Supplemental Energy or Underscheduled Energy. Beginning on the date, if any, that MISO starts to operate a market for Ancillary Services, IP shall compensate DYPM for the provision of Ancillary Services in excess of the minimum amount required by MAIN or MISO on the date of this Agreement (except as set forth in Section 7(g)(ii)). Reciprocally, beginning on the same date, IP shall be compensated by DYPM for the provision of Ancillary Services less than the minimum amount required by MAIN or MISO on the date of this Agreement. "Ancillary Services" shall consist of the following:

          (i)  Spinning  Reserves.  This  service  is  defined  as the amount of
               ------------------   generation  which is on-line and loaded at
     less than maximum output, ready to serve additional demand and which can be fully applied in 10 minutes in the event of a system contingency.

          (ii) Non-Spinning Reserves. This service is defined as the amount of ---------------------- generating capability not connected to the system but capable of serving demand within 10 minutes.

          (iii) Regulation.  This service is defined as the amount of generating
                ----------   capability  in the form of Spinning  Reserves
     necessary to provide for the continuous balancing of resources (generation and interchange) with load. Regulation service is accomplished by committing online generation whose output is raised or lowered (predominantly through the use of automatic generating control equipment) as necessary to follow the moment-by-moment changes in load.

          (iv) Frequency Response Service. This service is defined as the amount -------------------------- of generating capability necessary to maintain scheduled interconnection frequency at sixty cycles per second (60 Hertz).

     If, however, the services contemplated by the MISO and/or its tariff, including the Ancillary Services provided hereunder, are changed materially from those in effect on the date of this Agreement, the Parties shall cooperate to make conforming changes to this Agreement to fulfill the purposes of this Agreement; provided, that no such changes shall alter the allocation between the Parties of the economic benefits and risks of this Agreement.

8.   Financial Transmission Rights and Financial Flowgate Rights; Congestion
     -----------------------------------------------------------------------
     Cost
     ----

     (a)  Congestion Credit
          -----------------

     Following the implementation of an LMP Market: (i) DYPM shall reimburse IP for any charges for Congestion Costs imposed by MISO on IP associated with transmitting Tier 1 Energy, Negotiated Tier 2 Energy (if such Negotiated Tier 2 Memorandum provides that DYPM shall be responsible for such Congestion Costs), Supplemental Energy, and Underscheduled Energy from Supply Resources to the IP Load, and (ii) in the event IP holds FTRs or FFRs on DYPM's behalf, IP shall pass-through to DYPM any financial benefits and financial obligations received from or imposed by MISO associated with holding such FTRs or FFRs on DYPM's behalf. In accordance with the foregoing sentence, DYPM shall credit or debit IP, as appropriate, for the amount of any such amounts charged or credited by MISO to IP on the True-Up Billing Statement issued following the receipt from MISO of necessary data for completion of such calculations.

     (b)  Financial Transmission Rights
          -----------------------------

          (i)  Annual Load Forecast
               --------------------

          No later than fifteen (15) Business Days prior to MISO-established deadline for submitting to MISO nominations for FTRs or FFRs, IP shall provide DYPM with an annual forecast of the IP Load, by month. IP shall use its best efforts in developing such load forecast but shall not be responsible to DYPM for any differences between the forecast and actual IP Load.

          (ii) FTR/FFR Nomination
               ------------------

          At least two (2) Business Days prior to the MISO-established deadline for submitting to MISO nominations for FTRs or FFRs, DYPM shall provide IP a list of the FTRs and/or FFRs that DYPM wishes IP to have allocated by MISO in order to reduce DYPM's net liability to reimburse IP for Congestion Costs in accordance with Section 8(a). IP shall include such nominated FTRs and FFRs identified by DYPM in IP's list of nominated FTRs and FFRs submitted to MISO. IP shall in no way be restricted from nominating FTRs and/or FFRs in addition to those identified by DYPM.

          (iii) FTR/FFR Allocation
                ------------------

          IP shall assign to DYPM at no charge (except for any administrative charges assessed by MISO), for the Term of this Agreement, all FTRs and FFRs allocated to IP by MISO that correspond to the nominated FTRs and FFRs requested by DYPM, provided, however, that such FTRs and FFRs may be reduced pro rata to the extent that the quantity of FTRs and FFRs allocated to IP is less than the quantity of FTRs and FFRs nominated by IP; and, provided, further, that FTRs and FFRs so allocated shall be provided first to IP Load served by Qualified Agreements and DYPM pursuant to the provisions of this Agreement, prior to providing any FTRs and FFRs applicable to other IP Load. IP shall be entitled to receive FTRs and/or FFRs associated with Qualified Agreements in the same pro rata manner. In no event shall DYPM have rights to any FTRs or FFRs provided by MISO to IP to the extent such FTRs or FFRs are in effect following the Term of this Agreement. In the event MISO does not permit the assignment of FTRs or FFRs from IP to DYPM, (x) IP shall pass-through to DYPM at no charge all financial benefits provided by MISO to IP as a result of IP holding those FTRs or FFRs as if such FTRs or FFRs had in fact been assigned to DYPM; (y) IP shall pass-through to DYPM all financial obligations imposed by MISO on IP as a result of IP holding those FTRs or FFRs as if such FTRs or FFRs had in fact been assigned to DYPM, including any administrative charges assessed by MISO. DYPM shall provide to IP such forms of credit as MISO may require from IP as a result of IP holding such FTRs or FFRs on DYPM's behalf.

          (iv) Other FTRs or FFRs
               ------------------

     To the extent DYPM utilizes or intends to utilize Alternative Resources to supply the Net Load, and so requests that IP seek, on DYPM behalf, certain FTRs or FFRs from MISO, IP will use reasonable efforts to request such FTRs or FFRs on DYPM's behalf. If such FTRs or FFRs are unavailable or cannot be obtained despite IP's reasonable efforts, IP shall notify DYPM as soon as practicable, and DYPM will reimburse IP for any Congestion Costs and related Transmission Losses arising from DYPM's use of such Alternative Resources rather than Primary Resources for delivery of its supply obligations hereunder. DYPM shall bear all costs, if any, related to obtaining FTRs or FFRs pursuant to this Section 8(b)(iv).

9.   Metering and Meters
     -------------------

     (a)  Metering
          --------

          (i) All Energy delivered by DYPM to IP from a Primary Resource shall be metered at the existing meter installations located at the Metering Points. Such metering installations shall be provided, installed and maintained pursuant to the Interconnection Agreement. Such meters shall be kept under seal, and such seals shall be broken only by DYPM and only when the meters are to be tested or adjusted.

          (ii) At IP's option and expense, back-up meters may be installed at any Metering Point. Back-up meters shall be installed, owned, tested and maintained in accordance with procedures to be agreed upon by the Parties.

     (b)  Meter Testing and Inaccuracies
          ------------------------------

     The meters shall be tested, any adjustments to the billing statements shall be made, and records relating to the meters shall be maintained, as provided in Sections 11.3 through 11.7 of the Interconnection Agreement, which Sections are incorporated herein by reference, mutatis mutandis.
                                  ------- --------

10.  Billing and Payment
     -------------------

     (a)  Semi-Monthly Billing Statements and Payments
          --------------------------------------------

          (i) Semi-Monthly Billing Statements
              -------------------------------

          DYPM shall provide to IP, on the fifteenth (15th) day of a month or, if such date is not a Business Day, on the next succeeding Business Day, a Semi-Monthly Billing Statement setting forth: (A) one-half of the monthly charge for Tier 1 Capacity and Negotiated Tier 2 Capacity, if any, for that month; (B) the total MWh of Tier 1 Energy reflected in the Daily Energy Schedules for the first through fifteenth (15th) days of that month, (C) if applicable, the price charged by DYPM for any Negotiated Tier 2 Energy as well as the total MWh of Negotiated Tier 2 Energy reflected in the Daily Energy Schedules for the first through fifteenth (15th) days of that month, and (D) based on the information provided in clauses (A) through (C) of this Section 10(a), the total amount due from IP to DYPM as a Semi-Monthly Payment for the first through fifteenth (15th) days of that month.

          DYPM shall provide to IP, on the last day of a month or, if such date is not a Business Day, on the next succeeding Business Day, a Semi-Monthly Billing Statement setting forth: (w) one-half of the monthly charge for Tier 1 Capacity and Negotiated Tier 2 Capacity, if any, for that month; (x) the total MWh of Tier 1 Energy reflected in the Daily Energy Schedules for the sixteenth (16th) through last days of that month, (y) if applicable, the price charged by DYPM for any Negotiated Tier 2 Energy as well as the total MWh of Negotiated Tier 2 Energy reflected in the Daily Energy Schedules for the sixteenth (16th) through last days of that month, and (z) based on the information provided in clauses (w) through (y) of this
     Section 10(a), the total amount due from IP to DYPM as a Semi-Monthly Payment for the sixteenth (16th) through last days of that month.

          (ii) Semi-Monthly Payment
               --------------------

          On or before the third (3rd)  Business  Day  following  provision of a
     Semi-Monthly  Billing  Statement  by DYPM to IP,  IP  shall  pay  DYPM,  by electronic funds transfer, the total amount due from IP to DYPM as specified in such Semi-Monthly Billing Statement (a "Semi-Monthly Payment"); provided, however, that IP may reduce the amount paid as a result of a good faith dispute with the information provided in the Semi-Monthly Billing Statement, to the extent of the amount disputed as provided in Section 10(e).

     (b)  Provision of Final Monthly Data to DYPM
          ---------------------------------------

          On or before the fifth (5th) Business Day of a calendar month, IP and DYPM shall exchange all data in their respective possessions reasonably necessary to calculate the True-Up Monthly Billing Statement to be prepared by DYPM hereunder; provided, however, that IP shall provide to DYPM all information necessary to calculate Supplemental Energy, Overscheduled Energy, and Underscheduled Energy as soon as provided by MISO to IP.

     (c)  True-Up Billing Statements
          --------------------------

          DYPM shall prepare True-Up Billing Statements under this Agreement no more frequently than once per calendar month. True-Up Billing statements shall show all usage amounts, unit charges and billing calculations used in calculation of such True-Up Billing Statement, including the following items:

          (i) Tier 1 Capacity and Negotiated Tier 2 Capacity, in MW.

          (ii) Tier 1 Energy, Negotiated Tier 2 Energy, Supplemental Energy, Overscheduled and Underscheduled Energy, by hour and in total, in MWh (specifying the amount of each determined, as applicable, through meter readings or, for Energy delivered from Alternative Resources, through schedules).

          (iii) Scheduled Energy, by hour and in total, in MWh.

          (iv) Reliability Dispatch Energy, separated into incremental Energy and decremental Energy, by hour and in total, in MWh.

          (v) Tier 1 Capacity  Price in $/kW-month,  Negotiated  Tier 2 Capacity
     Price,   Negotiated  Tier  2  Energy  Price,   Tier  1  Energy  Price,  and
     Supplemental Energy Price, in $/MWh.

          (vi) Daily On-Peak Index, PJM Hourly On-Peak Price, Shaped Daily On-Peak Index, in $/MWh.

          (vii) In the event an LMP Market exists, the IP Zonal Price and the LMP at each Point of Delivery, for all hours, in $/MWh.

          (viii) Charges for Tier 1 Capacity and Tier 1 Energy, in accordance with Section 12(a).

          (ix) Charges for Negotiated Tier 2 Capacity and Negotiated Tier 2 Energy, if applicable, in accordance with Section 12(b).

          (x) Charges  relating  to  Supplemental  Energy,  in  accordance  with
     Section 12(c).

          (xi) Charges or surcharges relating to Underscheduled Energy, in accordance with Section 12(d).

          (xii) Surcharges relating to Overscheduled  Energy, in accordance with
     Section 12(e).

          (xiii) Reliability Compensation, in accordance with Section 12(f).

          (xiv) Charges or credits for  Congestion  Costs,  in  accordance  with
     Section 8(a), as well as sub-components leading to such charges or credits.

          (xv) Credits for the cost of any replacement Capacity or Energy obtained by IP during such month, in accordance with Section 7(g)(ii).

          (xvi) Congestion Costs and Transmission Losses for deliveries from Alternative Resources.

          (xvii) Financial benefits provided by MISO to IP as a result of IP holding FTRs or FFRs on DYPM's behalf, in accordance with Section 8(a).

          (xviii) Financial obligations imposed by MISO on IP as a result of IP holding FTRs or FFRs on DYPM's behalf, in accordance with Section 8(a).

          (xix) Administrative charges assessed by MISO as a result of IP holding FTRs or FFRs on DYPM's behalf, in accordance with Sections 8(b)(iii) and 8(b)(iv).

          (xx) Total amount of Semi-Monthly Payments made by IP to DYPM pursuant to Section 10(a).

          (xxi) Net payment due from IP to DYPM or net credit due from DYPM to IP.

Net payment due from IP to DYPM pursuant to a True-Up Billing Statement shall be due on the due date of the next Semi-Monthly Payment that occurs at least five
(5) Business Days after such True-Up Billing Statement was provided to IP. If the IP Load is recalculated, or if any other amount required to prepare a True-Up Billing Statement is recalculated or restated not more than twelve (12) months after the date of such True-Up Billing Statement, the True-Up Billing Statement shall be recalculated and adjusted in a subsequent True-Up Monthly Billing Statement after such recalculation.

     (d)  Interest on Late Payments
          -------------------------

     Amounts due from one Party to the other and not paid by the due date specified in Sections 10(a)(ii), 10(c), or 10(i), as applicable, shall bear interest at the prime rate posted by BankOne Illinois, or its corporate successor, from the due date until the date of payment. Any amount paid by one Party to the other that is later determined to have been in excess of the payment due shall accrue interest at such rate from the date payment was made until the date such overpayment is returned or credited to the Party owed.

     (e)  Billing Disputes
          ----------------

          (i) If DYPM or IP disputes in good faith any data provided by the other Party pursuant to this Section 10, or if IP disputes any portion of the any bill prepared pursuant to this Section 10, the Party disputing the data or bill shall provide written notice of the portion of the data or bill which is disputed to the other Party. IP shall pay the undisputed portion of such bill. Payment of the disputed amount or any billing adjustment which is necessary as a result of this Section 10(e) shall not be required until the dispute is resolved. The Parties shall use diligent, good faith efforts to resolve such dispute as promptly as possible. Disputes arising under this Section 10(e) which have not been resolved within thirty (30) days following notice of the dispute to the other Party shall be resolved in accordance with Section 14.

          (ii) Upon resolution of the dispute, any required payment shall be made within two (2) Business Days of such resolution along with interest as described in Section 10(d) from and including the due date but excluding the date paid. Any dispute with respect to data or a bill is waived unless the other Party is notified in accordance with Section 10(e)(i) within twelve (12) months of the date of such bill.

     (f)  Right of Set-Off
          ----------------

     (Reserved.)

     (g)  Maintenance of Records
          ----------------------

     IP and DYPM shall keep and maintain all records and calculations supporting each billing statement submitted to IP (including all supporting data which was provided by DYPM) for three (3) years following the date the billing statement was submitted to IP.

     (h)  Audit Rights
          ------------

          (i) IP shall be entitled to cause independent audits to be performed of the billing statements provided by DYPM in accordance with this Section 10, including supporting documentation and calculations. Similarly, each Party shall be entitled to cause independent audits to be performed of the data provided by the other Party in accordance with this Section 10, including supporting documentation and calculations. Such audits (collectively, "Audits") may be performed at the request of each Party no more than once in a calendar year, unless the Party being audited consents to more frequent Audits, and shall cover all monthly data or billing statements prepared by IP or DYPM, respectively, subsequent to the last preceding Audit, if any. Within twelve (12) months following termination of this Agreement, either Party shall be entitled to cause an Audit to be performed applicable to the time period subsequent to the last preceding Audit, if any.

          (ii) Such Audits shall be conducted by an independent auditor selected by the Party invoking its right to audit pursuant to this Section 10(h). The Party being audited shall give the independent auditor access to all records, calculations and work papers necessary for the auditor to audit and verify the accuracy of the data or monthly billing statements prepared, as applicable. The independent auditor shall establish such procedures as are necessary to prevent any market information or other confidential information of one Party from being disclosed to the other Party, and shall agree in writing as a condition of engagement not to disclose any such information to the Party invoking its right to audit pursuant to this
     Section 10(h). Any amount which the auditor finds, as a result of an error in a monthly data or billing statements provided by one Party to the other, to be owed from one Party to the other Party shall be paid by the Party owing such amount within thirty (30) days following the date of the auditor's report, with interest at the rate determined in accordance with
     Section 10(d) from the date payment was originally due on the monthly billing statement which the auditor finds to have been in error or the date paid or repaid.

     (i)  True-Up Billing Statement Applicable to Final Month of Term
          -----------------------------------------------------------

          No later than ten (10) Business Days following receipt by DYPM from MISO and IP of all data necessary to calculate a True-Up Billing Statement covering the final month of the Term of this Agreement, DYPM shall provide to IP a True-Up Billing Statement covering: (i) the period between the month covered by the most recently provided True-Up Billing Statement and the final month of the Term, and (ii) the final month of the Term. Solely with regards to the True-Up Billing Statement provided in accordance with this Section 10(i), the Party owing money shall pay to the other Party the undisputed amount indicated on such True-Up Billing Statement, by electronic funds transfer, on or before the fifth (5th) Business Day following presentation of the billing statement to IP.

11.  Force Majeure Events
     --------------------

     (a)  Occurrences Constituting Force Majeure Events
          ---------------------------------------------

     A "Force Majeure Event" means an event or circumstance which prevents a Party from performing its obligations under this Agreement, which event or circumstance is not within the reasonable control of, or the result of the negligence of such Party, and which, by the exercise of due diligence, such Party is unable to overcome or avoid or cause to be avoided, including: (i) explosion or fire not caused by the negligence of the Party claiming force majeure, (ii) flood, earthquake, storm or other revulsions of nature or natural calamity or Act of God, (iii) war, insurrection, riot or civil disobedience or unrest, (iv) acts of sabotage, or (v) any other event, occurrence or circumstance beyond the reasonable control of the affected party, whether or not of the same class or character as those enumerated in this sentence; provided, however, that equipment failure shall not constitute a Force Majeure Event.

     (b)  Invocation of Force Majeure Condition
          -------------------------------------

     A Force Majeure Condition shall exist only upon declaration thereof by a Party by written or oral notice to the other Party (with any such oral notice to be promptly confirmed in writing) that a Force Majeure Event has occurred or is occurring. Such notice shall be given by the Party claiming a Force Majeure Condition to the other Party as soon as practicable after the Force Majeure Event occurs. Such written notice or, if oral notice is given, the written confirmation thereof, shall provide all relevant particulars about the Force Majeure Event, including the anticipated duration of the Force Majeure Condition.

     (c)  Consequences of Force Majeure Condition
          ---------------------------------------

          (i) During a Force Majeure Condition, and to the extent a Party's performance is prevented by a Force Majeure Event, the Party claiming a Force Majeure Condition shall have no obligation to supply or receive Capacity, Energy or Ancillary Services to or from the other Party, or from the Supply Resources affected by the Force Majeure Condition, and shall have no obligation to supply or reimburse the other Party for any replacement Capacity, Energy or Ancillary Services therefore. In the event DYPM claims a Force Majeure Condition, any Tier 1 Capacity and Negotiated Tier 2 Capacity to which IP was otherwise entitled during the period that the Force Majeure Condition is in effect shall be reduced by the amount of the Capacity affected by the Force Majeure Condition, with such amount of affected Capacity being first allocated to Negotiated Tier 2 Capacity and then to Tier 1 Capacity, up to the total amount of Capacity affected by the Force Majeure Event. The Tier 1 Energy, Negotiated Tier 2 Energy and amount of Ancillary Services required to be provided by DYPM shall be reduced on a ratable basis.

          (ii) During a Force Majeure Condition, IP's obligation to pay Capacity charges pursuant to Sections 12(a) and 12(b) shall be reduced pro rata by the ratio of the Capacity rendered unavailable to the sum of the Tier 1 Capacity and the Negotiated Tier 2 Capacity, for the month or months, or portions thereof, during which the Force Majeure Condition continues.

          (iii) Any Party claiming a Force Majeure Condition shall and shall cause its affiliates or, where applicable, other unit owners or operators, to exercise all reasonable efforts to terminate or resolve a Force Majeure Condition, and such Party shall make periodic reports to the other Party on the status of the Force Majeure Condition and the anticipated date for its resolution or termination.

          (iv) Neither a Force Majeure Event nor a Force Majeure Condition shall suspend either Party's obligation to make payments already accrued.

12.  Pricing and Payments
     --------------------

     For each calendar month, IP will pay the following amounts:

     (a)  Tier 1 Capacity Charges and Tier 1 Energy Charges
          -------------------------------------------------


          (i) Tier 1 Capacity Charges. IP shall pay DYPM a charge for Capacity for each calendar month equal to: (A) 2,800 MW (as adjusted for any Released Capacity as provided in Section 5(a)(ii), multiplied by (B) the Tier 1 Capacity Price, multiplied by (C) a conversion factor of 1,000 kW per MW.

          (ii) Tier 1 Energy Charges. IP shall pay DYPM a charge for Tier 1 Energy for each calendar month equal to the sum, for each hour of such calendar month, of product of: (A) the Tier 1 Energy Price, multiplied by
     (B) the Scheduled Energy for such hour.

     (b)  Negotiated Tier 2 Capacity Charges and Negotiated Tier 2 Energy
          ---------------------------------------------------------------
          Charges
          -------

     IP shall pay DYPM for any Negotiated Tier 2 Capacity and/or Negotiated Tier 2 Energy purchased by IP in a calendar month at the prices set forth in the Negotiated Tier 2 Memorandum applicable to such transaction or transactions.

     (c)  Supplemental Energy Charges
          ---------------------------

          (i) For each hour in which an LMP Market exists, IP shall purchase Supplemental Energy from MISO at the IP Zonal Price. If the IP Zonal Price for such Supplemental Energy for such hour exceeds the Tier 1 Energy Price, DYPM shall pay IP an amount equal to the product of: (w) such excess in price and (x) the amount of such Supplemental Energy for such hour. If the Tier 1 Energy Price exceeds the IP Zonal Price for such Supplemental Energy for such hour, IP shall pay DYPM an amount equal to the product of: (y) such excess in price and (z) the amount of such Supplemental Energy for such hour.

          (ii) For each hour in which no LMP Market exists, IP shall purchase Supplemental Energy from DYPM at the Tier 1 Energy Price.

     (d)  Underscheduled Energy Charges and Surcharges
          --------------------------------------------

          (i) For each hour in which an LMP Market exists, IP shall purchase Underscheduled Energy from the MISO at the IP Zonal Price, and IP shall pay DYPM a surcharge for Underscheduled Energy equal to: (y) the amount of Underscheduled Energy, multiplied by (z) the positive difference, if any, of the Tier 1 Energy Price less the IP Zonal Price for such hour.

          (ii) For each hour in which no LMP Market exists, IP shall purchase Underscheduled Energy from DYPM, at the following prices: (A) for On-Peak Hours, the price for Underscheduled Energy shall be the Surcharge Factor multiplied by the Shaped Daily OnPeak Index applicable to such hour; and
     (B) for Off-Peak Hours, the price for Underscheduled Energy shall be the Tier 1 Energy Price.

     (e)  Overscheduling Surcharge
          ------------------------

          (i) For each hour in which an LMP Market exists, IP shall pay DYPM a surcharge for Overscheduled Energy equal to: (y) the amount of Overscheduled Energy, multiplied by (z) the positive difference, if any, of the IP Zonal Price for such hour less the Tier 1 Energy Price.

          (ii) For each On-Peak hour in which no LMP Market exists, IP shall pay DYPM a surcharge for Overscheduled Energy equal to: (A) the amount of Overscheduled Energy multiplied by (B) the positive difference, if any, equal to (y) the Surcharge Factor multiplied by the Shaped Daily On-Peak Index applicable to such hour, minus (z) the Tier 1 Energy Price. There shall be no surcharge paid by IP to DYPM for Overscheduled Energy during Off-Peak hours in which no LMP Market exists, other than any charge paid by IP to DYPM for Scheduled Energy owing to the fact that all Overscheduled Energy is also Scheduled Energy.

     (f)  Reliability Compensation
          ------------------------

     In the event no LMP Market exists, for each event of Reliability Dispatch requested by IP, MAIN, or MISO requiring incremental or decremental Energy or Ancillary Services production from a given Primary Resource, IP shall reimburse DYPM for the following costs associated with such Reliability Dispatch.

          (i) If such Reliability Dispatch requires incremental Energy production from a Primary Resource, IP shall reimburse DYPM in the amount of 110% of DYPM's actual startup, variable operations and maintenance, and fuel costs associated with the startup or incremental Energy production from such Primary Resource.

          (ii) If such Reliability Dispatch requires decremental Energy production from a Primary Resource and an equal amount of incremental Energy production from another Primary Resource, IP shall reimburse DYPM in the amount of any increased costs of Energy production as a result of such changes in Energy production levels on account of such Reliability Dispatch.

          (iii) If such Reliability Dispatch requires decremental Energy production from a Primary Resource and DYPM is unable or not permitted to increment Energy production of another Primary Resource, IP shall reimburse DYPM in the amount of the margin foregone (revenues minus incremental production costs) by DYPM for existing Energy schedules with one or more third-parties as a result of such Reliability Dispatch.

     (g)  Unmetered Energy
          ----------------

     IP shall compensate DYPM for Unmetered Energy based on the estimated annual amounts in MWh provided on Appendix 6 and a price of $30/MWh. Unmetered Energy is not subject to the scheduling provisions of Section nor shall Unmetered Energy be considered Tier 1 Energy.

     (h)  Sample Calculation
          ------------------

     A sample calculation of charges for Tier 1 Energy, Overscheduled Energy, Supplemental Energy, and Underscheduled Energy is attached as Appendix 5. In the event of any conflict between Appendix 5 and the terms of this Agreement, the terms of this Agreement shall govern.

13.  Events of Default, Liability and Remedies
     -----------------------------------------

     (a)  Defaults
          --------

     Subject to Sections 11, 13(c), and 13(f), and any other applicable provision of this Agreement, any of the following shall constitute an "Event of Default":

          (i) Either Party's failure to discharge or perform any material duty or obligation under this Agreement other than those instances set forth in clauses (ii) through (vi) of this Section 13(a), which failure is not cured within 20 days after receipt of notice from the nondefaulting Party describing such Event of Default;

          (ii) Either Party's failure to pay any undisputed amount due and payable under this Agreement, which failure is not cured through payment of such undisputed amount within two (2) Business Days after receipt of notice from the non-defaulting Party describing such Event of Default and demanding payment;

          (iii) Failure of DYPM to provide Capacity, Energy, or Ancillary Services in accordance with this Agreement resulting in the obligation of DYPM to pay IP at least twenty-five million dollars ($25,000,000) pursuant to Section 7(g)(ii) over any consecutive three (3) months during the Term;

          (iv) Either Party or its Guarantor becomes Bankrupt;

          (v) Either Party fails to provide and maintain the Security Guaranty required hereunder within two (2) Business Days after receipt of notice from the non-defaulting Party describing such Event of Default and demanding such Security Guarantee; and

          (vi) Either Party's corporate status is dissolved and not reinstated within thirty (30) days after such dissolution or, if such dissolution was inadvertent, within thirty (30) days after discovery of such dissolution.

     (b)  Indemnification
          ---------------

     Subject to Sections 11, 13(c), and 13(f), and any other applicable provision of this Agreement: (i) DYPM shall not be liable for, and IP shall indemnify DYPM from and against, any and all claims, damages, liabilities or expenses, whether suffered or incurred by DYPM or by some other person or entity, resulting from or caused by IP's gross negligence or willful misconduct;
(ii) IP shall not be liable for, and DYPM shall indemnify IP from and against, any and all claims, damages, liabilities or expenses, whether suffered or incurred by IP or by some other person or entity, resulting from or caused by the gross negligence or willful misconduct of DYPM; and (iii) if IP and DYPM are held jointly and severally liable for any claim, damage, liability or expense of any third party, a right of contribution shall exist as between IP and DYPM.

     (c)  No Consequential or Punitive Damages
          ------------------------------------

     Notwithstanding any other provision in this Agreement to the contrary, in no event or any circumstances shall either Party be liable to the other for any special, incidental, indirect, consequential (including loss of profit, loss of use, claim of liability on account of any business interruption of the injured Party, or claims of customers), punitive or exemplary damages, whether such claim, damage, liability, expense or loss is based on contract, warranty or tort (including intentional acts, errors or omissions, negligence, indemnity, strict liability or otherwise).

     (d)  Warranty Disclaimer
          -------------------

     EXCEPT AS SET FORTH IN SECTION 6, DYPM MAKES NO WARRANTIES (EXPRESS OR IMPLIED) WITH REGARD TO THE ENERGY, CAPACITY OR ANCILLARY SERVICES SOLD OR PROVIDED PURSUANT TO THIS AGREEMENT, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     (e)  Remedies
          --------

          (i) If an Event of Default has occurred, the non-defaulting Party, at its discretion, may take either of the following actions:

               (A) In the case of clauses (ii), (iii), (iv) or (v) of Section 13(a), immediately terminate this Agreement;

               (B) In the case of clauses (i) or (vi) of Section 13(a), proceed pursuant to the dispute resolution procedures set forth in Section 14;

          (ii) The rights and remedies herein provided in case of an Event of Default or other breach shall be exclusive and in lieu of all other rights and remedies existing at law or in equity.

     (f) Exclusive Remedy
         ----------------

     NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY AND TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE REMEDIES SET FORTH IN SECTIONS 7(g) SHALL BE IP'S EXCLUSIVE REMEDIES AND DYPM'S EXCLUSIVE LIABILITY FOR ANY FAILURE OF DYPM TO PROVIDE CAPACITY, ENERGY OR ANCILLARY SERVICES REQUIRED BY THIS AGREEMENT.

14.  Dispute Resolution
     ------------------

     (a)  Administrative Committee Procedure
          ----------------------------------

     If any dispute or disagreement arises out of or relates to matters concerning this Agreement or the breach, termination or validity thereof ("Dispute"), and, if applicable, a Party has not elected a remedy provided for in Sections 7(g) or 13(e), at the written request of either Party, the Dispute shall be referred to an officer of each Party, who shall attempt to timely resolve the disagreement. If such representatives can resolve the disagreement, such resolution shall be reported in writing to and shall be binding upon the Parties. If such representatives cannot resolve the disagreement within thirty
(30) days after the date of a notice requesting such referral, or if a Party fails to appoint a representative within ten (10) days after the date of a notice requesting such referral, then, at the election of either Party, the matter shall proceed to arbitration as provided in Section 14(b).

     (b)  Arbitration
          -----------

     If the Parties are unable, pursuant to Section 14(a), to resolve a Dispute arising on a matter pertaining to this Agreement, such Dispute shall be settled by arbitration and any award issued pursuant to such arbitration may be enforced in any court of competent jurisdiction. Either Party may commence arbitration by serving written notice thereof on the other Party, which notice shall designate the issue(s) to be arbitrated, the specific provisions of this Agreement under which such issues arose and such Party's proposed resolution of such issue(s). Representatives from IP and DYPM shall meet for the purpose of jointly selecting an arbitrator within ten (10) days after the effective date of such notice. If no arbitrator has been selected within twenty (20) days of the date of such notice, then an arbitrator shall be selected in accordance with the procedures of the American Arbitration Association. Whether selected by the Parties or in accordance with the procedures of the American Arbitration Association, the arbitrator shall have qualifications and experience in an occupation, profession or discipline relevant to the subject matter of the Dispute. Any such arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association in effect on the date of such notice other than as specifically modified herein. The arbitrator shall be bound by the provisions of this Agreement, where applicable, and shall have no authority to modify such provisions in any manner. The arbitrator shall render a decision resolving the Dispute in a manner which is equitable under the facts and circumstances and in light of the applicable provisions of this Agreement, and which may include a monetary award to a Party or a directive that a Party take certain actions or refrain from certain actions, but shall have no authority to fashion any other type or form of relief; provided, that nothing in this Section 14(b) shall preclude the arbitrator from rendering a decision which adopts the resolution of an issue proposed by one of the Parties. The decision of the arbitrator shall be final and binding upon both Parties, and a Party may have any court having jurisdiction over the Parties enter judgment in accordance with the arbitrator's award.

     (c)  Obligations to Pay Charges and Perform Other Obligations
          --------------------------------------------------------

     Except as to such matters with respect to which a Party has elected the remedy provided by Sections 13(e) or 7(g), if a Dispute should arise on any matter which is not resolved as provided in Section 14(a), then, pending resolution of the Dispute by arbitration pursuant to Section 14(b), DYPM shall continue to operate the Primary Resources and otherwise perform its obligations hereunder in a manner consistent with the applicable provisions of this Agreement, and IP shall continue to pay all charges required and perform all other obligations in accordance with the applicable provisions of this Agreement.

15.  Security Guarantee
     ------------------

     (a)  By DYPM in Favor of IP
          ----------------------

     DYPM shall post a Security Guarantee with and in favor of IP in the aggregate amount of $5,000,000 to ensure the timely performance of DYPM's obligations to deliver Capacity and Energy to IP in accordance with the terms of this Agreement, including any obligation of DYPM arising under this Agreement to pay money to IP. Such Security Guarantee shall, at DYPM's option, consist of one of the following: (i) an irrevocable letter of guaranty issued by DYPM's Guarantor, in the form of Appendix 4, (ii) a Letter of Credit, or (iii) cash or an irrevocable guaranty or bond issued by a bank, insurance company, other financial institution or other Guarantor of acceptable creditworthiness to IP, in each case in favor of IP; provided, that in the event of a Downgrade Event with respect to DYPM's Guarantor, if any (or until such Guarantor shall be Investment Grade), DYPM shall, within 15 days following the date of such Downgrade Event, post the full amount of the Security Guarantee in accordance with clauses (a)(ii) or (a)(iii) of this Section 15 and shall maintain the full amount of the Security Guarantee in accordance with clauses (a)(ii) or (a)(iii) of this Section 15 for the duration of such Downgrade Event.

     (b)  By IP in Favor of DYPM
          ----------------------

     IP shall post a Security Guarantee with and in favor of DYPM in the aggregate amount of $25,000,000 to ensure the timely performance of IP's obligations to DYPM in accordance with the terms of this Agreement, including any obligation of IP arising under this Agreement to pay money to DYPM. Such Security Guarantee shall, at IP's option, consist of one of the following: (i) an irrevocable letter of guaranty issued by IP's Guarantor, in the form of Appendix 4, (ii) a Letter of Credit, or (iii) cash or an irrevocable guaranty or bond issued by a bank, insurance company, other financial institution or other Guarantor, of acceptable creditworthiness to DYPM, in each case in favor of DYPM; provided, that in the event of a Downgrade Event with respect to IP's Guarantor, if any, IP shall, within 15 days following the date of such Downgrade Event, post the full amount of the Security Guarantee solely in accordance with option (ii) or (iii) and shall maintain the full amount of the Security Guarantee solely in accordance with option (ii) or (iii) for the duration of such Downgrade Event.

     (c)  Costs of Security Guarantee
          ---------------------------

     Costs of a Security Guarantee shall be borne by the applicant for such Security Guarantee.

16.  Sale, Assignment, Mortgage or Pledge
     ------------------------------------

     (a)  Sale or Assignment or Rights and Obligations
          --------------------------------------------

     Neither Party may assign its rights or obligations under this Agreement to a third party without the express written consent of the other Party, which may not be unreasonably withheld.

     (b)  Consent to Mortgage or Pledge
          -----------------------------

     Notwithstanding any limitations on sale, lease, transfer or assignment imposed by Section 16(a), IP hereby consents to the mortgage, pledge or refinancing of any Primary Resource or Primary Resources, or of this Agreement, by DYPM or DMG including the creation of a security interest in any Primary Resource or Primary Resources or in this Agreement in, favor of any Lenders. IP further agrees to execute documentation to evidence such consent; provided that IP shall have no obligation to waive any of its rights under this Agreement. IP further acknowledges that any such mortgage, pledge, refinancing or creation of security interest may require the recognition of certain rights of Lenders in the underlying documents, including:

          (i) that this Agreement shall not be amended or terminated (except for termination permitted pursuant to the terms of this Agreement) without the consent of the Lenders;

          (ii) that, without extending any cure period set forth in this Agreement, Lenders shall be given notice of, and the same opportunity to cure, any breach or default of this Agreement by DYPM;

          (iii) that, if a Lender forecloses, takes a deed in lieu thereof or otherwise exercises its remedies pursuant to any security documents, then IP shall, at such Lender's request, continue to perform all of its obligations hereunder, and Lender or its nominee may perform in the place of DYPM, and may assign this Agreement to another party in place of DYPM (provided either (A) such proposed assignee is creditworthy (or posts a Security Guarantee as contemplated hereunder) and possesses or acquires through an operator experience and skill in the operation of electric generation plants similar in nature to the Primary Resources, or (B) IP consents to the assignment to such proposed assignee, which consent shall not be unreasonably withheld, it being understood that IP may, in deciding whether to grant such consent, take into account the creditworthiness and the electric generation plant experience and skill of the proposed assignee or its Guarantor), and enforce all of DYPM's rights and obligations under this Agreement;

          (iv) that neither Lender(s) nor its nominee shall have liability under this Agreement except to the extent any such Lender or its nominee elects to perform DYPM's obligations as contemplated by paragraph (iii) above;

          (v) that IP shall accept performance in accordance with this Agreement by Lender(s) or its (their) nominees;

          (vi) that IP shall make all payments to an account designated by Lender(s); and

          (vii) that IP shall make such representations and warranties to Lender(s) as Lender(s) may reasonably request with regard to: (A) IP's corporate existence, (B) IP's corporate authority to execute, deliver and perform this Agreement, (C) the binding nature of this Agreement on IP, (D) receipt of regulatory approvals by IP with respect to its performance under this Agreement, and (E) whether any defaults by DYPM are known by IP to then exist under this Agreement.

17.  Governing Law
     -------------

     This Agreement shall be deemed to be an Illinois contract and shall be construed in accordance with and governed by the laws of the State of Illinois without regard to its conflict of laws provisions.

18.  Notices
     -------

     Unless otherwise provided in this Agreement, any notice, consent or other communication required to be made under this Agreement shall be in writing and shall be delivered to the address set forth below or such other address as the receiving Party may from time to time designate by written notice:

      If to IP, to:

      Illinois Power Company
      500 South 27th Street
      Decatur, Illinois 62525
      Attention: President

      If to DYPM, to:

      Dynegy Power Marketing, Inc.
      1000 Louisiana Street, Suite 5800
      Houston, Texas 77002
      Attention: Senior Vice President

All notices shall be effective when received.

19.  Confidentiality
     ---------------

     Each Party agrees that it will treat in confidence this Agreement and all documents, materials and other information which it shall have obtained regarding the other Party during the course of the negotiations leading to, and its performance of, this Agreement (whether obtained before or after the Effective Date), each Party shall return to the other Party all copies of any nonpublic documents and materials which may have been furnished in connection herewith. This Agreement and such documents, materials and information shall not be communicated to any third party (other than a Party's counsel, accountants, financial advisors, corporate parents, affiliates, officers, directors or employees thereof, or in connection with the sale or assignment or financing or refinancing of such Party or its affiliates or a Primary Resource or Primary Resources or this Agreement if DYPM or IP (as the case may be) has given prior notice to the other Party and entered into a confidentiality agreement satisfactory to the other Party with the proposed recipient of the information). The obligation of each Party to treat such documents, materials and other information in confidence shall not apply to any information which: (i) is or becomes available to such Party from a source other than the other Party, (ii) is or becomes available to the public other than as a result of disclosure by such Party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such Party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

20.  Miscellaneous Provisions
     ------------------------

     (a)  Non-Waiver
          ----------

     The failure of either Party to insist in any one or more instances upon strict performance of any provisions of this Agreement, or to take advantage of any of its rights hereunder, shall not be construed as a waiver of any such provisions or the relinquishment of any such right or any other right hereunder, which shall remain in full force and effect.


     (b)  Third Party Beneficiaries
          -------------------------

     This Agreement is intended solely for the benefit of the Parties hereto. Nothing in this Agreement shall be construed to create any duty to, or standard or care with reference to, or any liability to, any person or entity not a Party to this Agreement.

     (c)  No Association, Partnership or Joint Venture
          --------------------------------------------

     This Agreement shall not be interpreted or construed to create an association, joint venture or partnership between the Parties or to impose any partnership obligation or liability upon either Party. DYPM is an independent contractor and neither Party shall have any right, power or authority to enter into any agreement or undertaking for, or to act on behalf of, or to act as or be an agent or representative of, or otherwise bind, the other Party, unless, and only to the extent that, such right, power and authority is expressly provided for in this Agreement.

     (d)  Survival of Obligations
          -----------------------

     Cancellation, expiration or earlier termination of this Agreement shall not relieve the Parties of obligations that by their nature should survive such cancellation, expiration or termination, including exclusion of warranties and remedies, exclusions of consequential damages, limitations on liability, audits, promises of indemnity, and confidentiality.

     (e)  Successors and Assignees
          ------------------------

     This Agreement shall inure to the benefit of and be binding upon the successors and permitted assignees of the Parties.

21.  Amendments
     ----------

     No amendments or changes to this Agreement shall be binding unless made in writing and duly executed by both Parties.

22.  Entire Agreement
     ----------------

     This Agreement supersedes all previous representations, understandings, negotiations and agreements either written or oral between the Parties hereto or their representatives with respect to the subject matter hereof and constitutes the entire agreement of the Parties with respect to the subject matter hereof.

23.  FERC Standard of Review
     -----------------------

     Absent the agreement of the Parties to the proposed change, the standard of review for changes to this Agreement specifying the rate(s) or other material economic terms and conditions agreed to by the Parties herein, whether proposed by a Party, a non-party or FERC acting sua sponte, shall be the "public interest" standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956), and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956) (the "Mobile-Sierra" doctrine).

24.  Severability
     ------------

     The Parties agree that in the event that any portion of this Agreement is determined to be invalid, illegal or unenforceable for any reason, the remaining portions of this Agreement shall be unaffected and unimpaired thereby, and shall remain in full force and effect, to the fullest extent permitted by applicable law, and the Parties shall negotiate in good faith to amend this Agreement to affect the intent of the Parties in entering into this Agreement.

IN WITNESS WHEREOF the Parties hereto, by their duly authorized representatives, have caused this Agreement to be executed on the date first written above.

ILLINOIS POWER COMPANY                            DYNEGY POWER MARKETING, INC.

By:  /s/ Warner L. Baxter                     By: /s/ Alec G. Dreyer
   ---------------------------------             -------------------------------
Name:    Warner L. Baxter                     Name:   Alec G. Dreyer

Title:   Executive Vice President and         Title:  President
         Chief Financial Officer

                               LIST OF APPENDICES

Appendix 1: Monthly Tier 1 Capacities

Appendix 2: Maximum Energy Quantities

Appendix 3: Design Limits of Primary Resources

Appendix 4: Form of Guaranty

Appendix 5: Sample Calculation of Charges

Appendix 6: Unmetered Energy Amounts

                                   Appendix 1

                            Monthly Tier 1 Capacities

          2005 and 2006 Monthly Tier 1 Capacity Volumes (in megawatts)
          ------------------------------------------------------------

                ----------------------- ---------------
                January                 2,300
                ----------------------- ---------------
                February                2,300
                ----------------------- ---------------
                March                   2,300
                ----------------------- ---------------
                April                   2,300
                ----------------------- ---------------
                May                     2,800
                ----------------------- ---------------
                June                    2,800
                ----------------------- ---------------
                July                    2,800
                ----------------------- ---------------
                August                  2,800
                ----------------------- ---------------
                September               2,800
                ----------------------- ---------------
                October                 2,300
                ----------------------- ---------------
                November                2,300
                ----------------------- ---------------
                December                2,300
                ----------------------- ---------------

                                   Appendix 2

                            Maximum Energy Quantities

     2005 and 2006 Maximum Quarterly Energy Quantities (in MWh per Quarter)
     ----------------------------------------------------------------------

                        ---------- -------------------
                        Q1         2,600,000
                        ---------- -------------------
                        Q2         2,600,000
                        ---------- -------------------
                        Q3         3,450,000
                        ---------- -------------------
                        Q4         2,850,000
                        ---------- -------------------

                   Total = 11,500,000 megawatt hours per year


        2005 and 2006 Maximum Hourly Energy Quantities (in MWh per hour)
        ----------------------------------------------------------------

                        ------------------------------------
                        January             2,300
                        ------------------------------------
                        February            2,300
                        ------------------------------------
                        March               2,300
                        ------------------------------------
                        April               2,300
                        ------------------------------------
                        May                 2,800
                        ------------------------------------
                        June                2,800
                        ------------------------------------
                        July                2,800
                        ------------------------------------
                        August              2,800
                        ------------------------------------
                        September           2,800
                        ------------------------------------
                        October             2,300
                        ------------------------------------
                        November            2,300
                        ------------------------------------
                        December            2,300
                        ------------------------------------

                                                                      Appendix 3
                                                          Design Limits of Primary Resources

                                                                                          Ramp Rates
                                                                          -------------------------------------------
                                              Emergency     SCR Opera-     Zero to Nor-     Normal Mini-    Emergency
                               Operation      Operation     tion Normal      mal Mini-      mum To Full     Minimum To
                              Maximum Load   Minimum Load     Minimum          mum             Load         Full Load
                               Load (MW)      Load (MW)      Load (MW)       (MW/min)        (MW/min)        (MW/min)
Baldwin 1                           588           280           450             1               4               5
Baldwin 2                           588           250           450             1               4               5
Baldwin 3                           602           150           150             2               5               5
Baldwin Station                    1778           680          1050             4              13              15

Havana 1-5                          242             0            35             5               5               5
Havana 6                            448             0            73             3               4              10
Havana Station                      690             0           108             8               9              15

Hennepin 1                           76             0            22             1               1               1
Hennepin 2                          225            64            64             2               2               2
Hennepin Station                    301            64            86             3               3               3

Vermillion 1                         77             0            22           0.5               1             1.5
Vermillion 2                        105             0            26           0.5               1             1.5
Vermillion Station                  182             0            48             1               2               3

Wood River 1-3                      133             0            40             3               3               3
Wood River 4                         99             0            30             1               1               2
Wood River 5                        362           115           115           2.5               2               3
Wood River Station                  594           115           185           6.5               6               8

Fossil Steam Plants Total          3545           859          1477          22.5              33              44

Oglesby 1-4                          63             0           N/A           N/A             N/A             N/A
Stallings 1-4                        89             0           N/A           N/A             N/A             N/A
Tilton 1-4                          188             0           N/A           N/A             N/A             N/A
Vermillion GT                        12             0           N/A           N/A             N/A             N/A

Combustion Turbines Total           352

System Total                       3897

                            Start -up Time to Normal                      Down Times
                                    Minimum                                For Econ.      Minimum
                                                                            Shutdown      Operating
                            Hot (hours)   Cold (hours)     Cycling Unit     (hours)      Time (hours)
Baldwin 1                       14            26
Baldwin 2                       14            26
Baldwin 3                        7            12
Baldwin Station

Havana 1-5                       4            10                 X             6              6
Havana 6                       1.5            10                 X             6              6
Havana Station

Hennepin 1                       2             8                 X             6              6
Hennepin 2                       6            10
Hennepin Station

Vermillion 1                     3             6                 X             6              6
Vermillion 2                     3             6                 X             6              6
Vermillion Station

Wood River 1-3                   3             5                 X             6              6
Wood River 4                     4             7                 X             6              6
Wood River 5                     5            14
Wood River Station

Fossil Steam Plants Total

Oglesby 1-4                      10 Min.       10 Min.           X                            1
Stallings 1-4                    15 Min.       15 Min.           X                          1.5
Tilton 1-4                       10 Min.       10 Min.           X                            1
Vermillion GT                    15 Min.       15 Min.           X                            1



Notes and additional limitations:
---------------------------------
Ramp rates may be further limited at times by stack opacity.
Wood River 5 minimum load requires reduction of steam pressure.
Havana 6 emergency ramp rate requires a minimum of 2 coal mills in operation.
No more than one start up per day on cycled steam units.
Baldwin 1 and 2 and Havana minimum loads may change after gaining experience with SCR operation.

                                   Appendix 4

                                Form of Guaranty

     This Guaranty Agreement (the "Guaranty") is made on this ____ day of _____________, 2004 by ______________, a _____________corporation ("Guarantor")
in favor of ______________________________  ("Beneficiary"),  a ________________
corporation in consideration of the Beneficiary extending credit to _____________ ("Debtor").

     WHEREAS, Beneficiary and Debtor have entered into or are anticipating entering into a Power Purchase Agreement (the "Agreement");

     WHEREAS, Debtor is a wholly owned subsidiary of the Guarantor.

     WHEREAS, as a condition of such Agreement, Beneficiary is requiring Guarantor to enter into this Guaranty; and

     WHEREAS, as part of the Agreement, the Beneficiary will be extending credit to the Debtor, and Guarantor wishes to provide this Guaranty to the Beneficiary as part of Debtor's consideration for such Transactions and to induce the Beneficiary to extend credit to the Debtor.

     NOW THEREFORE, in order to satisfy the aforementioned condition of the Agreement, and further, in order for Guarantor to obtain benefits resulting from Beneficiaries performance pursuant to the Agreement, Guarantor desires to enter into this Guaranty and hereby agrees as follows:

     1. Guaranty. Guarantor hereby unconditionally and irrevocably guarantees to the Beneficiary, subject to the terms and conditions contained herein, the prompt payment when due of all sums hereafter owed by Debtor to Beneficiary under the terms of the Agreement (such obligations are herein referred to as the "Agreement Obligations"); provided, however, that the Guarantor's maximum financial obligation under this instrument is limited to $_________________________. The Agreement Obligations are deemed to include, without limitation, interest and any other charges due and payable, such as late fees, service charges, cover costs or liquidated damages.

     2.  Amendments.  No amendment of this  Guaranty  shall be effective  unless
         ----------   signed by Guarantor and  Beneficiary.  No waiver
by Beneficiary of any provision of this Guaranty nor consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Beneficiary, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     3. Addresses for Notices. All notices and other communications provided for --------------------- hereunder shall, unless otherwise specifically provided elsewhere herein, (i) be in writing and shall be addressed to the parties at their respective addresses set forth below or at such other addresses as shall be designated in a written notice to the other party, and (ii) when mailed, be effective five (5) business days after being deposited in the U.S. mail, registered or certified, return receipt requested, postage prepaid, or, in the case of personal delivery, when delivered at the following addresses:

     if to the Guarantor:  [insert notice address]

     if to Debtor:         [insert notice address]

     if to Beneficiary:    [insert notice address]

     4. Non-waiver of Claim or Defense Under the Agreement. Nothing contained -------------------------------------------------- herein shall constitute a waiver, discharge or release of any claim or defense, whether it or they be at law, equity or otherwise, that the Guarantor or Debtor has, or at any other time hereafter, will have against Beneficiary with respect to, or relating in any way, to (i) Beneficiary's performance under the Agreement or (ii) Guarantor's or Debtor's obligation to pay the Agreement. In the event and for the duration that Guarantor assumes the Agreement Obligations, Guarantor shall be entitled to and enjoy all the rights, defenses and benefits to which Debtor is entitled or may become entitled under the Agreement, other than defenses expressly waived by the Debtor in the Agreement or otherwise waived in this
Guaranty.   Further,   this  Guaranty   shall  be  absolute  and   unconditional
irrespective of any lack of validity or enforceability of or defect or deficiency in the Agreement or any other documents executed in connection with the Agreement.

     5. Limitations.  Notwithstanding  any other  provision  of this  Guaranty,
        -----------   Guarantor  shall  not  be  liable  for  consequential,
incidental, exemplary, equitable, loss of profits, punitive, or tort damages. This Guaranty shall constitute a guarantee of payment and not of collection. Guarantor's obligations and liability under this Guaranty shall be limited to payment obligations, and Guarantor shall have no obligation to buy, sell, deliver, supply or transport gas, electricity or any other commodity under the Agreement.

     6. Payment.  Guarantor  agrees to be held  responsible  for the  Agreement
        -------   Obligations, and agrees to pay the Agreement Obligations upon the failure by the Debtor to make any payments that are due and payable at any time.

     7. Subrogation.  Guarantor shall be subrogated to all rights of Beneficiary
        -----------   against Debtor upon payment or satisfaction of all
Agreement Obligations owing to Beneficiary.

     8. Effect of Certain Events.  Guarantor agrees that  Guarantor's  liability
        ------------------------   hereunder will not be released, reduced or
impaired by the occurrence of any one or more of the following events:

        a. the insolvency, bankruptcy, reorganization, release, receivership or discharge of Debtor; or

        b. the renewal, consolidation, extension, modification or amendment from time to time of the Agreement.

     9. Waiver.  Guarantor  hereby waives notice of acceptance of this Guaranty,
        ------   creation  or  change  of the  amount  of the  Agreement
Obligations, dishonor, nonpayment, protest and presentment.

     10.  Term.  This  Guaranty  shall  remain in full  force and  effect  until
          ----   ______________,  or the Guarantor  may, by providing ten (10)
days prior written notice to Beneficiary, earlier terminate this Guaranty; provided that this Guaranty shall remain in full force and effect after either such expiration or termination with respect to all Agreement Obligations incurred prior thereto, until such Agreement Obligations have been fully satisfied, performed and discharged.

     11.  Successors  and Assigns.  This Guaranty  shall inure to the benefit of
          -----------------------   Beneficiary,  its successors  assigns and
creditors. The Beneficiary shall have the right to assign this Guaranty to any person or entity without the prior consent of the Guarantor; provided, however, that no such assignment shall be binding upon the Guarantor until it receives written notice of such assignment from the Beneficiary. The Guarantor may assign its obligations under this Guaranty only with the prior written consent of Beneficiary, which shall not be unreasonably withheld. Any reasonable uncertainty on the part of the Beneficiary concerning the ability on the part of any potential assignee of the Guarantor to carry out the

Guarantor's obligations hereunder shall be considered a reasonable basis for withholding consent, unless and until the potential assignee can reasonably satisfy the Beneficiary that the assignee is capable of performing the obligations of the Guarantor hereunder.

     12.   Governing  Law  and   Jurisdiction.   THE   VALIDITY,   CONSTRUCTION,
           ----------------------------------    INTERPRETATION  AND EFFECT OF
THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK UNLESS OTHERWISE PROVIDED HEREIN.

     13. Headings. The headings used herein are for purposes of convenience only -------- and shall not be used in construing the provisions hereof.


     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer effective as of this ____ day of ________________, 2004.

                                    GUARANTOR

                                    [insert Guarantor's legal name]

                                    By:
                                       ----------------------------------------

                                    Title:
                                          -------------------------------------

                                   Appendix 5

                          Sample Calculation of Charges

                                 [See Attached]



         Semi-Monthly Billing Statement (SAMPLE)

         Date of Statement 15-Jul-05
         Covers Schedules for July 1 through July 15

(A)      one-half of the monthly                                                   $      5,600,000.00
         charge for Tier 1 Capacity

         one-half of the monthly                                                   $        199,500.00
         charge for Negotiated Tier 2 Capacity

(B)      total MWh of Tier 1 Energy                                  577,150 MWh   $     17,314,500.00
         in the Daily Energy Schedules

(C)      price for any Negotiated Tier 2                                   0 MWh   $              -
         Energy total MWh for any Tier 2 Energy

         Total Amount Due from IP to DYPM as a                                     $     23,114,000.00
         Semi-Monthly Payment for the first through
         fifteenth days of the month


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern



         Semi-Monthly Billing Statement (SAMPLE)


         Date of Statement 30-Jul-05
         Covers Schedules for July 16 through July 31
(A)      one-half of the monthly                                                   $      5,600,000.00
         charge for Tier 1 Capacity

         one-half of the monthly                                                   $        199,500.00
         charge for Negotiated Tier 2 Capacity

(B)      total MWh of Tier 1 Energy                                  553,300 MWh   $     16,899,000.00
         in the Daily Energy Schedules

(C)      price for any Negotiated Tier 2                                   0 MWh   $              -
         Energy total MWh for any Tier 2 Energy

         Total Amount Due from IP to DYPM as a                                     $     22,698,500.00
         Semi-Monthly Payment for the first through
         fifteenth days of the month


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern



         True-Up Billing Statement (SAMPLE)

         Date of Statement 15-Aug-05
         Covers Schedules for July 1 through July

(i)      Tier 1 Capacity                                                                   2800  MW
         Negotiated Tier 2 Capacity                                                         300  MW

(ii)     Tier 1 Energy                                                                1,110,008  MWh
         Negotiated Tier 2 Energy                                                             0  MWh
         Supplemental Energy                                                             34,046  MWh
         Overscheduled Energy                                                             6,029  MWh
         Underscheduled Energy                                                           15,476  MWh

(iii) Scheduled Energy                                                                 1,140,450 MWh

(iv)     Reliability Dispatch Energy
             Incremental Energy                                                               0  MWh
             Decremental Energy                                                               0  MWh

(v)      Tier 1 Capacity Price                                                             4.00  $/kW-month
         Negotiated Tier 2 Capacity Price                                                  1.33  $/kW-month
         Tier 1 Energy Price                                                              30.00
         Negotiated Tier 2 Energy Price                                                       -
         Supplemental Energy Price                                                        30.00  $/MWh

(vi)     Daily On-Peak Index                                             see data on hourly sheets
         PJM Hourly On-Peak Price                                        see data on hourly sheets
         Shaped Daily On-Peak Index                                      see data on hourly sheets

(vii) LMP does not exist at this point

(viii)   Charges for Tier 1 Capacity                                              11,200,000.00  already paid on
         Charges for Tier 1 Energy                                                34,213,500.00  Semi-monthly Bills

(ix)     Charges for Negotiated Tier 2 Capacity                            $        399,000.00
         Charges for Negotiated Tier 2 Energy                              $              -

(x)      Charges for Supplemental Energy                                   $      1,021,380.00

(xi)     Charges or surcharges for Underscheduled Energy                   $        563,074.93

(xii)    Surcharges relating to Overscheduled Energy                       $         66,868.18

(xiii)   Reliability Compensation                                          $              -

(xiv)    Charges or credits for Congestion Costs                           $              -

(xv)     Credits for replacement Capacity or Energy obtained by IP         $              -


                                       49



(xvi)    Congestion Costs and Transmission Losses from Alternative         $              -
         Resource deliveries

(xvii)   FTR FFR benefits from MISO to IP                                  $              -

(xviii)  FTR FFR obligations on IP from MISO                               $              -

(xix)    Administrative charges on IP from MISO                            $              -

(xx)     Total amount of Semi-Monthly Payments made                        $     45,812,500.00

(xxi)    Net payment/credit due from IP/DYPM                               $      1,651,323.11


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                                                      PJM Data

                 0100     0200     0300     0400     0500      0600     0700     0800     0900     1000     1100    1200     1300
     7/1/2003   19.990   19.000   17.100   14.920   15.900    16.480   18.280   29.529   28.136   34.376   38.48   30.084   36.337
     7/2/2003   18.790   21.680   17.561   17.150   19.150    20.580   32.572   35.315   48.683   48.800   53.95   71.070   65.383
     7/3/2003   16.970   18.136    4.617   12.035   17.653    17.850   20.562   25.469   32.043   28.193   39.76   53.825   49.915
     7/4/2003   17.710   16.870   11.000    8.500   12.330    11.670    0.000    9.440   23.620   26.856   40.46   39.954   40.978
     7/5/2003   24.029   21.241   17.831   17.361   15.296    14.920   16.050   24.838   35.584   63.574   63.65   44.769   57.030
     7/6/2003   28.663   26.440   21.580   18.081   17.559    16.540   17.351   27.127   44.230   43.999   68.97   50.846   66.673
     7/7/2003   26.230   23.715   21.639   19.356   21.197    24.988   30.240   38.170   36.696   57.634   84.12   92.850  129.632
     7/8/2003   26.430   26.920   23.852   23.333   24.541    26.710   46.150   31.770   50.596   49.722   32.10   50.314   60.125
     7/9/2003   51.050   47.132   36.549   34.554   26.963    53.546   58.610   63.770   49.995   53.482   66.23   67.099   57.151
    7/10/2003   22.553   20.196   21.260   18.020   20.358    27.007   31.768   49.730   44.014   46.078   51.71   40.590   33.300
    7/11/2003   18.530   16.280   16.270   15.970   17.090    19.591   23.835   40.297   51.867   58.974   89.25   66.829   48.009
    7/12/2003   25.720   20.160   17.520   17.480   15.620    12.810   12.880   24.360   25.220   32.130   55.74   84.576   86.600
    7/13/2003   20.044   19.295   15.920    7.050    8.070    10.570    4.710   19.000   23.163   31.677   52.60   56.225   53.596
    7/14/2003   20.070   18.220   15.560   15.990   17.820    18.230   18.980   29.900   25.280   35.210   44.61   52.660   56.470
    7/15/2003   15.511   18.213   15.840    3.570    9.030    19.300   19.680   21.970   32.400   39.930   45.80   50.641   61.249
    7/16/2003   20.793   16.591   18.710   17.814   15.280    22.396   25.222   27.901   46.618   48.335   39.71   44.763   49.789
    7/17/2003   21.587   18.005   16.973   13.916   16.590    18.610   17.930   20.780   21.730   30.698   40.78   46.139   55.904
    7/18/2003   19.090   16.397   17.610   17.031   15.415    18.900   21.287   24.731   50.460   42.270   39.43   46.049   34.899
    7/19/2003   21.160   18.109   13.122   17.520   17.680    16.660   17.720   19.550   23.610   29.864   33.00   27.380   32.005
    7/20/2003   14.506   12.273    0.000    0.000    0.000     0.000    0.000   16.300   16.516   21.346   30.72   26.472   43.144
    7/21/2003   24.901   20.261   18.904   18.422   21.387    29.375   26.848   33.987   53.631   54.501   66.29   71.493   89.527
    7/22/2003   40.260   36.450   30.950   24.010   24.230    36.308   61.890   56.220   50.626   61.933   62.72   62.301   56.142
    7/23/2003   30.338   51.210   26.510   24.148   30.261    50.278   33.231   62.149   67.460   45.301   58.64   58.227   26.796
    7/24/2003   28.628   33.413   23.643   20.870   21.450    26.534   36.968   50.329   69.624   28.718   51.72   55.150   59.169
    7/25/2003   20.780   19.060   16.885   19.291   18.420    24.618   27.270   34.430   31.672   38.102   52.74   37.443   50.180
    7/26/2003   26.201   16.375    1.140    6.090    6.010    12.530   12.420   19.730   21.820   28.060   27.40   28.997   43.441
    7/27/2003   21.315   18.536   18.898   18.090   17.510    17.130   14.800   17.010   24.650   22.110   28.46   38.046   50.126
    7/28/2003   27.519   27.430   24.220   22.680   25.180    50.580   46.030   40.010   66.910   52.306   47.53   55.953   36.037
    7/29/2003   19.358   18.281   15.701   16.940   17.174    19.255   20.343   23.255   33.662   43.697   41.93   43.394   45.825
    7/30/2003   21.760   23.630   20.750   19.840   20.870    25.560   43.940   46.380   48.770   26.340   41.26   54.000   39.250
    7/31/2003   24.110   31.720   20.310   21.100   22.720    40.330   39.730   49.960   47.880   31.100   40.77   61.160   69.820

                   1400      1500     1600     1700     1800     1900     2000     2100     2200     2300    2400
     7/1/2003     55.974    44.581   45.682   54.374   23.621   39.256   32.224   40.523   49.218   26.48   21.840
     7/2/2003     53.015    62.868   64.263   55.267   50.518   42.234   27.994   38.289   33.206   23.64   18.804
     7/3/2003     56.985    46.102   50.950   58.560   50.970   44.850   37.710   39.760   55.270   30.62   19.780
     7/4/2003     53.296    58.252   76.054   48.919   45.753   31.163   28.148   26.031   29.228   28.48   24.805
     7/5/2003     49.838    59.888   60.017   51.807   50.884   51.117   46.838   42.129   60.770   42.62   41.952
     7/6/2003     83.447    94.651   89.032   94.604   84.832   72.421   54.954   58.138   49.604   26.48   27.490
     7/7/2003    164.377    84.960   91.324   73.143   50.550   37.651   29.755   52.365   56.051   43.13   48.360
     7/8/2003     83.750    76.070   51.125   81.764  107.666   58.494   54.634   86.223   99.452   48.14   55.862
     7/9/2003     73.076    74.084   50.277   44.848   40.255   28.840   23.725   53.300   47.320   34.10   25.832
    7/10/2003     36.880    32.810   44.300   31.380   32.800   30.090   28.800   43.610   40.930   23.88   19.960
    7/11/2003     69.118    88.168   87.849   84.329   78.432   58.459   46.849   59.215   65.980   37.78   34.820
    7/12/2003     63.556    96.557   92.268  100.972  102.392   89.633   45.248   38.484   37.115   22.31   20.792
    7/13/2003     47.500    51.271   84.141   93.617   98.647   76.459   35.114   34.830   51.250   32.15   20.400
    7/14/2003     62.114    55.804   66.240   63.530   60.770   47.060   27.200   45.430   61.930   32.99   19.480
    7/15/2003     64.658    75.019   64.827   57.063   67.043   56.179   26.780   45.330   71.080   31.58   29.329
    7/16/2003     60.611    63.453   63.949   44.028   51.232   47.770   50.197   56.069   58.116   27.04   32.093
    7/17/2003     48.856    52.643   58.893   66.070   54.716   42.565   33.180   33.970   37.535   25.39   22.830
    7/18/2003     31.275    40.064   32.830   29.146   29.130   30.115   30.200   39.387   26.319   22.53   22.630
    7/19/2003     33.637    39.894   37.086   49.347   47.548   29.067   22.060   27.234   28.649   21.49   19.080
    7/20/2003     44.822    51.343   75.702   93.644   96.194   66.087   61.940   98.720   91.380   44.93   29.880
    7/21/2003    107.584    87.675  113.507  101.093  102.774   72.288   50.075   58.872   68.350   48.56   40.269
    7/22/2003     74.562    91.039   73.472   80.200   71.280   49.633   46.883   56.541   53.956   32.15   32.372
    7/23/2003     37.022    46.843   55.232   61.724   52.960   46.007   42.759   54.330   54.105   43.21   25.402
    7/24/2003     65.488    65.662   76.407   78.303   64.361   53.626   40.034   57.320   53.910   33.54   24.381
    7/25/2003     52.490    70.282   51.449   56.931   58.345   50.926   46.060   52.100   58.480   39.04   23.380
    7/26/2003     50.034    44.200   54.491   63.013   48.009   47.711   43.244   52.803   52.670   37.98   26.040
    7/27/2003     43.672    64.513   63.165   60.097   47.923   40.155   39.808   66.800   53.695   36.51   26.023
    7/28/2003     43.311    51.202   30.128   33.512   35.313   23.936   25.045   35.387   40.640   29.13   23.900
    7/29/2003     66.478    58.034   49.504   53.162   68.497   47.793   34.380   41.616   66.569   27.08   30.670
    7/30/2003     48.948    67.363   61.410   53.710   51.961   37.770   32.160   44.840   50.840   32.52   26.410
    7/31/2003     48.040    44.775   46.230   58.000   43.340   40.160   74.650   87.660   74.610   34.45   33.670

               Cinergy
               On Peak    PJM
                Daily   on peak
                Index    average

     7/1/2003   37.720    38.055     0.991    3
     7/2/2003   35.240    48.407     0.728    4
     7/3/2003   45.240    43.812     1.033    5
     7/4/2003     n.a.    37.914              6
     7/5/2003     n.a.    50.335              7
     7/6/2003     n.a.    63.126              1
     7/7/2003   49.360    70.151     0.704    2
     7/8/2003   53.400    63.872     0.836    3
     7/9/2003   46.250    51.722     0.894    4
    7/10/2003   35.450    38.181     0.928    5
    7/11/2003   28.300    64.463     0.439    6
    7/12/2003     n.a.    62.323              7
    7/13/2003   47.320    52.578              1
    7/14/2003   38.360    47.950              2
    7/15/2003   40.578    50.722              3
    7/16/2003   38.979    48.724              4
    7/17/2003   33.492    41.866              5
    7/18/2003   27.442    34.303              6
    7/19/2003   25.071    31.339              7
    7/20/2003   43.964    54.955              1
    7/21/2003   59.011    73.763              2
    7/22/2003   48.983    61.229              3
    7/23/2003   40.638    50.798              4
    7/24/2003   45.168    56.460              5

    7/25/2003   39.034    48.792              6
    7/26/2003   33.181    41.476              7
    7/27/2003   34.837    43.547              1
    7/28/2003   32.318    40.397              2
    7/29/2003   37.244    46.555              3
    7/30/2003   36.876    46.095              4
    7/31/2003   42.630    53.288              5




                                                                      PJM Data


              Shaped Daily Index
                0100      0200      0300      0400      0500      0600      0700      0800      0900      1000      1100      1200

    7/1/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 29.27   $ 27.89   $ 34.07   $ 38.15   $ 29.82   $ 36.02
    7/2/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 25.71   $ 35.44   $ 35.53   $ 39.28   $ 51.74   $ 47.60
    7/3/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 26.30   $ 33.09   $ 29.11   $ 41.06   $ 55.58   $ 51.54
    7/4/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/5/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/6/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/7/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 26.86   $ 25.82   $ 40.55   $ 59.19   $ 65.33   $ 91.21
    7/8/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 26.56   $ 42.30   $ 41.57   $ 26.84   $ 42.06   $ 50.27
    7/9/2003  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 57.02   $ 44.71   $ 47.82   $ 59.22   $ 60.00   $ 51.10
    7/10/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 46.17   $ 40.87   $ 42.78   $ 48.01   $ 37.69   $ 30.92
    7/11/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 17.69   $ 22.77   $ 25.89   $ 39.18   $ 29.34   $ 21.08
    7/12/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/13/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/14/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 23.92   $ 20.22   $ 28.17   $ 35.69   $ 42.13   $ 45.18
    7/15/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 17.58   $ 25.92   $ 31.94   $ 36.64   $ 40.51   $ 49.00
    7/16/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 22.32   $ 37.29   $ 38.67   $ 31.77   $ 35.81   $ 39.83
    7/17/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 16.62   $ 17.38   $ 24.56   $ 32.62   $ 36.91   $ 44.72
    7/18/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 19.78   $ 40.37   $ 33.82   $ 31.55   $ 36.84   $ 27.92
    7/19/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/20/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/21/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 27.19   $ 42.90   $ 43.60   $ 53.04   $ 57.19   $ 71.62
    7/22/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 44.98   $ 40.50   $ 49.55   $ 50.18   $ 49.84   $ 44.91
    7/23/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 49.72   $ 53.97   $ 36.24   $ 46.91   $ 46.58   $ 21.44
    7/24/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 40.26   $ 55.70   $ 22.97   $ 41.38   $ 44.12   $ 47.34
    7/25/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 27.54   $ 25.34   $ 30.48   $ 42.19   $ 29.95   $ 40.14
    7/26/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/27/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
    7/28/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 32.01   $ 53.53   $ 41.84   $ 38.03   $ 44.76   $ 28.83
    7/29/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 18.60   $ 26.93   $ 34.96   $ 33.55   $ 34.72   $ 36.66
    7/30/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 37.10   $ 39.02   $ 21.07   $ 33.01   $ 43.20   $ 31.40
    7/31/2003 $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 39.97   $ 38.30   $ 24.88   $ 32.62   $ 48.93   $ 55.86


                  1300      1400      1500      1600      1700      1800      1900      2000      2100      2200      2300     2400
    7/1/2003    $ 55.48   $ 44.19   $ 45.28   $ 53.90   $ 23.41   $ 38.91   $ 31.94   $ 40.17   $ 48.78   $ 26.25   $ 30.00  $ 30.00
    7/2/2003    $ 38.59   $ 45.77   $ 46.78   $ 40.23   $ 36.78   $ 30.75   $ 20.38   $ 27.87   $ 24.17   $ 17.22   $ 30.00  $ 30.00
    7/3/2003    $ 58.84   $ 47.60   $ 52.61   $ 60.47   $ 52.63   $ 46.31   $ 38.94   $ 41.06   $ 57.07   $ 31.62   $ 30.00  $ 30.00
    7/4/2003    $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/5/2003    $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/6/2003    $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/7/2003    $115.66   $ 59.78   $ 64.26   $ 51.47   $ 35.57   $ 26.49   $ 20.94   $ 36.85   $ 39.44   $ 30.35   $ 30.00  $ 30.00
    7/8/2003    $ 70.02   $ 63.60   $ 42.74   $ 68.36   $ 90.01   $ 48.90   $ 45.68   $ 72.09   $ 83.15   $ 40.25   $ 30.00  $ 30.00
    7/9/2003    $ 65.34   $ 66.25   $ 44.96   $ 40.10   $ 36.00   $ 25.79   $ 21.22   $ 47.66   $ 42.31   $ 30.50   $ 30.00  $ 30.00
    7/10/2003   $ 34.24   $ 30.46   $ 41.13   $ 29.14   $ 30.45   $ 27.94   $ 26.74   $ 40.49   $ 38.00   $ 22.17   $ 30.00  $ 30.00
    7/11/2003   $ 30.34   $ 38.71   $ 38.57   $ 37.02   $ 34.43   $ 25.66   $ 20.57   $ 26.00   $ 28.97   $ 16.59   $ 30.00  $ 30.00
    7/12/2003   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/13/2003   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/14/2003   $ 49.69   $ 44.64   $ 52.99   $ 50.82   $ 48.62   $ 37.65   $ 21.76   $ 36.34   $ 49.54   $ 26.39   $ 30.00  $ 30.00
    7/15/2003   $ 51.73   $ 60.02   $ 51.86   $ 45.65   $ 53.63   $ 44.94   $ 21.42   $ 36.26   $ 56.86   $ 25.27   $ 30.00  $ 30.00
    7/16/2003   $ 48.49   $ 50.76   $ 51.16   $ 35.22   $ 40.99   $ 38.22   $ 40.16   $ 44.86   $ 46.49   $ 21.63   $ 30.00  $ 30.00
    7/17/2003   $ 39.08   $ 42.11   $ 47.11   $ 52.86   $ 43.77   $ 34.05   $ 26.54   $ 27.18   $ 30.03   $ 20.31   $ 30.00  $ 30.00
    7/18/2003   $ 25.02   $ 32.05   $ 26.26   $ 23.32   $ 23.30   $ 24.09   $ 24.16   $ 31.51   $ 21.06   $ 18.02   $ 30.00  $ 30.00
    7/19/2003   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/20/2003   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/21/2003   $ 86.07   $ 70.14   $ 90.81   $ 80.87   $ 82.22   $ 57.83   $ 40.06   $ 47.10   $ 54.68   $ 38.85   $ 30.00  $ 30.00
    7/22/2003   $ 59.65   $ 72.83   $ 58.78   $ 64.16   $ 57.02   $ 39.71   $ 37.51   $ 45.23   $ 43.16   $ 25.72   $ 30.00  $ 30.00
    7/23/2003   $ 29.62   $ 37.47   $ 44.19   $ 49.38   $ 42.37   $ 36.81   $ 34.21   $ 43.46   $ 43.28   $ 34.57   $ 30.00  $ 30.00
    7/24/2003   $ 52.39   $ 52.53   $ 61.13   $ 62.64   $ 51.49   $ 42.90   $ 32.03   $ 45.86   $ 43.13   $ 26.83   $ 30.00  $ 30.00
    7/25/2003   $ 41.99   $ 56.23   $ 41.16   $ 45.55   $ 46.68   $ 40.74   $ 36.85   $ 41.68   $ 46.78   $ 31.23   $ 30.00  $ 30.00
    7/26/2003   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/27/2003   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00
    7/28/2003   $ 34.65   $ 40.96   $ 24.10   $ 26.81   $ 28.25   $ 19.15   $ 20.04   $ 28.31   $ 32.51   $ 23.30   $ 30.00  $ 30.00
    7/29/2003   $ 53.18   $ 46.43   $ 39.60   $ 42.53   $ 54.80   $ 38.23   $ 27.50   $ 33.29   $ 53.26   $ 21.66   $ 30.00  $ 30.00
    7/30/2003   $ 39.16   $ 53.89   $ 49.13   $ 42.97   $ 41.57   $ 30.22   $ 25.73   $ 35.87   $ 40.67   $ 26.02   $ 30.00  $ 30.00
    7/31/2003   $ 38.43   $ 35.82   $ 36.98   $ 46.40   $ 34.67   $ 32.13   $ 59.72   $ 70.13   $ 59.69   $ 27.56   $ 30.00  $ 30.00

                                                           Master Data

                                                                        Sched
                                                                        uled                Lower   Upper
                                Quali                                   Energy   Band       Band    Band
                     Energy     fied    Deli    Sched            Band   less     width      width   width       Oversch     Supple
                    Portion of  Pur     vered   uled    Tier 1   width  Tier 2   Allow      Thres   Thres       eduled      mental
                    IP Load     chases  Energy  Energy  Energy   cent   Energy   ance       hold    hold        Energy      Energy
    3   1-Jul-03 1    1,850     600     1,250   1250    1250      10%   1,250     125       1,125   1375            0             0
    3   1-Jul-03 2    1,727     600     1,127   1100    1100      10%   1,100     110         990   1210            0            27
    3   1-Jul-03 3    1,658     600     1,058   1050    1050      10%   1,050     105         945   1155            0             8
    3   1-Jul-03 4    1,646     600     1,046   1050    1046      10%   1,050     105         945   1155            0             0
    3   1-Jul-03 5    1,636     600     1,036   1050    1036      10%   1,050     105         945   1155            0             0
    3   1-Jul-03 6    1,648     600     1,048   1050    1048      10%   1,050     105         945   1155            0             0
    3   1-Jul-03 7    1,729     900       829    800     800      10%     800      80         720    880            0            29
    3   1-Jul-03 8    1,917     900     1,017   1000    1000      10%   1,000     100         900   1100            0            17
    3   1-Jul-03 9    2,116     900     1,216   1200    1200      10%   1,200     120       1,080   1320            0            16
    3   1-Jul-03 10   2,300     900     1,400   1400    1400      10%   1,400     140       1,260   1540            0             0
    3   1-Jul-03 11   2,444     900     1,544   1500    1500      10%   1,500     150       1,350   1650            0            44
    3   1-Jul-03 12   2,552     900     1,652   1650    1650      10%   1,650     165       1,485   1815            0             2
    3   1-Jul-03 13   2,638     900     1,738   1750    1738      10%   1,750     175       1,575   1925            0             0
    3   1-Jul-03 14   2,714     900     1,814   1800    1800      10%   1,800     180       1,620   1980            0            14
    3   1-Jul-03 15   2,770     900     1,870   1850    1850      10%   1,850     185       1,665   2035            0            20
    3   1-Jul-03 16   2,851     900     1,951   1950    1950      10%   1,950     195       1,755   2145            0             1
    3   1-Jul-03 17   2,863     900     1,963   1950    1950      10%   1,950     195       1,755   2145            0            13
    3   1-Jul-03 18   2,850     900     1,950   1950    1950      10%   1,950     195       1,755   2145            0             0
    3   1-Jul-03 19   2,763     900     1,863   1900    1863      10%   1,900     190       1,710   2090            0             0
    3   1-Jul-03 20   2,645     900     1,745   1800    1745      10%   1,800     180       1,620   1980            0             0
    3   1-Jul-03 21   2,613     900     1,713   1700    1700      10%   1,700     170       1,530   1870            0            13
    3   1-Jul-03 22   2,561     900     1,661   1600    1600      10%   1,600     160       1,440   1760            0            61
    3   1-Jul-03 23   2,358     600     1,758   1800    1758      10%   1,800     180       1,620   1980            0             0
    3   1-Jul-03 24   2,120     600     1,520   1500    1500      10%   1,500     150       1,350   1650            0            20
    4   2-Jul-03 1    1,929     600     1,329   1250    1250      10%   1,250     125       1,125   1375            0            79
    4   2-Jul-03 2    1,803     600     1,203   1100    1100      10%   1,100     110         990   1210            0           103
    4   2-Jul-03 3    1,745     600     1,145   1050    1050      10%   1,050     105         945   1155            0            95
    4   2-Jul-03 4    1,681     600     1,081   1050    1050      10%   1,050     105         945   1155            0            31
    4   2-Jul-03 5    1,668     600     1,068   1050    1050      10%   1,050     105         945   1155            0            18
    4   2-Jul-03 6    1,688     600     1,088   1050    1050      10%   1,050     105         945   1155            0            38
    4   2-Jul-03 7    1,746     900       846    800     800      10%     800      80         720    880            0            46
    4   2-Jul-03 8    1,958     900     1,058   1000    1000      10%   1,000     100         900   1100            0            58
    4   2-Jul-03 9    2,172     900     1,272   1200    1200      10%   1,200     120       1,080   1320            0            72
    4   2-Jul-03 10   2,349     900     1,449   1400    1400      10%   1,400     140       1,260   1540            0            49
    4   2-Jul-03 11   2,526     900     1,626   1500    1500      10%   1,500     150       1,350   1650            0           126
    4   2-Jul-03 12   2,640     900     1,740   1650    1650      10%   1,650     165       1,485   1815            0            90
    4   2-Jul-03 13   2,756     900     1,856   1750    1750      10%   1,750     175       1,575   1925            0           106
    4   2-Jul-03 14   2,848     900     1,948   1800    1800      10%   1,800     180       1,620   1980            0           148
    4   2-Jul-03 15   2,916     900     2,016   1850    1850      10%   1,850     185       1,665   2035            0           166
    4   2-Jul-03 16   2,942     900     2,042   1950    1950      10%   1,950     195       1,755   2145            0            92
    4   2-Jul-03 17   2,908     900     2,008   1950    1950      10%   1,950     195       1,755   2145            0            58
    4   2-Jul-03 18   2,859     900     1,959   1950    1950      10%   1,950     195       1,755   2145            0             9
    4   2-Jul-03 19   2,815     900     1,915   1900    1900      10%   1,900     190       1,710   2090            0            15
    4   2-Jul-03 20   2,710     900     1,810   1800    1800      10%   1,800     180       1,620   1980            0            10
    4   2-Jul-03 21   2,652     900     1,752   1700    1700      10%   1,700     170       1,530   1870            0            52
    4   2-Jul-03 22   2,637     900     1,737   1600    1600      10%   1,600     160       1,440   1760            0           137
    4   2-Jul-03 23   2,388     600     1,788   1800    1788      10%   1,800     180       1,620   1980            0             0
    4   2-Jul-03 24   2,192     600     1,592   1500    1500      10%   1,500     150       1,350   1650            0            92
    5   3-Jul-03 1    2,041     600     1,441   1400    1400      10%   1,400     140       1,260   1540            0            41
    5   3-Jul-03 2    1,921     600     1,321   1300    1300      10%   1,300     130       1,170   1430            0            21
    5   3-Jul-03 3    1,831     600     1,231   1200    1200      10%   1,200     120       1,080   1320            0            31
    5   3-Jul-03 4    1,768     600     1,168   1150    1150      10%   1,150     115       1,035   1265            0            18
    5   3-Jul-03 5    1,767     600     1,167   1200    1167      10%   1,200     120       1,080   1320            0             0

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled        12(e)
                        heduled    Index     Surcharge     Energy            Energy           Overscheduling
                        Energy     or $30      Factor      Charges           Surcharges       Surcharge
    3  1-Jul-03 1         0        $   30.00    1.175      $       -         $    --             $    --
    3  1-Jul-03 2         0        $   30.00    1.175      $     810         $    --             $    --
    3  1-Jul-03 3         0        $   30.00    1.175      $     240         $    --             $    --
    3  1-Jul-03 4         0        $   30.00    1.175      $       -         $    --             $    --
    3  1-Jul-03 5         0        $   30.00    1.175      $       -         $    --             $    --
    3  1-Jul-03 6         0        $   30.00    1.175      $       -         $    --             $    --
    3  1-Jul-03 7         0        $   29.27    1.175      $     870         $    --             $    --
    3  1-Jul-03 8         0        $   27.89    1.175      $     510         $    --             $    --
    3  1-Jul-03 9         0        $   34.07    1.175      $     480         $    --             $    --
    3  1-Jul-03 10        0        $   38.15    1.175      $       -         $    --             $    --
    3  1-Jul-03 11        0        $   29.82    1.175      $   1,320         $    --             $    --
    3  1-Jul-03 12        0        $   36.02    1.175      $      60         $    --             $    --
    3  1-Jul-03 13        0        $   55.48    1.175      $       -         $    --             $    --
    3  1-Jul-03 14        0        $   44.19    1.175      $     420         $    --             $    --
    3  1-Jul-03 15        0        $   45.28    1.175      $     600         $    --             $    --
    3  1-Jul-03 16        0        $   53.90    1.175      $      30         $    --             $    --
    3  1-Jul-03 17        0        $   23.41    1.175      $     390         $    --             $    --
    3  1-Jul-03 18        0        $   38.91    1.175      $       -         $    --             $    --
    3  1-Jul-03 19        0        $   31.94    1.175      $       -         $    --             $    --
    3  1-Jul-03 20        0        $   40.17    1.175      $       -         $    --             $    --
    3  1-Jul-03 21        0        $   48.78    1.175      $     390         $    --             $    --
    3  1-Jul-03 22        0        $   26.25    1.175      $   1,830         $    --             $    --
    3  1-Jul-03 23        0        $   30.00    1.175      $       -         $    --             $    --
    3  1-Jul-03 24        0        $   30.00    1.175      $     600         $    --             $    --
    4  2-Jul-03 1         0        $   30.00    1.175      $   2,370         $    --             $    --
    4  2-Jul-03 2         0        $   30.00    1.175      $   3,090         $    --             $    --
    4  2-Jul-03 3         0        $   30.00    1.175      $   2,850         $    --             $    --
    4  2-Jul-03 4         0        $   30.00    1.175      $     930         $    --             $    --
    4  2-Jul-03 5         0        $   30.00    1.175      $     540         $    --             $    --
    4  2-Jul-03 6         0        $   30.00    1.175      $   1,140         $    --             $    --
    4  2-Jul-03 7         0        $   25.71    1.175      $   1,380         $    --             $    --
    4  2-Jul-03 8         0        $   35.44    1.175      $   1,740         $    --             $    --
    4  2-Jul-03 9         0        $   35.53    1.175      $   2,160         $    --             $    --
    4  2-Jul-03 10        0        $   39.28    1.175      $   1,470         $    --             $    --
    4  2-Jul-03 11        0        $   51.74    1.175      $   3,780         $    --             $    --
    4  2-Jul-03 12        0        $   47.60    1.175      $   2,700         $    --             $    --
    4  2-Jul-03 13        0        $   38.59    1.175      $   3,180         $    --             $    --
    4  2-Jul-03 14        0        $   45.77    1.175      $   4,440         $    --             $    --
    4  2-Jul-03 15        0        $   46.78    1.175      $   4,980         $    --             $    --
    4  2-Jul-03 16        0        $   40.23    1.175      $   2,760         $    --             $    --
    4  2-Jul-03 17        0        $   36.78    1.175      $   1,740         $    --             $    --
    4  2-Jul-03 18        0        $   30.75    1.175      $     270         $    --             $    --
    4  2-Jul-03 19        0        $   20.38    1.175      $     450         $    --             $    --
    4  2-Jul-03 20        0        $   27.87    1.175      $     300         $    --             $    --
    4  2-Jul-03 21        0        $   24.17    1.175      $   1,560         $    --             $    --
    4  2-Jul-03 22        0        $   17.22    1.175      $   4,110         $    --             $    --
    4  2-Jul-03 23        0        $   30.00    1.175      $       -         $    --             $    --
    4  2-Jul-03 24        0        $   30.00    1.175      $   2,760         $    --             $    --
    5  3-Jul-03 1         0        $   30.00    1.175      $   1,230         $    --             $    --
    5  3-Jul-03 2         0        $   30.00    1.175      $     630         $    --             $    --
    5  3-Jul-03 3         0        $   30.00    1.175      $     930         $    --             $    --
    5  3-Jul-03 4         0        $   30.00    1.175      $     540         $    --             $    --
    5  3-Jul-03 5         0        $   30.00    1.175      $       -         $    --             $    --

                                                             Master Data

                                                                           Sched
                                                                           uled              Lower   Upper
                                  Quali                                    Energy    Band    Band    Band
                       Energy     fied    Deli    Sched            Band    less      width   width   width    Oversch  Supple
                      Portion of  Pur     vered   uled    Tier 1   width   Tier 2    Allow   Thres   Thres    eduled   mental
                      IP Load     chases  Energy  Energy  Energy   cent    Energy    ance    hold    hold     Energy   Energy
     5   3-Jul-03 6     1,789      600    1,189   1200   1189       10%    1,200      120    1,080   1320        0        0
     5   3-Jul-03 7     1,841      900      941    950    941       10%      950       95      855   1045        0        0
     5   3-Jul-03 8     2,087      900    1,187   1100   1100       10%    1,100      110      990   1210        0       87
     5   3-Jul-03 9     2,324      900    1,424   1400   1400       10%    1,400      140    1,260   1540        0       24
     5   3-Jul-03 10    2,511      900    1,611   1700   1611       10%    1,700      170    1,530   1870        0        0
     5   3-Jul-03 11    2,659      900    1,759   1800   1759       10%    1,800      180    1,620   1980        0        0
     5   3-Jul-03 12    2,788      900    1,888   1900   1888       10%    1,900      190    1,710   2090        0        0
     5   3-Jul-03 13    2,903      900    2,003   2000   2000       10%    2,000      200    1,800   2200        0        3
     5   3-Jul-03 14    3,012      900    2,112   2100   2100       10%    2,100      210    1,890   2310        0       12
     5   3-Jul-03 15    3,082      900    2,182   2200   2182       10%    2,200      220    1,980   2420        0        0
     5   3-Jul-03 16    3,079      900    2,179   2200   2179       10%    2,200      220    1,980   2420        0        0
     5   3-Jul-03 17    3,099      900    2,199   2200   2199       10%    2,200      220    1,980   2420        0        0
     5   3-Jul-03 18    3,085      900    2,185   2200   2185       10%    2,200      220    1,980   2420        0        0
     5   3-Jul-03 19    2,989      900    2,089   2000   2000       10%    2,000      200    1,800   2200        0       89
     5   3-Jul-03 20    2,888      900    1,988   2000   1988       10%    2,000      200    1,800   2200        0        0
     5   3-Jul-03 21    2,802      900    1,902   2000   1902       10%    2,000      200    1,800   2200        0        0
     5   3-Jul-03 22    2,772      900    1,872   1900   1872       10%    1,900      190    1,710   2090        0        0
     5   3-Jul-03 23    2,563      600    1,963   2000   1963       10%    2,000      200    1,800   2200        0        0
     5   3-Jul-03 24    2,321      600    1,721   1500   1500       10%    1,500      150    1,350   1650        0      150
     6   4-Jul-03 1     2,159      600    1,559   1400   1400       10%    1,400      140    1,260   1540        0      140
     6   4-Jul-03 2     2,030      600    1,430   1300   1300       10%    1,300      130    1,170   1430        0      130
     6   4-Jul-03 3     1,946      600    1,346   1300   1300       10%    1,300      130    1,170   1430        0       46
     6   4-Jul-03 4     1,868      600    1,268   1300   1268       10%    1,300      130    1,170   1430        0        0
     6   4-Jul-03 5     1,808      600    1,208   1200   1200       10%    1,200      120    1,080   1320        0        8
     6   4-Jul-03 6     1,771      600    1,171   1100   1100       10%    1,100      110      990   1210        0       71
     6   4-Jul-03 7     1,731      600    1,131   1100   1100       10%    1,100      110      990   1210        0       31
     6   4-Jul-03 8     1,845      600    1,245   1200   1200       10%    1,200      120    1,080   1320        0       45
     6   4-Jul-03 9     2,074      600    1,474   1400   1400       10%    1,400      140    1,260   1540        0       74
     6   4-Jul-03 10    2,318      600    1,718   1700   1700       10%    1,700      170    1,530   1870        0       18
     6   4-Jul-03 11    2,512      600    1,912   1900   1900       10%    1,900      190    1,710   2090        0       12
     6   4-Jul-03 12    2,663      600    2,063   2100   2063       10%    2,100      210    1,890   2310        0        0
     6   4-Jul-03 13    2,775      600    2,175   2150   2150       10%    2,150      215    1,935   2365        0       25
     6   4-Jul-03 14    2,858      600    2,258   2300   2258       10%    2,300      230    2,070   2530        0        0
     6   4-Jul-03 15    2,919      600    2,319   2300   2300       10%    2,300      230    2,070   2530        0       19
     6   4-Jul-03 16    2,927      600    2,327   2300   2300       10%    2,300      230    2,070   2530        0       27
     6   4-Jul-03 17    2,912      600    2,312   2300   2300       10%    2,300      230    2,070   2530        0       12
     6   4-Jul-03 18    2,828      600    2,228   2300   2228       10%    2,300      230    2,070   2530        0        0
     6   4-Jul-03 19    2,775      600    2,175   2200   2175       10%    2,200      220    1,980   2420        0        0
     6   4-Jul-03 20    2,699      600    2,099   2100   2099       10%    2,100      210    1,890   2310        0        0
     6   4-Jul-03 21    2,618      600    2,018   2000   2000       10%    2,000      200    1,800   2200        0       18
     6   4-Jul-03 22    2,502      600    1,902   1900   1900       10%    1,900      190    1,710   2090        0        2
     6   4-Jul-03 23    2,455      600    1,855   1800   1800       10%    1,800      180    1,620   1980        0       55
     6   4-Jul-03 24    2,313      600    1,713   1700   1700       10%    1,700      170    1,530   1870        0       13
     7   5-Jul-03 1     2,148      600    1,548   1600   1548       10%    1,600      160    1,440   1760        0        0
     7   5-Jul-03 2     2,028      600    1,428   1500   1428       10%    1,500      150    1,350   1650        0        0
     7   5-Jul-03 3     1,935      600    1,335   1300   1300       10%    1,300      130    1,170   1430        0       35
     7   5-Jul-03 4     1,872      600    1,272   1200   1200       10%    1,200      120    1,080   1320        0       72
     7   5-Jul-03 5     1,804      600    1,204   1200   1200       10%    1,200      120    1,080   1320        0        4
     7   5-Jul-03 6     1,754      600    1,154   1200   1154       10%    1,200      120    1,080   1320        0        0
     7   5-Jul-03 7     1,714      600    1,114   1200   1114       10%    1,200      120    1,080   1320        0        0
     7   5-Jul-03 8     1,850      600    1,250   1200   1200       10%    1,200      120    1,080   1320        0       50
     7   5-Jul-03 9     2,070      600    1,470   1400   1400       10%    1,400      140    1,260   1540        0       70
     7   5-Jul-03 10    2,337      600    1,737   1700   1700       10%    1,700      170    1,530   1870        0       37

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled        12(e)
                        heduled    Index     Surcharge     Energy            Energy           Overscheduling
                        Energy     or $30      Factor      Charges           Surcharges       Surcharge
     5     3-Jul-03 6       0     $   30.00    1.175         $       --          $      --     $        --
     5     3-Jul-03 7       0     $   26.30    1.175         $       --          $      --     $        --
     5     3-Jul-03 8       0     $   33.09    1.175         $    2,610          $      --     $        --
     5     3-Jul-03 9       0     $   29.11    1.175         $      720          $      --     $        --
     5     3-Jul-03 10      0     $   41.06    1.175         $       --          $      --     $        --
     5     3-Jul-03 11      0     $   55.58    1.175         $       --          $      --     $        --
     5     3-Jul-03 12      0     $   51.54    1.175         $       --          $      --     $        --
     5     3-Jul-03 13      0     $   58.84    1.175         $       90          $      --     $        --
     5     3-Jul-03 14      0     $   47.60    1.175         $      360          $      --     $        --
     5     3-Jul-03 15      0     $   52.61    1.175         $       --          $      --     $        --
     5     3-Jul-03 16      0     $   60.47    1.175         $       --          $      --     $        --
     5     3-Jul-03 17      0     $   52.63    1.175         $       --          $      --     $        --
     5     3-Jul-03 18      0     $   46.31    1.175         $       --          $      --     $        --
     5     3-Jul-03 19      0     $   38.94    1.175         $    2,670          $      --     $        --
     5     3-Jul-03 20      0     $   41.06    1.175         $       --          $      --     $        --
     5     3-Jul-03 21      0     $   57.07    1.175         $       --          $      --     $        --
     5     3-Jul-03 22      0     $   31.62    1.175         $       --          $      --     $        --
     5     3-Jul-03 23      0     $   30.00    1.175         $       --          $      --     $        --
     5     3-Jul-03 24     71     $   30.00    1.175         $    4,500          $   2,130     $        --
     6     4-Jul-03 1      19     $   30.00    1.175         $    4,200          $     570     $        --
     6     4-Jul-03 2       0     $   30.00    1.175         $    3,900          $      --     $        --
     6     4-Jul-03 3       0     $   30.00    1.175         $    1,380          $      --     $        --
     6     4-Jul-03 4       0     $   30.00    1.175         $       --          $      --     $        --
     6     4-Jul-03 5       0     $   30.00    1.175         $      240          $      --     $        --
     6     4-Jul-03 6       0     $   30.00    1.175         $    2,130          $      --     $        --
     6     4-Jul-03 7       0     $   30.00    1.175         $      930          $      --     $        --
     6     4-Jul-03 8       0     $   30.00    1.175         $    1,350          $      --     $        --
     6     4-Jul-03 9       0     $   30.00    1.175         $    2,220          $      --     $        --
     6     4-Jul-03 10      0     $   30.00    1.175         $      540          $      --     $        --
     6     4-Jul-03 11      0     $   30.00    1.175         $      360          $      --     $        --
     6     4-Jul-03 12      0     $   30.00    1.175         $       --          $      --     $        --
     6     4-Jul-03 13      0     $   30.00    1.175         $      750          $      --     $        --
     6     4-Jul-03 14      0     $   30.00    1.175         $       --          $      --     $        --
     6     4-Jul-03 15      0     $   30.00    1.175         $      570          $      --     $        --
     6     4-Jul-03 16      0     $   30.00    1.175         $      810          $      --     $        --
     6     4-Jul-03 17      0     $   30.00    1.175         $      360          $      --     $        --
     6     4-Jul-03 18      0     $   30.00    1.175         $       --          $      --     $        --
     6     4-Jul-03 19      0     $   30.00    1.175         $       --          $      --     $        --
     6     4-Jul-03 20      0     $   30.00    1.175         $       --          $      --     $        --
     6     4-Jul-03 21      0     $   30.00    1.175         $      540          $      --     $        --
     6     4-Jul-03 22      0     $   30.00    1.175         $       60          $      --     $        --
     6     4-Jul-03 23      0     $   30.00    1.175         $    1,650          $      --     $        --
     6     4-Jul-03 24      0     $   30.00    1.175         $      390          $      --     $        --
     7     5-Jul-03 1       0     $   30.00    1.175         $       --          $      --     $        --
     7     5-Jul-03 2       0     $   30.00    1.175         $       --          $      --     $        --
     7     5-Jul-03 3       0     $   30.00    1.175         $    1,050          $      --     $        --
     7     5-Jul-03 4       0     $   30.00    1.175         $    2,160          $      --     $        --
     7     5-Jul-03 5       0     $   30.00    1.175         $      120          $      --     $        --
     7     5-Jul-03 6       0     $   30.00    1.175         $       --          $      --     $        --
     7     5-Jul-03 7       0     $   30.00    1.175         $       --          $      --     $        --
     7     5-Jul-03 8       0     $   30.00    1.175         $    1,500          $      --     $        --
     7     5-Jul-03 9       0     $   30.00    1.175         $    2,100          $      --     $        --
     7     5-Jul-03 10      0     $   30.00    1.175         $    1,110          $      --     $        --


                                                              Master Data

                                                                           Sched
                                                                           uled              Lower   Upper
                                  Quali                                    Energy    Band    Band    Band
                       Energy     fied    Deli    Sched            Band    less      width   width   width    Oversch  Supple
                      Portion of  Pur     vered   uled    Tier 1   width   Tier 2    Allow   Thres   Thres    eduled   mental
                      IP Load     chases  Energy  Energy  Energy   cent    Energy    ance    hold    hold     Energy   Energy
     7   5-Jul-03 11    2,505      600    1,905   1900   1900       10%    1,900      190    1,710   2090        0        5
     7   5-Jul-03 12    2,652      600    2,052   2100   2052       10%    2,100      210    1,890   2310        0        0
     7   5-Jul-03 13    2,775      600    2,175   2200   2175       10%    2,200      220    1,980   2420        0        0
     7   5-Jul-03 14    2,825      600    2,225   2200   2200       10%    2,200      220    1,980   2420        0       25
     7   5-Jul-03 15    2,859      600    2,259   2300   2259       10%    2,300      230    2,070   2530        0        0
     7   5-Jul-03 16    2,946      600    2,346   2300   2300       10%    2,300      230    2,070   2530        0       46
     7   5-Jul-03 17    2,973      600    2,373   2300   2300       10%    2,300      230    2,070   2530        0       73
     7   5-Jul-03 18    2,954      600    2,354   2300   2300       10%    2,300      230    2,070   2530        0       54
     7   5-Jul-03 19    2,899      600    2,299   2300   2299       10%    2,300      230    2,070   2530        0        0
     7   5-Jul-03 20    2,796      600    2,196   2300   2196       10%    2,300      230    2,070   2530        0        0
     7   5-Jul-03 21    2,733      600    2,133   2200   2133       10%    2,200      220    1,980   2420        0        0
     7   5-Jul-03 22    2,687      600    2,087   2100   2087       10%    2,100      210    1,890   2310        0        0
     7   5-Jul-03 23    2,471      600    1,871   1900   1871       10%    1,900      190    1,710   2090        0        0
     7   5-Jul-03 24    2,261      600    1,661   1600   1600       10%    1,600      160    1,440   1760        0       61
     1   6-Jul-03 1     2,115      600    1,515   1400   1400       10%    1,400      140    1,260   1540        0      115
     1   6-Jul-03 2     1,977      600    1,377   1300   1300       10%    1,300      130    1,170   1430        0       77
     1   6-Jul-03 3     1,868      600    1,268   1300   1268       10%    1,300      130    1,170   1430        0        0
     1   6-Jul-03 4     1,781      600    1,181   1200   1181       10%    1,200      120    1,080   1320        0        0
     1   6-Jul-03 5     1,742      600    1,142   1200   1142       10%    1,200      120    1,080   1320        0        0
     1   6-Jul-03 6     1,684      600    1,084   1100   1084       10%    1,100      110      990   1210        0        0
     1   6-Jul-03 7     1,651      600    1,051   1000   1000       10%    1,000      100      900   1100        0       51
     1   6-Jul-03 8     1,758      600    1,158   1100   1100       10%    1,100      110      990   1210        0       58
     1   6-Jul-03 9     1,965      600    1,365   1300   1300       10%    1,300      130    1,170   1430        0       65
     1   6-Jul-03 10    2,191      600    1,591   1600   1591       10%    1,600      160    1,440   1760        0        0
     1   6-Jul-03 11    2,382      600    1,782   1800   1782       10%    1,800      180    1,620   1980        0        0
     1   6-Jul-03 12    2,556      600    1,956   2000   1956       10%    2,000      200    1,800   2200        0        0
     1   6-Jul-03 13    2,678      600    2,078   2100   2078       10%    2,100      210    1,890   2310        0        0
     1   6-Jul-03 14    2,760      600    2,160   2200   2160       10%    2,200      220    1,980   2420        0        0
     1   6-Jul-03 15    2,797      600    2,197   2200   2197       10%    2,200      220    1,980   2420        0        0
     1   6-Jul-03 16    2,841      600    2,241   2300   2241       10%    2,300      230    2,070   2530        0        0
     1   6-Jul-03 17    2,887      600    2,287   2300   2287       10%    2,300      230    2,070   2530        0        0
     1   6-Jul-03 18    2,907      600    2,307   2300   2300       10%    2,300      230    2,070   2530        0        7
     1   6-Jul-03 19    2,857      600    2,257   2300   2257       10%    2,300      230    2,070   2530        0        0
     1   6-Jul-03 20    2,774      600    2,174   2300   2174       10%    2,300      230    2,070   2530        0        0
     1   6-Jul-03 21    2,769      600    2,169   2100   2100       10%    2,100      210    1,890   2310        0       69
     1   6-Jul-03 22    2,750      600    2,150   2150   2150       10%    2,150      215    1,935   2365        0        0
     1   6-Jul-03 23    2,559      600    1,959   2050   1959       10%    2,050      205    1,845   2255        0        0
     1   6-Jul-03 24    2,358      600    1,758   1800   1758       10%    1,800      180    1,620   1980        0        0
     2   7-Jul-03 1     2,202      600    1,602   1400   1400       10%    1,400      140    1,260   1540        0      140
     2   7-Jul-03 2     2,081      600    1,481   1300   1300       10%    1,300      130    1,170   1430        0      130
     2   7-Jul-03 3     2,077      600    1,477   1200   1200       10%    1,200      120    1,080   1320        0      120
     2   7-Jul-03 4     1,976      600    1,376   1150   1150       10%    1,150      115    1,035   1265        0      115
     2   7-Jul-03 5     1,961      600    1,361   1200   1200       10%    1,200      120    1,080   1320        0      120
     2   7-Jul-03 6     1,998      600    1,398   1200   1200       10%    1,200      120    1,080   1320        0      120
     2   7-Jul-03 7     2,104      900    1,204    950    950       10%      950       95      855   1045        0       95
     2   7-Jul-03 8     2,347      900    1,447   1100   1100       10%    1,100      110      990   1210        0      110
     2   7-Jul-03 9     2,576      900    1,676   1400   1400       10%    1,400      140    1,260   1540        0      140
     2   7-Jul-03 10    2,700      900    1,800   1700   1700       10%    1,700      170    1,530   1870        0      100
     2   7-Jul-03 11    2,865      900    1,965   1800   1800       10%    1,800      180    1,620   1980        0      165
     2   7-Jul-03 12    3,021      900    2,121   1900   1900       10%    1,900      190    1,710   2090        0      190
     2   7-Jul-03 13    3,139      900    2,239   2000   2000       10%    2,000      200    1,800   2200        0      200
     2   7-Jul-03 14    3,254      900    2,354   2100   2100       10%    2,100      210    1,890   2310        0      210
     2   7-Jul-03 15    3,316      900    2,416   2200   2200       10%    2,200      220    1,980   2420        0      216

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled  12(e)
                        heduled    Index     Surcharge     Energy   Energy              Overscheduling
                        Energy     or $30      Factor      Charges  Surcharges          Surcharge
     7   5-Jul-03 11        0   $    30.00    1.175        $  150   $ --                $        --
     7   5-Jul-03 12        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 13        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 14        0   $    30.00    1.175        $  750   $ --                $        --
     7   5-Jul-03 15        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 16        0   $    30.00    1.175        $1,380   $ --                $        --
     7   5-Jul-03 17        0   $    30.00    1.175        $2,190   $ --                $        --
     7   5-Jul-03 18        0   $    30.00    1.175        $1,620   $ --                $        --
     7   5-Jul-03 19        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 20        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 21        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 22        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 23        0   $    30.00    1.175        $ --     $ --                $        --
     7   5-Jul-03 24        0   $    30.00    1.175        $1,830   $ --                $        --
     1   6-Jul-03 1         0   $    30.00    1.175        $3,450   $ --                $        --
     1   6-Jul-03 2         0   $    30.00    1.175        $2,310   $ --                $        --
     1   6-Jul-03 3         0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 4         0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 5         0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 6         0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 7         0   $    30.00    1.175        $1,530   $ --                $        --
     1   6-Jul-03 8         0   $    30.00    1.175        $1,740   $ --                $        --
     1   6-Jul-03 9         0   $    30.00    1.175        $1,950   $ --                $        --
     1   6-Jul-03 10        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 11        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 12        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 13        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 14        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 15        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 16        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 17        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 18        0   $    30.00    1.175        $  210   $ --                $        --
     1   6-Jul-03 19        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 20        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 21        0   $    30.00    1.175        $2,070   $ --                $        --
     1   6-Jul-03 22        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 23        0   $    30.00    1.175        $ --     $ --                $        --
     1   6-Jul-03 24        0   $    30.00    1.175        $ --     $ --                $        --
     2   7-Jul-03 1        62   $    30.00    1.175        $4,200   $1,860              $        --
     2   7-Jul-03 2        51   $    30.00    1.175        $3,900   $1,530              $        --
     2   7-Jul-03 3       157   $    30.00    1.175        $3,600   $4,710              $        --
     2   7-Jul-03 4       111   $    30.00    1.175        $3,450   $3,330              $        --
     2   7-Jul-03 5        41   $    30.00    1.175        $3,600   $1,230              $        --
     2   7-Jul-03 6        78   $    30.00    1.175        $3,600   $2,340              $        --
     2   7-Jul-03 7       159   $    26.86    1.175        $2,850   $5,018              $        --
     2   7-Jul-03 8       237   $    25.82    1.175        $3,300   $7,190              $        --
     2   7-Jul-03 9       136   $    40.55    1.175        $4,200   $6,480              $        --
     2   7-Jul-03 10        0   $    59.19    1.175        $3,000   $ --                $        --
     2   7-Jul-03 11        0   $    65.33    1.175        $4,950   $ --                $        --
     2   7-Jul-03 12       31   $    91.21    1.175        $5,700   $3,322              $        --
     2   7-Jul-03 13       39   $   115.66    1.175        $6,000   $5,300              $        --
     2   7-Jul-03 14       44   $    59.78    1.175        $6,300   $3,091              $        --
     2   7-Jul-03 15        0   $    64.26    1.175        $6,480   $ --                $        --

                                                              Master Data

                                                                              Sched
                                                                              uled                Lower    Upper
                                  Quali                                       Energy      Band    Band     Band
                       Energy     fied       Deli    Sched            Band    less        width   width    width    Oversch  Supple
                      Portion of  Pur        vered   uled    Tier 1   width   Tier 2      Allow   Thres    Thres    eduled   mental
                      IP Load     chases     Energy  Energy  Energy   cent    Energy      ance    hold     hold     Energy   Energy
      2   7-Jul-03 16     3,345       900     2,445   2200   2200        10%     2,200       220     1,980   2420        0       220
      2   7-Jul-03 17     3,360       900     2,460   2200   2200        10%     2,200       220     1,980   2420        0       220
      2   7-Jul-03 18     3,362       900     2,462   2200   2200        10%     2,200       220     1,980   2420        0       220
      2   7-Jul-03 19     3,286       900     2,386   2000   2000        10%     2,000       200     1,800   2200        0       200
      2   7-Jul-03 20     3,145       900     2,245   2000   2000        10%     2,000       200     1,800   2200        0       200
      2   7-Jul-03 21     3,116       900     2,216   2000   2000        10%     2,000       200     1,800   2200        0       200
      2   7-Jul-03 22     3,068       900     2,168   1900   1900        10%     1,900       190     1,710   2090        0       190
      2   7-Jul-03 23     2,812       600     2,212   2000   2000        10%     2,000       200     1,800   2200        0       200
      2   7-Jul-03 24     2,552       600     1,952   1500   1500        10%     1,500       150     1,350   1650        0       150
      3   8-Jul-03 1      2,340       600     1,740   1800   1740        10%     1,800       180     1,620   1980        0         0
      3   8-Jul-03 2      2,243       600     1,643   1700   1643        10%     1,700       170     1,530   1870        0         0
      3   8-Jul-03 3      2,167       600     1,567   1500   1500        10%     1,500       150     1,350   1650        0        67
      3   8-Jul-03 4      2,108       600     1,508   1500   1500        10%     1,500       150     1,350   1650        0         8
      3   8-Jul-03 5      2,104       600     1,504   1500   1500        10%     1,500       150     1,350   1650        0         4
      3   8-Jul-03 6      2,133       600     1,533   1500   1500        10%     1,500       150     1,350   1650        0        33
      3   8-Jul-03 7      2,208       900     1,308   1200   1200        10%     1,200       120     1,080   1320        0       108
      3   8-Jul-03 8      2,448       900     1,548   1500   1500        10%     1,500       150     1,350   1650        0        48
      3   8-Jul-03 9      2,644       900     1,744   1800   1744        10%     1,800       180     1,620   1980        0         0
      3   8-Jul-03 10     2,822       900     1,922   2100   1922        10%     2,100       210     1,890   2310        0         0
      3   8-Jul-03 11     2,954       900     2,054   2300   2054        10%     2,300       230     2,070   2530       16         0
      3   8-Jul-03 12     3,060       900     2,160   2300   2160        10%     2,300       230     2,070   2530        0         0
      3   8-Jul-03 13     3,149       900     2,249   2300   2249        10%     2,300       230     2,070   2530        0         0
      3   8-Jul-03 14     3,231       900     2,331   2300   2300        10%     2,300       230     2,070   2530        0        31
      3   8-Jul-03 15     3,205       900     2,305   2300   2300        10%     2,300       230     2,070   2530        0         5
      3   8-Jul-03 16     3,182       900     2,282   2300   2282        10%     2,300       230     2,070   2530        0         0
      3   8-Jul-03 17     3,103       900     2,203   2300   2203        10%     2,300       230     2,070   2530        0         0
      3   8-Jul-03 18     2,976       900     2,076   2100   2076        10%     2,100       210     1,890   2310        0         0
      3   8-Jul-03 19     2,891       900     1,991   2000   1991        10%     2,000       200     1,800   2200        0         0
      3   8-Jul-03 20     2,768       900     1,868   1800   1800        10%     1,800       180     1,620   1980        0        68
      3   8-Jul-03 21     2,746       900     1,846   1800   1800        10%     1,800       180     1,620   1980        0        46
      3   8-Jul-03 22     2,733       900     1,833   1800   1800        10%     1,800       180     1,620   1980        0        33
      3   8-Jul-03 23     2,550       600     1,950   1900   1900        10%     1,900       190     1,710   2090        0        50
      3   8-Jul-03 24     2,331       600     1,731   1700   1700        10%     1,700       170     1,530   1870        0        31
      4   9-Jul-03 1      2,161       600     1,561   1500   1500        10%     1,500       150     1,350   1650        0        61
      4   9-Jul-03 2      2,054       600     1,454   1500   1454        10%     1,500       150     1,350   1650        0         0
      4   9-Jul-03 3      1,956       600     1,356   1300   1300        10%     1,300       130     1,170   1430        0        56
      4   9-Jul-03 4      1,885       600     1,285   1300   1285        10%     1,300       130     1,170   1430        0         0
      4   9-Jul-03 5      1,880       600     1,280   1300   1280        10%     1,300       130     1,170   1430        0         0
      4   9-Jul-03 6      1,904       600     1,304   1300   1300        10%     1,300       130     1,170   1430        0         4
      4   9-Jul-03 7      1,994       900     1,094   1000   1000        10%     1,000       100       900   1100        0        94
      4   9-Jul-03 8      2,191       900     1,291   1000   1000        10%     1,000       100       900   1100        0       100
      4   9-Jul-03 9      2,393       900     1,493   1300   1300        10%     1,300       130     1,170   1430        0       130
      4   9-Jul-03 10     2,561       900     1,661   1700   1661        10%     1,700       170     1,530   1870        0         0
      4   9-Jul-03 11     2,681       900     1,781   1900   1781        10%     1,900       190     1,710   2090        0         0
      4   9-Jul-03 12     2,808       900     1,908   2000   1908        10%     2,000       200     1,800   2200        0         0
      4   9-Jul-03 13     2,845       900     1,945   2000   1945        10%     2,000       200     1,800   2200        0         0
      4   9-Jul-03 14     2,880       900     1,980   2000   1980        10%     2,000       200     1,800   2200        0         0
      4   9-Jul-03 15     2,944       900     2,044   2000   2000        10%     2,000       200     1,800   2200        0        44
      4   9-Jul-03 16     3,034       900     2,134   2000   2000        10%     2,000       200     1,800   2200        0       134
      4   9-Jul-03 17     3,017       900     2,117   2000   2000        10%     2,000       200     1,800   2200        0       117
      4   9-Jul-03 18     2,995       900     2,095   2000   2000        10%     2,000       200     1,800   2200        0        95
      4   9-Jul-03 19     2,940       900     2,040   2000   2000        10%     2,000       200     1,800   2200        0        40
      4   9-Jul-03 20     2,833       900     1,933   2000   1933        10%     2,000       200     1,800   2200        0         0

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge     Energy   Energy                 Overscheduling
                        Energy     or $30      Factor      Charges  Surcharges             Surcharge
      2   7-Jul-03 16      25   $   51.47    1.175         $ 6,600   $ 1,512                    $  --
      2   7-Jul-03 17      40   $   35.57    1.175         $ 6,600   $ 1,672                    $  --
      2   7-Jul-03 18      42   $   26.49    1.175         $ 6,600   $ 1,307                    $  --
      2   7-Jul-03 19     186   $   20.94    1.175         $ 6,000   $ 4,576                    $  --
      2   7-Jul-03 20      45   $   36.85    1.175         $ 6,000   $ 1,948                    $  --
      2   7-Jul-03 21      16   $   39.44    1.175         $ 6,000   $   741                    $  --
      2   7-Jul-03 22      78   $   30.35    1.175         $ 5,700   $ 2,781                    $  --
      2   7-Jul-03 23      12   $   30.00    1.175         $ 6,000   $   360                    $  --
      2   7-Jul-03 24     302   $   30.00    1.175         $ 4,500   $ 9,060                    $  --
      3   8-Jul-03 1        0   $   30.00    1.175         $  --     $  --                      $  --
      3   8-Jul-03 2        0   $   30.00    1.175         $  --     $  --                      $  --
      3   8-Jul-03 3        0   $   30.00    1.175         $ 2,010   $  --                      $  --
      3   8-Jul-03 4        0   $   30.00    1.175         $   240   $  --                      $  --
      3   8-Jul-03 5        0   $   30.00    1.175         $   120   $  --                      $  --
      3   8-Jul-03 6        0   $   30.00    1.175         $   990   $  --                      $  --
      3   8-Jul-03 7        0   $   26.56    1.175         $ 3,240   $  --                      $  --
      3   8-Jul-03 8        0   $   42.30    1.175         $ 1,440   $  --                      $  --
      3   8-Jul-03 9        0   $   41.57    1.175         $  --     $  --                      $  --
      3   8-Jul-03 10       0   $   26.84    1.175         $  --     $  --                      $  --
      3   8-Jul-03 11       0   $   42.06    1.175         $  --     $  --                      $ 311
      3   8-Jul-03 12       0   $   50.27    1.175         $  --     $  --                      $  --
      3   8-Jul-03 13       0   $   70.02    1.175         $  --     $  --                      $  --
      3   8-Jul-03 14       0   $   63.60    1.175         $   930   $  --                      $  --
      3   8-Jul-03 15       0   $   42.74    1.175         $   150   $  --                      $  --
      3   8-Jul-03 16       0   $   68.36    1.175         $  --     $  --                      $  --
      3   8-Jul-03 17       0   $   90.01    1.175         $  --     $  --                      $  --
      3   8-Jul-03 18       0   $   48.90    1.175         $  --     $  --                      $  --
      3   8-Jul-03 19       0   $   45.68    1.175         $  --     $  --                      $  --
      3   8-Jul-03 20       0   $   72.09    1.175         $ 2,040   $  --                      $  --
      3   8-Jul-03 21       0   $   83.15    1.175         $ 1,380   $  --                      $  --
      3   8-Jul-03 22       0   $   40.25    1.175         $   990   $  --                      $  --
      3   8-Jul-03 23       0   $   30.00    1.175         $ 1,500   $  --                      $  --
      3   8-Jul-03 24       0   $   30.00    1.175         $   930   $  --                      $  --
      4   9-Jul-03 1        0   $   30.00    1.175         $ 1,830   $  --                      $  --
      4   9-Jul-03 2        0   $   30.00    1.175         $  --     $  --                      $  --
      4   9-Jul-03 3        0   $   30.00    1.175         $ 1,680   $  --                      $  --
      4   9-Jul-03 4        0   $   30.00    1.175         $  --     $  --                      $  --
      4   9-Jul-03 5        0   $   30.00    1.175         $  --     $  --                      $  --
      4   9-Jul-03 6        0   $   30.00    1.175         $   120   $  --                      $  --
      4   9-Jul-03 7        0   $   57.02    1.175         $ 2,820   $  --                      $  --
      4   9-Jul-03 8      191   $   44.71    1.175         $ 3,000   $10,033                    $  --
      4   9-Jul-03 9       63   $   47.82    1.175         $ 3,900   $ 3,540                    $  --
      4   9-Jul-03 10       0   $   59.22    1.175         $  --     $  --                      $  --
      4   9-Jul-03 11       0   $   60.00    1.175         $  --     $  --                      $  --
      4   9-Jul-03 12       0   $   51.10    1.175         $  --     $  --                      $  --
      4   9-Jul-03 13       0   $   65.34    1.175         $  --     $  --                      $  --
      4   9-Jul-03 14       0   $   66.25    1.175         $  --     $  --                      $  --
      4   9-Jul-03 15       0   $   44.96    1.175         $ 1,320   $  --                      $  --
      4   9-Jul-03 16       0   $   40.10    1.175         $ 4,020   $  --                      $  --
      4   9-Jul-03 17       0   $   36.00    1.175         $ 3,510   $  --                      $  --
      4   9-Jul-03 18       0   $   25.79    1.175         $ 2,850   $  --                      $  --
      4   9-Jul-03 19       0   $   21.22    1.175         $ 1,200   $  --                      $  --
      4   9-Jul-03 20       0   $   47.66    1.175         $  --     $  --                      $  --


                                                              Master Data

                                                                           Sched
                                                                           uled              Lower   Upper
                                  Quali                                    Energy    Band    Band    Band
                       Energy     fied    Deli    Sched            Band    less      width   width   width    Oversch  Supple
                      Portion of  Pur     vered   uled    Tier 1   width   Tier 2    Allow   Thres   Thres    eduled   mental
                      IP Load     chases  Energy  Energy  Energy   cent    Energy    ance    hold    hold     Energy   Energy
     4   9-Jul-03 21     2,755      900    1,855   1900   1855       10%    1,900       190    1,710   2090        0        0
     4   9-Jul-03 22     2,700      900    1,800   1800   1800       10%    1,800       180    1,620   1980        0        0
     4   9-Jul-03 23     2,506      600    1,906   2000   1906       10%    2,000       200    1,800   2200        0        0
     4   9-Jul-03 24     2,296      600    1,696   1700   1696       10%    1,700       170    1,530   1870        0        0
     5   10-Jul-03 1     2,158      600    1,558   1500   1500       10%    1,500       150    1,350   1650        0       58
     5   10-Jul-03 2     2,006      600    1,406   1500   1406       10%    1,500       150    1,350   1650        0        0
     5   10-Jul-03 3     1,907      600    1,307   1300   1300       10%    1,300       130    1,170   1430        0        7
     5   10-Jul-03 4     1,856      600    1,256   1300   1256       10%    1,300       130    1,170   1430        0        0
     5   10-Jul-03 5     1,823      600    1,223   1300   1223       10%    1,300       130    1,170   1430        0        0
     5   10-Jul-03 6     1,875      600    1,275   1300   1275       10%    1,300       130    1,170   1430        0        0
     5   10-Jul-03 7     1,952      900    1,052   1000   1000       10%    1,000       100      900   1100        0       52
     5   10-Jul-03 8     2,059      900    1,159   1000   1000       10%    1,000       100      900   1100        0      100
     5   10-Jul-03 9     2,201      900    1,301   1300   1300       10%    1,300       130    1,170   1430        0        1
     5   10-Jul-03 10    2,293      900    1,393   1700   1393       10%    1,700       170    1,530   1870      137        0
     5   10-Jul-03 11    2,387      900    1,487   1900   1487       10%    1,900       190    1,710   2090      223        0
     5   10-Jul-03 12    2,494      900    1,594   2000   1594       10%    2,000       200    1,800   2200      206        0
     5   10-Jul-03 13    2,562      900    1,662   2000   1662       10%    2,000       200    1,800   2200      138        0
     5   10-Jul-03 14    2,633      900    1,733   2000   1733       10%    2,000       200    1,800   2200       67        0
     5   10-Jul-03 15    2,685      900    1,785   2000   1785       10%    2,000       200    1,800   2200       15        0
     5   10-Jul-03 16    2,675      900    1,775   2000   1775       10%    2,000       200    1,800   2200       25        0
     5   10-Jul-03 17    2,662      900    1,762   2000   1762       10%    2,000       200    1,800   2200       38        0
     5   10-Jul-03 18    2,578      900    1,678   2000   1678       10%    2,000       200    1,800   2200      122        0
     5   10-Jul-03 19    2,486      900    1,586   2000   1586       10%    2,000       200    1,800   2200      214        0
     5   10-Jul-03 20    2,406      900    1,506   2000   1506       10%    2,000       200    1,800   2200      294        0
     5   10-Jul-03 21    2,370      900    1,470   1900   1470       10%    1,900       190    1,710   2090      240        0
     5   10-Jul-03 22    2,324      900    1,424   1800   1424       10%    1,800       180    1,620   1980      196        0
     5   10-Jul-03 23    2,188      600    1,588   2000   1588       10%    2,000       200    1,800   2200      212        0
     5   10-Jul-03 24    1,968      600    1,368   1700   1368       10%    1,700       170    1,530   1870      162        0
     6   11-Jul-03 1     1,814      600    1,214   1200   1200       10%    1,200       120    1,080   1320        0       14
     6   11-Jul-03 2     1,733      600    1,133   1100   1100       10%    1,100       110      990   1210        0       33
     6   11-Jul-03 3     1,663      600    1,063   1000   1000       10%    1,000       100      900   1100        0       63
     6   11-Jul-03 4     1,624      600    1,024   1000   1000       10%    1,000       100      900   1100        0       24
     6   11-Jul-03 5     1,646      600    1,046   1000   1000       10%    1,000       100      900   1100        0       46
     6   11-Jul-03 6     1,651      600    1,051   1000   1000       10%    1,000       100      900   1100        0       51
     6   11-Jul-03 7     1,712      900      812    900    812       10%      900        90      810    990        0        0
     6   11-Jul-03 8     1,898      900      998   1000    998       10%    1,000       100      900   1100        0        0
     6   11-Jul-03 9     2,062      900    1,162   1200   1162       10%    1,200       120    1,080   1320        0        0
     6   11-Jul-03 10    2,187      900    1,287   1200   1200       10%    1,200       120    1,080   1320        0       87
     6   11-Jul-03 11    2,259      900    1,359   1400   1359       10%    1,400       140    1,260   1540        0        0
     6   11-Jul-03 12    2,314      900    1,414   1400   1400       10%    1,400       140    1,260   1540        0       14
     6   11-Jul-03 13    2,409      900    1,509   1600   1509       10%    1,600       160    1,440   1760        0        0
     6   11-Jul-03 14    2,483      900    1,583   1600   1583       10%    1,600       160    1,440   1760        0        0
     6   11-Jul-03 15    2,516      900    1,616   1600   1600       10%    1,600       160    1,440   1760        0       16
     6   11-Jul-03 16    2,571      900    1,671   1600   1600       10%    1,600       160    1,440   1760        0       71
     6   11-Jul-03 17    2,580      900    1,680   1600   1600       10%    1,600       160    1,440   1760        0       80
     6   11-Jul-03 18    2,574      900    1,674   1600   1600       10%    1,600       160    1,440   1760        0       74
     6   11-Jul-03 19    2,499      900    1,599   1600   1599       10%    1,600       160    1,440   1760        0        0
     6   11-Jul-03 20    2,388      900    1,488   1600   1488       10%    1,600       160    1,440   1760        0        0
     6   11-Jul-03 21    2,335      900    1,435   1400   1400       10%    1,400       140    1,260   1540        0       35
     6   11-Jul-03 22    2,293      900    1,393   1200   1200       10%    1,200       120    1,080   1320        0      120
     6   11-Jul-03 23    2,146      600    1,546   1400   1400       10%    1,400       140    1,260   1540        0      140
     6   11-Jul-03 24    1,946      600    1,346   1300   1300       10%    1,300       130    1,170   1430        0       46
     7   12-Jul-03 1     1,814      600    1,214   1300   1214       10%    1,300       130    1,170   1430        0        0

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled  12(e)
                        heduled    Index     Surcharge     Energy   Energy              Overscheduling
                        Energy     or $30      Factor      Charges  Surcharges          Surcharge
     4   9-Jul-03 21       0   $   42.31      1.175        $ --     $ --                        $ --
     4   9-Jul-03 22       0   $   30.50      1.175        $ --     $ --                        $ --
     4   9-Jul-03 23       0   $   30.00      1.175        $ --     $ --                        $ --
     4   9-Jul-03 24       0   $   30.00      1.175        $ --     $ --                        $ --
     5   10-Jul-03 1       0   $   30.00      1.175        $1,740   $ --                        $ --
     5   10-Jul-03 2       0   $   30.00      1.175        $ --     $ --                        $ --
     5   10-Jul-03 3       0   $   30.00      1.175        $  210   $ --                        $ --
     5   10-Jul-03 4       0   $   30.00      1.175        $ --     $ --                        $ --
     5   10-Jul-03 5       0   $   30.00      1.175        $ --     $ --                        $ --
     5   10-Jul-03 6       0   $   30.00      1.175        $ --     $ --                        $ --
     5   10-Jul-03 7       0   $   46.17      1.175        $1,560   $ --                        $ --
     5   10-Jul-03 8      59   $   40.87      1.175        $3,000   $2,833                      $ --
     5   10-Jul-03 9       0   $   42.78      1.175        $   30   $ --                        $ --
     5   10-Jul-03 10      0   $   48.01      1.175        $ --     $ --                        $3,619
     5   10-Jul-03 11      0   $   37.69      1.175        $ --     $ --                        $3,185
     5   10-Jul-03 12      0   $   30.92      1.175        $ --     $ --                        $1,304
     5   10-Jul-03 13      0   $   34.24      1.175        $ --     $ --                        $1,412
     5   10-Jul-03 14      0   $   30.46      1.175        $ --     $ --                        $  388
     5   10-Jul-03 15      0   $   41.13      1.175        $ --     $ --                        $  275
     5   10-Jul-03 16      0   $   29.14      1.175        $ --     $ --                        $  106
     5   10-Jul-03 17      0   $   30.45      1.175        $ --     $ --                        $  220
     5   10-Jul-03 18      0   $   27.94      1.175        $ --     $ --                        $  345
     5   10-Jul-03 19      0   $   26.74      1.175        $ --     $ --                        $  304
     5   10-Jul-03 20      0   $   40.49      1.175        $ --     $ --                        $5,167
     5   10-Jul-03 21      0   $   38.00      1.175        $ --     $ --                        $3,517
     5   10-Jul-03 22      0   $   22.17      1.175        $ --     $ --                        $ --
     5   10-Jul-03 23      0   $   30.00      1.175        $ --     $ --                        $ --
     5   10-Jul-03 24      0   $   30.00      1.175        $ --     $ --                        $ --
     6   11-Jul-03 1       0   $   30.00      1.175        $  420   $ --                        $ --
     6   11-Jul-03 2       0   $   30.00      1.175        $  990   $ --                        $ --
     6   11-Jul-03 3       0   $   30.00      1.175        $1,890   $ --                        $ --
     6   11-Jul-03 4       0   $   30.00      1.175        $  720   $ --                        $ --
     6   11-Jul-03 5       0   $   30.00      1.175        $1,380   $ --                        $ --
     6   11-Jul-03 6       0   $   30.00      1.175        $1,530   $ --                        $ --
     6   11-Jul-03 7       0   $   17.69      1.175        $ --     $ --                        $ --
     6   11-Jul-03 8       0   $   22.77      1.175        $ --     $ --                        $ --
     6   11-Jul-03 9       0   $   25.89      1.175        $ --     $ --                        $ --
     6   11-Jul-03 10      0   $   39.18      1.175        $2,610   $ --                        $ --
     6   11-Jul-03 11      0   $   29.34      1.175        $ --     $ --                        $ --
     6   11-Jul-03 12      0   $   21.08      1.175        $  420   $ --                        $ --
     6   11-Jul-03 13      0   $   30.34      1.175        $ --     $ --                        $ --
     6   11-Jul-03 14      0   $   38.71      1.175        $ --     $ --                        $ --
     6   11-Jul-03 15      0   $   38.57      1.175        $  480   $ --                        $ --
     6   11-Jul-03 16      0   $   37.02      1.175        $2,130   $ --                        $ --
     6   11-Jul-03 17      0   $   34.43      1.175        $2,400   $ --                        $ --
     6   11-Jul-03 18      0   $   25.66      1.175        $2,220   $ --                        $ --
     6   11-Jul-03 19      0   $   20.57      1.175        $ --     $ --                        $ --
     6   11-Jul-03 20      0   $   26.00      1.175        $ --     $ --                        $ --
     6   11-Jul-03 21      0   $   28.97      1.175        $1,050   $ --                        $ --
     6   11-Jul-03 22     73   $   16.59      1.175        $3,600   $1,423                      $ --
     6   11-Jul-03 23      6   $   30.00      1.175        $4,200   $  180                      $ --
     6   11-Jul-03 24      0   $   30.00      1.175        $1,380   $ --                        $ --
     7   12-Jul-03 1       0   $   30.00      1.175        $ --     $ --                        $ --


                                                              Master Data

                                                                           Sched
                                                                           uled              Lower   Upper
                                  Quali                                    Energy    Band    Band    Band
                       Energy     fied    Deli    Sched            Band    less      width   width   width    Oversch  Supple
                      Portion of  Pur     vered   uled    Tier 1   width   Tier 2    Allow   Thres   Thres    eduled   mental
                      IP Load     chases  Energy  Energy  Energy   cent    Energy    ance    hold    hold     Energy   Energy
     7   12-Jul-03 2     1,727      600    1,127   1100   1100       10%    1,100      110      990   1210        0       27
     7   12-Jul-03 3     1,641      600    1,041   1000   1000       10%    1,000      100      900   1100        0       41
     7   12-Jul-03 4     1,596      600      996   1000    996       10%    1,000      100      900   1100        0        0
     7   12-Jul-03 5     1,555      600      955   1000    955       10%    1,000      100      900   1100        0        0
     7   12-Jul-03 6     1,558      600      958   1000    958       10%    1,000      100      900   1100        0        0
     7   12-Jul-03 7     1,545      600      945   1000    945       10%    1,000      100      900   1100        0        0
     7   12-Jul-03 8     1,677      600    1,077   1000   1000       10%    1,000      100      900   1100        0       77
     7   12-Jul-03 9     1,835      600    1,235   1100   1100       10%    1,100      110      990   1210        0      110
     7   12-Jul-03 10    2,003      600    1,403   1400   1400       10%    1,400      140    1,260   1540        0        3
     7   12-Jul-03 11    2,185      600    1,585   1600   1585       10%    1,600      160    1,440   1760        0        0
     7   12-Jul-03 12    2,277      600    1,677   1700   1677       10%    1,700      170    1,530   1870        0        0
     7   12-Jul-03 13    2,353      600    1,753   1700   1700       10%    1,700      170    1,530   1870        0       53
     7   12-Jul-03 14    2,401      600    1,801   1800   1800       10%    1,800      180    1,620   1980        0        1
     7   12-Jul-03 15    2,390      600    1,790   1800   1790       10%    1,800      180    1,620   1980        0        0
     7   12-Jul-03 16    2,386      600    1,786   1800   1786       10%    1,800      180    1,620   1980        0        0
     7   12-Jul-03 17    2,397      600    1,797   1800   1797       10%    1,800      180    1,620   1980        0        0
     7   12-Jul-03 18    2,372      600    1,772   1800   1772       10%    1,800      180    1,620   1980        0        0
     7   12-Jul-03 19    2,331      600    1,731   1800   1731       10%    1,800      180    1,620   1980        0        0
     7   12-Jul-03 20    2,218      600    1,618   1800   1618       10%    1,800      180    1,620   1980        2        0
     7   12-Jul-03 21    2,145      600    1,545   1500   1500       10%    1,500      150    1,350   1650        0       45
     7   12-Jul-03 22    2,114      600    1,514   1500   1500       10%    1,500      150    1,350   1650        0       14
     7   12-Jul-03 23    1,991      600    1,391   1300   1300       10%    1,300      130    1,170   1430        0       91
     7   12-Jul-03 24    1,808      600    1,208   1300   1208       10%    1,300      130    1,170   1430        0        0
     1   13-Jul-03 1     1,669      600    1,069   1300   1069       10%    1,300      130    1,170   1430      101        0
     1   13-Jul-03 2     1,576      600      976   1100    976       10%    1,100      110      990   1210       14        0
     1   13-Jul-03 3     1,507      600      907   1000    907       10%    1,000      100      900   1100        0        0
     1   13-Jul-03 4     1,466      600      866   1000    866       10%    1,000      100      900   1100       34        0
     1   13-Jul-03 5     1,412      600      812   1000    812       10%    1,000      100      900   1100       88        0
     1   13-Jul-03 6     1,373      600      773   1000    773       10%    1,000      100      900   1100      127        0
     1   13-Jul-03 7     1,356      600      756   1000    756       10%    1,000      100      900   1100      144        0
     1   13-Jul-03 8     1,472      600      872   1000    872       10%    1,000      100      900   1100       28        0
     1   13-Jul-03 9     1,627      600    1,027   1100   1027       10%    1,100      110      990   1210        0        0
     1   13-Jul-03 10    1,789      600    1,189   1400   1189       10%    1,400      140    1,260   1540       71        0
     1   13-Jul-03 11    1,931      600    1,331   1600   1331       10%    1,600      160    1,440   1760      109        0
     1   13-Jul-03 12    2,054      600    1,454   1700   1454       10%    1,700      170    1,530   1870       76        0
     1   13-Jul-03 13    2,161      600    1,561   1700   1561       10%    1,700      170    1,530   1870        0        0
     1   13-Jul-03 14    2,258      600    1,658   1800   1658       10%    1,800      180    1,620   1980        0        0
     1   13-Jul-03 15    2,294      600    1,694   1800   1694       10%    1,800      180    1,620   1980        0        0
     1   13-Jul-03 16    2,371      600    1,771   1800   1771       10%    1,800      180    1,620   1980        0        0
     1   13-Jul-03 17    2,410      600    1,810   1800   1800       10%    1,800      180    1,620   1980        0       10
     1   13-Jul-03 18    2,404      600    1,804   1800   1800       10%    1,800      180    1,620   1980        0        4
     1   13-Jul-03 19    2,371      600    1,771   1800   1771       10%    1,800      180    1,620   1980        0        0
     1   13-Jul-03 20    2,293      600    1,693   1800   1693       10%    1,800      180    1,620   1980        0        0
     1   13-Jul-03 21    2,233      600    1,633   1500   1500       10%    1,500      150    1,350   1650        0      133
     1   13-Jul-03 22    2,224      600    1,624   1500   1500       10%    1,500      150    1,350   1650        0      124
     1   13-Jul-03 23    2,048      600    1,448   1300   1300       10%    1,300      130    1,170   1430        0      130
     1   13-Jul-03 24    1,858      600    1,258   1300   1258       10%    1,300      130    1,170   1430        0        0
     2   14-Jul-03 1     1,742      600    1,142   1300   1142       10%    1,300      130    1,170   1430       28        0
     2   14-Jul-03 2     1,661      600    1,061   1100   1061       10%    1,100      110      990   1210        0        0
     2   14-Jul-03 3     1,600      600    1,000   1000   1000       10%    1,000      100      900   1100        0        0
     2   14-Jul-03 4     1,560      600      960   1000    960       10%    1,000      100      900   1100        0        0
     2   14-Jul-03 5     1,557      600      957   1000    957       10%    1,000      100      900   1100        0        0
     2   14-Jul-03 6     1,592      600      992   1000    992       10%    1,000      100      900   1100        0        0

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled  12(e)
                        heduled    Index     Surcharge     Energy   Energy              Overscheduling
                        Energy     or $30      Factor      Charges  Surcharges          Surcharge
     7   12-Jul-03 2       0   $   30.00    1.175        $  810   $ --                  $        --
     7   12-Jul-03 3       0   $   30.00    1.175        $1,230   $ --                  $        --
     7   12-Jul-03 4       0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 5       0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 6       0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 7       0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 8       0   $   30.00    1.175        $2,310   $ --                  $        --
     7   12-Jul-03 9      25   $   30.00    1.175        $3,300   $  750                $        --
     7   12-Jul-03 10      0   $   30.00    1.175        $   90   $ --                  $        --
     7   12-Jul-03 11      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 12      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 13      0   $   30.00    1.175        $1,590   $ --                  $        --
     7   12-Jul-03 14      0   $   30.00    1.175        $   30   $ --                  $        --
     7   12-Jul-03 15      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 16      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 17      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 18      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 19      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 20      0   $   30.00    1.175        $ --     $ --                  $        --
     7   12-Jul-03 21      0   $   30.00    1.175        $1,350   $ --                  $        --
     7   12-Jul-03 22      0   $   30.00    1.175        $  420   $ --                  $        --
     7   12-Jul-03 23      0   $   30.00    1.175        $2,730   $ --                  $        --
     7   12-Jul-03 24      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 1       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 2       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 3       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 4       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 5       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 6       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 7       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 8       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 9       0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 10      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 11      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 12      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 13      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 14      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 15      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 16      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 17      0   $   30.00    1.175        $  300   $ --                  $        --
     1   13-Jul-03 18      0   $   30.00    1.175        $  120   $ --                  $        --
     1   13-Jul-03 19      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 20      0   $   30.00    1.175        $ --     $ --                  $        --
     1   13-Jul-03 21      0   $   30.00    1.175        $3,990   $ --                  $        --
     1   13-Jul-03 22      0   $   30.00    1.175        $3,720   $ --                  $        --
     1   13-Jul-03 23     18   $   30.00    1.175        $3,900   $  540                $        --
     1   13-Jul-03 24      0   $   30.00    1.175        $ --     $ --                  $        --
     2   14-Jul-03 1       0   $   30.00    1.175        $ --     $ --                  $        --
     2   14-Jul-03 2       0   $   30.00    1.175        $ --     $ --                  $        --
     2   14-Jul-03 3       0   $   30.00    1.175        $ --     $ --                  $        --
     2   14-Jul-03 4       0   $   30.00    1.175        $ --     $ --                  $        --
     2   14-Jul-03 5       0   $   30.00    1.175        $ --     $ --                  $        --
     2   14-Jul-03 6       0   $   30.00    1.175        $ --     $ --                  $        --


                                                              Master Data

                                                                               Sched
                                                                               uled               Lower      Upper
                                    Quali                                      Energy      Band    Band      Band
                         Energy     fied     Deli    Sched             Band    less        width   width     width   Oversch  Supple
                        Portion of  Pur      vered   uled    Tier 1    width   Tier 2      Allow   Thres     Thres   eduled   mental
                        IP Load     chases   Energy  Energy  Energy    cent    Energy      ance    hold      hold    Energy   Energy
      2   14-Jul-03 7      1,683       900       783    700    700        10%       700        70       630    770       0        70
      2   14-Jul-03 8      1,898       900       998    700    700        10%       700        70       630    770       0        70
      2   14-Jul-03 9      2,108       900     1,208   1200   1200        10%     1,200       120     1,080   1320       0         8
      2   14-Jul-03 10     2,216       900     1,316   1300   1300        10%     1,300       130     1,170   1430       0        16
      2   14-Jul-03 11     2,410       900     1,510   1500   1500        10%     1,500       150     1,350   1650       0        10
      2   14-Jul-03 12     2,523       900     1,623   1600   1600        10%     1,600       160     1,440   1760       0        23
      2   14-Jul-03 13     2,637       900     1,737   1800   1737        10%     1,800       180     1,620   1980       0         0
      2   14-Jul-03 14     2,752       900     1,852   1900   1852        10%     1,900       190     1,710   2090       0         0
      2   14-Jul-03 15     2,817       900     1,917   1900   1900        10%     1,900       190     1,710   2090       0        17
      2   14-Jul-03 16     2,864       900     1,964   1900   1900        10%     1,900       190     1,710   2090       0        64
      2   14-Jul-03 17     2,831       900     1,931   1900   1900        10%     1,900       190     1,710   2090       0        31
      2   14-Jul-03 18     2,937       900     2,037   1900   1900        10%     1,900       190     1,710   2090       0       137
      2   14-Jul-03 19     2,813       900     1,913   1900   1900        10%     1,900       190     1,710   2090       0        13
      2   14-Jul-03 20     2,699       900     1,799   1900   1799        10%     1,900       190     1,710   2090       0         0
      2   14-Jul-03 21     2,650       900     1,750   1700   1700        10%     1,700       170     1,530   1870       0        50
      2   14-Jul-03 22     2,626       900     1,726   1600   1600        10%     1,600       160     1,440   1760       0       126
      2   14-Jul-03 23     2,421       600     1,821   1800   1800        10%     1,800       180     1,620   1980       0        21
      2   14-Jul-03 24     2,211       600     1,611   1600   1600        10%     1,600       160     1,440   1760       0        11
      3   15-Jul-03 1      2,065       600     1,465   1300   1300        10%     1,300       130     1,170   1430       0       130
      3   15-Jul-03 2      1,980       600     1,380   1100   1100        10%     1,100       110       990   1210       0       110
      3   15-Jul-03 3      1,898       600     1,298   1000   1000        10%     1,000       100       900   1100       0       100
      3   15-Jul-03 4      1,883       600     1,283   1000   1000        10%     1,000       100       900   1100       0       100
      3   15-Jul-03 5      1,867       600     1,267   1000   1000        10%     1,000       100       900   1100       0       100
      3   15-Jul-03 6      1,970       600     1,370   1000   1000        10%     1,000       100       900   1100       0       100
      3   15-Jul-03 7      2,056       900     1,156    700    700        10%       700        70       630    770       0        70
      3   15-Jul-03 8      2,256       900     1,356    700    700        10%       700        70       630    770       0        70
      3   15-Jul-03 9      2,397       900     1,497   1200   1200        10%     1,200       120     1,080   1320       0       120
      3   15-Jul-03 10     2,532       900     1,632   1300   1300        10%     1,300       130     1,170   1430       0       130
      3   15-Jul-03 11     2,682       900     1,782   1500   1500        10%     1,500       150     1,350   1650       0       150
      3   15-Jul-03 12     2,772       900     1,872   1600   1600        10%     1,600       160     1,440   1760       0       160
      3   15-Jul-03 13     2,884       900     1,984   1800   1800        10%     1,800       180     1,620   1980       0       180
      3   15-Jul-03 14     2,971       900     2,071   1900   1900        10%     1,900       190     1,710   2090       0       171
      3   15-Jul-03 15     2,977       900     2,077   1900   1900        10%     1,900       190     1,710   2090       0       177
      3   15-Jul-03 16     3,027       900     2,127   1900   1900        10%     1,900       190     1,710   2090       0       190
      3   15-Jul-03 17     3,074       900     2,174   1900   1900        10%     1,900       190     1,710   2090       0       190
      3   15-Jul-03 18     3,056       900     2,156   1900   1900        10%     1,900       190     1,710   2090       0       190
      3   15-Jul-03 19     2,994       900     2,094   1900   1900        10%     1,900       190     1,710   2090       0       190
      3   15-Jul-03 20     2,855       900     1,955   1900   1900        10%     1,900       190     1,710   2090       0        55
      3   15-Jul-03 21     2,769       900     1,869   1700   1700        10%     1,700       170     1,530   1870       0       169
      3   15-Jul-03 22     2,718       900     1,818   1600   1600        10%     1,600       160     1,440   1760       0       160
      3   15-Jul-03 23     2,437       600     1,837   1800   1800        10%     1,800       180     1,620   1980       0        37
      3   15-Jul-03 24     2,193       600     1,593   1600   1593        10%     1,600       160     1,440   1760       0         0
      4   16-Jul-03 1      2,028       600     1,428   1300   1300        10%     1,300       130     1,170   1430       0       128
      4   16-Jul-03 2      1,933       600     1,333   1100   1100        10%     1,100       110       990   1210       0       110
      4   16-Jul-03 3      1,790       600     1,190   1000   1000        10%     1,000       100       900   1100       0       100
      4   16-Jul-03 4      1,731       600     1,131   1000   1000        10%     1,000       100       900   1100       0       100
      4   16-Jul-03 5      1,717       600     1,117   1000   1000        10%     1,000       100       900   1100       0       100
      4   16-Jul-03 6      1,759       600     1,159   1000   1000        10%     1,000       100       900   1100       0       100
      4   16-Jul-03 7      1,794       900       894    700    700        10%       700        70       630    770       0        70
      4   16-Jul-03 8      2,044       900     1,144    700    700        10%       700        70       630    770       0        70
      4   16-Jul-03 9      2,235       900     1,335   1200   1200        10%     1,200       120     1,080   1320       0       120
      4   16-Jul-03 10     2,348       900     1,448   1300   1300        10%     1,300       130     1,170   1430       0       130
      4   16-Jul-03 11     2,517       900     1,617   1500   1500        10%     1,500       150     1,350   1650       0       117

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled  12(e)
                        heduled    Index     Surcharge     Energy   Energy              Overscheduling
                        Energy     or $30      Factor      Charges  Surcharges          Surcharge
      2   4-Jul-03 7       13   $   23.92    1.175       $ 2,100   $   365              $  --
      2   4-Jul-03 8      228   $   20.22    1.175       $ 2,100   $ 5,418              $  --
      2   4-Jul-03 9        0   $   28.17    1.175       $   240   $  --                $  --
      2   4-Jul-03 10       0   $   35.69    1.175       $   480   $  --                $  --
      2   4-Jul-03 11       0   $   42.13    1.175       $   300   $  --                $  --
      2   4-Jul-03 12       0   $   45.18    1.175       $   690   $  --                $  --
      2   4-Jul-03 13       0   $   49.69    1.175       $  --     $  --                $  --
      2   4-Jul-03 14       0   $   44.64    1.175       $  --     $  --                $  --
      2   4-Jul-03 15       0   $   52.99    1.175       $   510   $  --                $  --
      2   4-Jul-03 16       0   $   50.82    1.175       $ 1,920   $  --                $  --
      2   4-Jul-03 17       0   $   48.62    1.175       $   930   $  --                $  --
      2   4-Jul-03 18       0   $   37.65    1.175       $ 4,110   $  --                $  --
      2   4-Jul-03 19       0   $   21.76    1.175       $   390   $  --                $  --
      2   4-Jul-03 20       0   $   36.34    1.175       $  --     $  --                $  --
      2   4-Jul-03 21       0   $   49.54    1.175       $ 1,500   $  --                $  --
      2   4-Jul-03 22       0   $   26.39    1.175       $ 3,780   $  --                $  --
      2   4-Jul-03 23       0   $   30.00    1.175       $   630   $  --                $  --
      2   4-Jul-03 24       0   $   30.00    1.175       $   330   $  --                $  --
      3   5-Jul-03 1       35   $   30.00    1.175       $ 3,900   $ 1,050              $  --
      3   5-Jul-03 2      170   $   30.00    1.175       $ 3,300   $ 5,100              $  --
      3   5-Jul-03 3      198   $   30.00    1.175       $ 3,000   $ 5,940              $  --
      3   5-Jul-03 4      183   $   30.00    1.175       $ 3,000   $ 5,490              $  --
      3   5-Jul-03 5      167   $   30.00    1.175       $ 3,000   $ 5,010              $  --
      3   5-Jul-03 6      270   $   30.00    1.175       $ 3,000   $ 8,100              $  --
      3   5-Jul-03 7      386   $   17.58    1.175       $ 2,100   $ 7,972              $  --
      3   5-Jul-03 8      586   $   25.92    1.175       $ 2,100   $17,847              $  --
      3   5-Jul-03 9      177   $   31.94    1.175       $ 3,600   $ 6,644              $  --
      3   5-Jul-03 10     202   $   36.64    1.175       $ 3,900   $ 8,697              $  --
      3   5-Jul-03 11     132   $   40.51    1.175       $ 4,500   $ 6,284              $  --
      3   5-Jul-03 12     112   $   49.00    1.175       $ 4,800   $ 6,448              $  --
      3   5-Jul-03 13       4   $   51.73    1.175       $ 5,400   $   243              $  --
      3   5-Jul-03 14       0   $   60.02    1.175       $ 5,130   $  --                $  --
      3   5-Jul-03 15       0   $   51.86    1.175       $ 5,310   $  --                $  --
      3   5-Jul-03 16      37   $   45.65    1.175       $ 5,700   $ 1,985              $  --
      3   5-Jul-03 17      84   $   53.63    1.175       $ 5,700   $ 5,294              $  --
      3   5-Jul-03 18      66   $   44.94    1.175       $ 5,700   $ 3,485              $  --
      3   5-Jul-03 19       4   $   21.42    1.175       $ 5,700   $   101              $  --
      3   5-Jul-03 20       0   $   36.26    1.175       $ 1,650   $  --                $  --
      3   5-Jul-03 21       0   $   56.86    1.175       $ 5,070   $  --                $  --
      3   5-Jul-03 22      58   $   25.27    1.175       $ 4,800   $ 1,722              $  --
      3   5-Jul-03 23       0   $   30.00    1.175       $ 1,110   $  --                $  --
      3   15-Jul-03 24      0   $   30.00    1.175       $  --     $  --                $  --
      4   16-Jul-03 1       0   $   30.00    1.175       $ 3,840   $  --                $  --
      4   16-Jul-03 2     123   $   30.00    1.175       $ 3,300   $ 3,690              $  --
      4   16-Jul-03 3      90   $   30.00    1.175       $ 3,000   $ 2,700              $  --
      4   16-Jul-03 4      31   $   30.00    1.175       $ 3,000   $   930              $  --
      4   16-Jul-03 5      17   $   30.00    1.175       $ 3,000   $   510              $  --
      4   16-Jul-03 6      59   $   30.00    1.175       $ 3,000   $ 1,770              $  --
      4   16-Jul-03 7     124   $   22.32    1.175       $ 2,100   $ 3,252              $  --
      4   16-Jul-03 8     374   $   37.29    1.175       $ 2,100   $16,389              $  --
      4   16-Jul-03 9      15   $   38.67    1.175       $ 3,600   $   682              $  --
      4   16-Jul-03 10     18   $   31.77    1.175       $ 3,900   $   672              $  --
      4   16-Jul-03 11      0   $   35.81    1.175       $ 3,510   $  --                $  --

                                                              Master Data

                                                                               Sched
                                                                               uled               Lower      Upper
                                    Quali                                      Energy      Band    Band      Band
                         Energy     fied     Deli    Sched             Band    less        width   width     width   Oversch  Supple
                        Portion of  Pur      vered   uled    Tier 1    width   Tier 2      Allow   Thres     Thres   eduled   mental
                        IP Load     chases   Energy  Energy  Energy    cent    Energy      ance    hold      hold    Energy   Energy
      4   16-Jul-03 12     2,638       900     1,738   1600   1600        10%     1,600       160     1,440   1760         0     138
      4   16-Jul-03 13     2,732       900     1,832   1800   1800        10%     1,800       180     1,620   1980         0      32
      4   16-Jul-03 14     2,844       900     1,944   1900   1900        10%     1,900       190     1,710   2090         0      44
      4   16-Jul-03 15     2,871       900     1,971   1900   1900        10%     1,900       190     1,710   2090         0      71
      4   16-Jul-03 16     2,939       900     2,039   1900   1900        10%     1,900       190     1,710   2090         0     139
      4   16-Jul-03 17     2,974       900     2,074   1900   1900        10%     1,900       190     1,710   2090         0     174
      4   16-Jul-03 18     2,974       900     2,074   1900   1900        10%     1,900       190     1,710   2090         0     174
      4   16-Jul-03 19     2,909       900     2,009   1900   1900        10%     1,900       190     1,710   2090         0     109
      4   16-Jul-03 20     2,743       900     1,843   1900   1843        10%     1,900       190     1,710   2090         0       0
      4   16-Jul-03 21     2,722       900     1,822   1700   1700        10%     1,700       170     1,530   1870         0     122
      4   16-Jul-03 22     2,646       900     1,746   1600   1600        10%     1,600       160     1,440   1760         0     146
      4   16-Jul-03 23     2,449       600     1,849   1800   1800        10%     1,800       180     1,620   1980         0      49
      4   16-Jul-03 24     2,214       600     1,614   1600   1600        10%     1,600       160     1,440   1760         0      14
      5   17-Jul-03 1      2,056       600     1,456   1400   1400        10%     1,400       140     1,260   1540         0      56
      5   17-Jul-03 2      1,936       600     1,336   1300   1300        10%     1,300       130     1,170   1430         0      36
      5   17-Jul-03 3      1,851       600     1,251   1200   1200        10%     1,200       120     1,080   1320         0      51
      5   17-Jul-03 4      1,799       600     1,199   1150   1150        10%     1,150       115     1,035   1265         0      49
      5   17-Jul-03 5      1,784       600     1,184   1200   1184        10%     1,200       120     1,080   1320         0       0
      5   17-Jul-03 6      1,823       600     1,223   1200   1200        10%     1,200       120     1,080   1320         0      23
      5   17-Jul-03 7      1,880       900       980    950    950        10%       950        95       855   1045         0      30
      5   17-Jul-03 8      2,096       900     1,196   1100   1100        10%     1,100       110       990   1210         0      96
      5   17-Jul-03 9      2,298       900     1,398   1400   1398        10%     1,400       140     1,260   1540         0       0
      5   17-Jul-03 10     2,450       900     1,550   1700   1550        10%     1,700       170     1,530   1870         0       0
      5   17-Jul-03 11     2,647       900     1,747   1800   1747        10%     1,800       180     1,620   1980         0       0
      5   17-Jul-03 12     2,790       900     1,890   1900   1890        10%     1,900       190     1,710   2090         0       0
      5   17-Jul-03 13     2,866       900     1,966   2000   1966        10%     2,000       200     1,800   2200         0       0
      5   17-Jul-03 14     2,986       900     2,086   2100   2086        10%     2,100       210     1,890   2310         0       0
      5   17-Jul-03 15     3,040       900     2,140   2200   2140        10%     2,200       220     1,980   2420         0       0
      5   17-Jul-03 16     3,111       900     2,211   2200   2200        10%     2,200       220     1,980   2420         0      11
      5   17-Jul-03 17     3,196       900     2,296   2200   2200        10%     2,200       220     1,980   2420         0      96
      5   17-Jul-03 18     3,209       900     2,309   2200   2200        10%     2,200       220     1,980   2420         0     109
      5   17-Jul-03 19     3,129       900     2,229   2000   2000        10%     2,000       200     1,800   2200         0     200
      5   17-Jul-03 20     3,026       900     2,126   2000   2000        10%     2,000       200     1,800   2200         0     126
      5   17-Jul-03 21     2,931       900     2,031   2000   2000        10%     2,000       200     1,800   2200         0      31
      5   17-Jul-03 22     2,932       900     2,032   1900   1900        10%     1,900       190     1,710   2090         0     132
      5   17-Jul-03 23     2,682       600     2,082   2000   2000        10%     2,000       200     1,800   2200         0      82
      5   17-Jul-03 24     2,417       600     1,817   1500   1500        10%     1,500       150     1,350   1650         0     150
      6   18-Jul-03 1      2,278       600     1,678   1200   1200        10%     1,200       120     1,080   1320         0     120
      6   18-Jul-03 2      2,133       600     1,533   1100   1100        10%     1,100       110       990   1210         0     110
      6   18-Jul-03 3      2,022       600     1,422   1000   1000        10%     1,000       100       900   1100         0     100
      6   18-Jul-03 4      1,972       600     1,372   1000   1000        10%     1,000       100       900   1100         0     100
      6   18-Jul-03 5      1,931       600     1,331   1000   1000        10%     1,000       100       900   1100         0     100
      6   18-Jul-03 6      1,987       600     1,387   1000   1000        10%     1,000       100       900   1100         0     100
      6   18-Jul-03 7      2,079       900     1,179    900    900        10%       900        90       810    990         0      90
      6   18-Jul-03 8      2,184       900     1,284   1000   1000        10%     1,000       100       900   1100         0     100
      6   18-Jul-03 9      2,270       900     1,370   1200   1200        10%     1,200       120     1,080   1320         0     120
      6   18-Jul-03 10     2,312       900     1,412   1200   1200        10%     1,200       120     1,080   1320         0     120
      6   18-Jul-03 11     2,328       900     1,428   1400   1400        10%     1,400       140     1,260   1540         0      28
      6   18-Jul-03 12     2,355       900     1,455   1400   1400        10%     1,400       140     1,260   1540         0      55
      6   18-Jul-03 13     2,329       900     1,429   1600   1429        10%     1,600       160     1,440   1760        11       0
      6   18-Jul-03 14     2,339       900     1,439   1600   1439        10%     1,600       160     1,440   1760         1       0
      6   18-Jul-03 15     2,434       900     1,534   1600   1534        10%     1,600       160     1,440   1760         0       0
      6   18-Jul-03 16     2,403       900     1,503   1600   1503        10%     1,600       160     1,440   1760         0       0

                                   Shaped
                                   Daily                   12 (c )           12(d)(ii)
                        Undersc    On-Peak                 Supplemental Underscheduled   12(e)
                        heduled    Index     Surcharge     Energy   Energy               Overscheduling
                        Energy     or $30      Factor      Charges  Surcharges           Surcharge
      4   16-Jul-03 12      0   $   39.83    1.175       $   4,140  $        --     $        --
      4   16-Jul-03 13      0   $   48.49    1.175       $     960  $        --     $        --
      4   16-Jul-03 14      0   $   50.76    1.175       $   1,320  $        --     $        --
      4   16-Jul-03 15      0   $   51.16    1.175       $   2,130  $        --     $        --
      4   16-Jul-03 16      0   $   35.22    1.175       $   4,170  $        --     $        --
      4   16-Jul-03 17      0   $   40.99    1.175       $   5,220  $        --     $        --
      4   16-Jul-03 18      0   $   38.22    1.175       $   5,220  $        --     $        --
      4   16-Jul-03 19      0   $   40.16    1.175       $   3,270  $        --     $        --
      4   16-Jul-03 20      0   $   44.86    1.175       $    --    $        --     $        --
      4   16-Jul-03 21      0   $   46.49    1.175       $   3,660  $        --     $        --
      4   16-Jul-03 22      0   $   21.63    1.175       $   4,380  $        --     $        --
      4   16-Jul-03 23      0   $   30.00    1.175       $   1,470  $        --     $        --
      4   16-Jul-03 24      0   $   30.00    1.175       $     420  $        --     $        --
      5   17-Jul-03 1       0   $   30.00    1.175       $   1,680  $        --     $        --
      5   17-Jul-03 2       0   $   30.00    1.175       $   1,080  $        --     $        --
      5   17-Jul-03 3       0   $   30.00    1.175       $   1,530  $        --     $        --
      5   17-Jul-03 4       0   $   30.00    1.175       $   1,470  $        --     $        --
      5   17-Jul-03 5       0   $   30.00    1.175       $    --    $        --     $        --
      5   17-Jul-03 6       0   $   30.00    1.175       $     690  $        --     $        --
      5   17-Jul-03 7       0   $   16.62    1.175       $     900  $        --     $        --
      5   17-Jul-03 8       0   $   17.38    1.175       $   2,880  $        --     $        --
      5   17-Jul-03 9       0   $   24.56    1.175       $    --    $        --     $        --
      5   17-Jul-03 10      0   $   32.62    1.175       $    --    $        --     $        --
      5   17-Jul-03 11      0   $   36.91    1.175       $    --    $        --     $        --
      5   17-Jul-03 12      0   $   44.72    1.175       $    --    $        --     $        --
      5   17-Jul-03 13      0   $   39.08    1.175       $    --    $        --     $        --
      5   17-Jul-03 14      0   $   42.11    1.175       $    --    $        --     $        --
      5   17-Jul-03 15      0   $   47.11    1.175       $    --    $        --     $        --
      5   17-Jul-03 16      0   $   52.86    1.175       $     330  $        --     $        --
      5   17-Jul-03 17      0   $   43.77    1.175       $   2,880  $        --     $        --
      5   17-Jul-03 18      0   $   34.05    1.175       $   3,270  $        --     $        --
      5   17-Jul-03 19     29   $   26.54    1.175       $   6,000  $         904   $        --
      5   17-Jul-03 20      0   $   27.18    1.175       $   3,780  $        --     $        --
      5   17-Jul-03 21      0   $   30.03    1.175       $     930  $        --     $        --
      5   17-Jul-03 22      0   $   20.31    1.175       $   3,960  $        --     $        --
      5   17-Jul-03 23      0   $   30.00    1.175       $   2,460  $        --     $        --
      5   17-Jul-03 24    167   $   30.00    1.175       $   4,500  $       5,010   $        --
      6   18-Jul-03 1     358   $   30.00    1.175       $   3,600  $      10,740   $        --
      6   18-Jul-03 2     323   $   30.00    1.175       $   3,300  $       9,690   $        --
      6   18-Jul-03 3     322   $   30.00    1.175       $   3,000  $       9,660   $        --
      6   18-Jul-03 4     272   $   30.00    1.175       $   3,000  $       8,160   $        --
      6   18-Jul-03 5     231   $   30.00    1.175       $   3,000  $       6,930   $        --
      6   18-Jul-03 6     287   $   30.00    1.175       $   3,000  $       8,610   $        --
      6   18-Jul-03 7     189   $   19.78    1.175       $   2,700  $       4,394   $        --
      6   18-Jul-03 8     184   $   40.37    1.175       $   3,000  $       8,728   $        --
      6   18-Jul-03 9      50   $   33.82    1.175       $   3,600  $       1,987   $        --
      6   18-Jul-03 10     92   $   31.55    1.175       $   3,600  $       3,411   $        --
      6   18-Jul-03 11      0   $   36.84    1.175       $     840  $        --     $        --
      6   18-Jul-03 12      0   $   27.92    1.175       $   1,650  $        --     $        --
      6   18-Jul-03 13      0   $   25.02    1.175       $    --    $        --     $        --
      6   18-Jul-03 14      0   $   32.05    1.175       $    --    $        --     $         8
      6   18-Jul-03 15      0   $   26.26    1.175       $    --    $        --     $        --
      6   18-Jul-03 16      0   $   23.32    1.175       $    --    $        --     $        --


                                                              Master Data

                                                                            Sched
                                                                            uled              Lower   Upper
                                  Quali                                     Energy    Band    Band    Band
                       Energy     fied    Deli    Sched             Band    less      width   width   width   Oversch  Supple
                      Portion of  Pur     vered   uled    Tier 1    width   Tier 2    Allow   Thres   Thres   eduled   mental
                      IP Load     chases  Energy  Energy  Energy    cent    Energy    ance    hold    hold    Energy   Energy
     6   18-Jul-03 17    2,407      900    1,507   1600   1507       10%    1,600      160    1,440   1760        0        0
     6   18-Jul-03 18    2,370      900    1,470   1600   1470       10%    1,600      160    1,440   1760        0        0
     6   18-Jul-03 19    2,302      900    1,402   1600   1402       10%    1,600      160    1,440   1760       38        0
     6   18-Jul-03 20    2,233      900    1,333   1600   1333       10%    1,600      160    1,440   1760      107        0
     6   18-Jul-03 21    2,257      900    1,357   1400   1357       10%    1,400      140    1,260   1540        0        0
     6   18-Jul-03 22    2,257      900    1,357   1200   1200       10%    1,200      120    1,080   1320        0      120
     6   18-Jul-03 23    2,111      600    1,511   1400   1400       10%    1,400      140    1,260   1540        0      111
     6   18-Jul-03 24    1,916      600    1,316   1300   1300       10%    1,300      130    1,170   1430        0       16
     7   19-Jul-03 1     1,774      600    1,174   1300   1174       10%    1,300      130    1,170   1430        0        0
     7   19-Jul-03 2     1,666      600    1,066   1100   1066       10%    1,100      110      990   1210        0        0
     7   19-Jul-03 3     1,608      600    1,008   1000   1000       10%    1,000      100      900   1100        0        8
     7   19-Jul-03 4     1,601      600    1,001   1000   1000       10%    1,000      100      900   1100        0        1
     7   19-Jul-03 5     1,582      600      982   1000    982       10%    1,000      100      900   1100        0        0
     7   19-Jul-03 6     1,570      600      970   1000    970       10%    1,000      100      900   1100        0        0
     7   19-Jul-03 7     1,536      600      936   1000    936       10%    1,000      100      900   1100        0        0
     7   19-Jul-03 8     1,639      600    1,039   1000   1000       10%    1,000      100      900   1100        0       39
     7   19-Jul-03 9     1,781      600    1,181   1100   1100       10%    1,100      110      990   1210        0       81
     7   19-Jul-03 10    1,895      600    1,295   1400   1295       10%    1,400      140    1,260   1540        0        0
     7   19-Jul-03 11    2,061      600    1,461   1600   1461       10%    1,600      160    1,440   1760        0        0
     7   19-Jul-03 12    2,158      600    1,558   1700   1558       10%    1,700      170    1,530   1870        0        0
     7   19-Jul-03 13    2,224      600    1,624   1700   1624       10%    1,700      170    1,530   1870        0        0
     7   19-Jul-03 14    2,315      600    1,715   1800   1715       10%    1,800      180    1,620   1980        0        0
     7   19-Jul-03 15    2,385      600    1,785   1800   1785       10%    1,800      180    1,620   1980        0        0
     7   19-Jul-03 16    2,468      600    1,868   1800   1800       10%    1,800      180    1,620   1980        0       68
     7   19-Jul-03 17    2,539      600    1,939   1800   1800       10%    1,800      180    1,620   1980        0      139
     7   19-Jul-03 18    2,583      600    1,983   1800   1800       10%    1,800      180    1,620   1980        0      180
     7   19-Jul-03 19    2,533      600    1,933   1800   1800       10%    1,800      180    1,620   1980        0      133
     7   19-Jul-03 20    2,451      600    1,851   1800   1800       10%    1,800      180    1,620   1980        0       51
     7   19-Jul-03 21    2,404      600    1,804   1500   1500       10%    1,500      150    1,350   1650        0      150
     7   19-Jul-03 22    2,376      600    1,776   1500   1500       10%    1,500      150    1,350   1650        0      150
     7   19-Jul-03 23    2,190      600    1,590   1300   1300       10%    1,300      130    1,170   1430        0      130
     7   19-Jul-03 24    1,997      600    1,397   1300   1300       10%    1,300      130    1,170   1430        0       97
     1   20-Jul-03 1     1,876      600    1,276   1300   1276       10%    1,300      130    1,170   1430        0        0
     1   20-Jul-03 2     1,745      600    1,145   1100   1100       10%    1,100      110      990   1210        0       45
     1   20-Jul-03 3     1,687      600    1,087   1100   1087       10%    1,100      110      990   1210        0        0
     1   20-Jul-03 4     1,634      600    1,034   1000   1000       10%    1,000      100      900   1100        0       34
     1   20-Jul-03 5     1,614      600    1,014   1000   1000       10%    1,000      100      900   1100        0       14
     1   20-Jul-03 6     1,569      600      969   1000    969       10%    1,000      100      900   1100        0        0
     1   20-Jul-03 7     1,528      600      928   1000    928       10%    1,000      100      900   1100        0        0
     1   20-Jul-03 8     1,635      600    1,035   1000   1000       10%    1,000      100      900   1100        0       35
     1   20-Jul-03 9     1,844      600    1,244   1000   1000       10%    1,000      100      900   1100        0      100
     1   20-Jul-03 10    2,079      600    1,479   1500   1479       10%    1,500      150    1,350   1650        0        0
     1   20-Jul-03 11    2,261      600    1,661   1600   1600       10%    1,600      160    1,440   1760        0       61
     1   20-Jul-03 12    2,470      600    1,870   1800   1800       10%    1,800      180    1,620   1980        0       70
     1   20-Jul-03 13    2,587      600    1,987   1900   1900       10%    1,900      190    1,710   2090        0       87
     1   20-Jul-03 14    2,661      600    2,061   2100   2061       10%    2,100      210    1,890   2310        0        0
     1   20-Jul-03 15    2,757      600    2,157   2200   2157       10%    2,200      220    1,980   2420        0        0
     1   20-Jul-03 16    2,830      600    2,230   2200   2200       10%    2,200      220    1,980   2420        0       30
     1   20-Jul-03 17    2,882      600    2,282   2200   2200       10%    2,200      220    1,980   2420        0       82
     1   20-Jul-03 18    2,882      600    2,282   2200   2200       10%    2,200      220    1,980   2420        0       82
     1   20-Jul-03 19    2,854      600    2,254   2200   2200       10%    2,200      220    1,980   2420        0       54
     1   20-Jul-03 20    2,761      600    2,161   2200   2161       10%    2,200      220    1,980   2420        0        0
     1   20-Jul-03 21    2,759      600    2,159   2200   2159       10%    2,200      220    1,980   2420        0        0

                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled             12(e)
                        heduled    Index     Surcharge  Energy   Energy                         Overscheduling
                        Energy     or $30      Factor   Charges  Surcharges                     Surcharge
     6   18-Jul-03 17       0   $   23.30    1.175       $ --     $ --                          $ --
     6   18-Jul-03 18       0   $   24.09    1.175       $ --     $ --                          $ --
     6   18-Jul-03 19       0   $   24.16    1.175       $ --     $ --                          $ --
     6   18-Jul-03 20       0   $   31.51    1.175       $ --     $ --                          $  752
     6   18-Jul-03 21       0   $   21.06    1.175       $ --     $ --                          $ --
     6   18-Jul-03 22      37   $   18.02    1.175       $3,600   $  784                        $ --
     6   18-Jul-03 23       0   $   30.00    1.175       $3,330   $ --                          $ --
     6   18-Jul-03 24       0   $   30.00    1.175       $  480   $ --                          $ --
     7   19-Jul-03 1        0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 2        0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 3        0   $   30.00    1.175       $  240   $ --                          $ --
     7   19-Jul-03 4        0   $   30.00    1.175       $   30   $ --                          $ --
     7   19-Jul-03 5        0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 6        0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 7        0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 8        0   $   30.00    1.175       $1,170   $ --                          $ --
     7   19-Jul-03 9        0   $   30.00    1.175       $2,430   $ --                          $ --
     7   19-Jul-03 10       0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 11       0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 12       0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 13       0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 14       0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 15       0   $   30.00    1.175       $ --     $ --                          $ --
     7   19-Jul-03 16       0   $   30.00    1.175       $2,040   $ --                          $ --
     7   19-Jul-03 17       0   $   30.00    1.175       $4,170   $ --                          $ --
     7   19-Jul-03 18       3   $   30.00    1.175       $5,400   $   90                        $ --
     7   19-Jul-03 19       0   $   30.00    1.175       $3,990   $ --                          $ --
     7   19-Jul-03 20       0   $   30.00    1.175       $1,530   $ --                          $ --
     7   19-Jul-03 21     154   $   30.00    1.175       $4,500   $4,620                        $ --
     7   19-Jul-03 22     126   $   30.00    1.175       $4,500   $3,780                        $ --
     7   19-Jul-03 23     160   $   30.00    1.175       $3,900   $4,800                        $ --
     7   19-Jul-03 24       0   $   30.00    1.175       $2,910   $ --                          $ --
     1   20-Jul-03 1        0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 2        0   $   30.00    1.175       $1,350   $ --                          $ --
     1   20-Jul-03 3        0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 4        0   $   30.00    1.175       $1,020   $ --                          $ --
     1   20-Jul-03 5        0   $   30.00    1.175       $  420   $ --                          $ --
     1   20-Jul-03 6        0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 7        0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 8        0   $   30.00    1.175       $1,050   $ --                          $ --
     1   20-Jul-03 9      144   $   30.00    1.175       $3,000   $4,320                        $ --
     1   20-Jul-03 10       0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 11       0   $   30.00    1.175       $1,830   $ --                          $ --
     1   20-Jul-03 12       0   $   30.00    1.175       $2,100   $ --                          $ --
     1   20-Jul-03 13       0   $   30.00    1.175       $2,610   $ --                          $ --
     1   20-Jul-03 14       0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 15       0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 16       0   $   30.00    1.175       $  900   $ --                          $ --
     1   20-Jul-03 17       0   $   30.00    1.175       $2,460   $ --                          $ --
     1   20-Jul-03 18       0   $   30.00    1.175       $2,460   $ --                          $ --
     1   20-Jul-03 19       0   $   30.00    1.175       $1,620   $ --                          $ --
     1   20-Jul-03 20       0   $   30.00    1.175       $ --     $ --                          $ --
     1   20-Jul-03 21       0   $   30.00    1.175       $ --     $ --                          $ --


                                                              Master Data

                                                                                 Sched
                                                                                 uled               Lower   Upper
                                     Quali                                       Energy     Band    Band    Band
                        Energy       fied     Deli    Sched              Band    less       width   width   width   Oversch  Supple
                       Portion of    Pur      vered   uled    Tier 1     width   Tier 2     Allow   Thres   Thres   eduled   mental
                       IP Load       chases   Energy  Energy  Energy     cent    Energy     ance    hold    hold    Energy   Energy
      1   20-Jul-03 22     2,735       600     2,135   2000   2000        10%     2,000       200     1,800   2200         0     135
      1   20-Jul-03 23     2,550       600     1,950   1900   1900        10%     1,900       190     1,710   2090         0      50
      1   20-Jul-03 24     2,372       600     1,772   1800   1772        10%     1,800       180     1,620   1980         0       0
      2   21-Jul-03 1      2,239       600     1,639   1800   1639        10%     1,800       180     1,620   1980         0       0
      2   21-Jul-03 2      2,110       600     1,510   1700   1510        10%     1,700       170     1,530   1870        20       0
      2   21-Jul-03 3      2,006       600     1,406   1500   1406        10%     1,500       150     1,350   1650         0       0
      2   21-Jul-03 4      1,920       600     1,320   1500   1320        10%     1,500       150     1,350   1650        30       0
      2   21-Jul-03 5      1,887       600     1,287   1500   1287        10%     1,500       150     1,350   1650        63       0
      2   21-Jul-03 6      1,940       600     1,340   1500   1340        10%     1,500       150     1,350   1650        10       0
      2   21-Jul-03 7      1,993       900     1,093   1200   1093        10%     1,200       120     1,080   1320         0       0
      2   21-Jul-03 8      2,203       900     1,303   1400   1303        10%     1,400       140     1,260   1540         0       0
      2   21-Jul-03 9      2,408       900     1,508   1600   1508        10%     1,600       160     1,440   1760         0       0
      2   21-Jul-03 10     2,557       900     1,657   2200   1657        10%     2,200       220     1,980   2420       323       0
      2   21-Jul-03 11     2,694       900     1,794   2200   1794        10%     2,200       220     1,980   2420       186       0
      2   21-Jul-03 12     2,806       900     1,906   2200   1906        10%     2,200       220     1,980   2420        74       0
      2   21-Jul-03 13     2,912       900     2,012   2200   2012        10%     2,200       220     1,980   2420         0       0
      2   21-Jul-03 14     2,979       900     2,079   2200   2079        10%     2,200       220     1,980   2420         0       0
      2   21-Jul-03 15     3,001       900     2,101   2200   2101        10%     2,200       220     1,980   2420         0       0
      2   21-Jul-03 16     2,991       900     2,091   2200   2091        10%     2,200       220     1,980   2420         0       0
      2   21-Jul-03 17     2,999       900     2,099   2200   2099        10%     2,200       220     1,980   2420         0       0
      2   21-Jul-03 18     2,941       900     2,041   2100   2041        10%     2,100       210     1,890   2310         0       0
      2   21-Jul-03 19     2,809       900     1,909   2000   1909        10%     2,000       200     1,800   2200         0       0
      2   21-Jul-03 20     2,634       900     1,734   1800   1734        10%     1,800       180     1,620   1980         0       0
      2   21-Jul-03 21     2,581       900     1,681   1800   1681        10%     1,800       180     1,620   1980         0       0
      2   21-Jul-03 22     2,504       900     1,604   1800   1604        10%     1,800       180     1,620   1980        16       0
      2   21-Jul-03 23     2,305       600     1,705   1900   1705        10%     1,900       190     1,710   2090         5       0
      2   21-Jul-03 24     2,065       600     1,465   1700   1465        10%     1,700       170     1,530   1870        65       0
      3   22-Jul-03 1      1,937       600     1,337   1300   1300        10%     1,300       130     1,170   1430         0      37
      3   22-Jul-03 2      1,863       600     1,263   1100   1100        10%     1,100       110       990   1210         0     110
      3   22-Jul-03 3      1,776       600     1,176   1000   1000        10%     1,000       100       900   1100         0     100
      3   22-Jul-03 4      1,720       600     1,120   1000   1000        10%     1,000       100       900   1100         0     100
      3   22-Jul-03 5      1,707       600     1,107   1000   1000        10%     1,000       100       900   1100         0     100
      3   22-Jul-03 6      1,769       600     1,169   1000   1000        10%     1,000       100       900   1100         0     100
      3   22-Jul-03 7      1,813       900       913    700    700        10%       700        70       630    770         0      70
      3   22-Jul-03 8      1,961       900     1,061    700    700        10%       700        70       630    770         0      70
      3   22-Jul-03 9      2,109       900     1,209   1200   1200        10%     1,200       120     1,080   1320         0       9
      3   22-Jul-03 10     2,233       900     1,333   1300   1300        10%     1,300       130     1,170   1430         0      33
      3   22-Jul-03 11     2,291       900     1,391   1500   1391        10%     1,500       150     1,350   1650         0       0
      3   22-Jul-03 12     2,373       900     1,473   1600   1473        10%     1,600       160     1,440   1760         0       0
      3   22-Jul-03 13     2,421       900     1,521   1700   1521        10%     1,700       170     1,530   1870         9       0
      3   22-Jul-03 14     2,476       900     1,576   1800   1576        10%     1,800       180     1,620   1980        44       0
      3   22-Jul-03 15     2,482       900     1,582   1800   1582        10%     1,800       180     1,620   1980        38       0
      3   22-Jul-03 16     2,461       900     1,561   1800   1561        10%     1,800       180     1,620   1980        59       0
      3   22-Jul-03 17     2,446       900     1,546   1800   1546        10%     1,800       180     1,620   1980        74       0
      3   22-Jul-03 18     2,393       900     1,493   1800   1493        10%     1,800       180     1,620   1980       127       0
      3   22-Jul-03 19     2,321       900     1,421   1800   1421        10%     1,800       180     1,620   1980       199       0
      3   22-Jul-03 20     2,233       900     1,333   1800   1333        10%     1,800       180     1,620   1980       287       0
      3   22-Jul-03 21     2,226       900     1,326   1600   1326        10%     1,600       160     1,440   1760       114       0
      3   22-Jul-03 22     2,207       900     1,307   1600   1307        10%     1,600       160     1,440   1760       133       0
      3   22-Jul-03 23     2,053       600     1,453   1800   1453        10%     1,800       180     1,620   1980       167       0
      3   22-Jul-03 24     1,859       600     1,259   1600   1259        10%     1,600       160     1,440   1760       181       0
      4   23-Jul-03 1      1,768       600     1,168   1400   1168        10%     1,400       140     1,260   1540        92       0
      4   23-Jul-03 2      1,691       600     1,091   1100   1091        10%     1,100       110       990   1210         0       0

                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge  Energy   Energy                 Overscheduling
                        Energy     or $30      Factor   Charges  Surcharges             Surcharge
      1   20-Jul-03 22       0   $   30.00    1.175      $ 4,050   $  --                $  --
      1   20-Jul-03 23       0   $   30.00    1.175      $ 1,500   $  --                $  --
      1   20-Jul-03 24       0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 1        0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 2        0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 3        0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 4        0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 5        0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 6        0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 7        0   $   27.19    1.175      $  --     $  --                $  --
      2   21-Jul-03 8        0   $   42.90    1.175      $  --     $  --                $  --
      2   21-Jul-03 9        0   $   43.60    1.175      $  --     $  --                $  --
      2   21-Jul-03 10       0   $   53.04    1.175      $  --     $  --                $10,439
      2   21-Jul-03 11       0   $   57.19    1.175      $  --     $  --                $ 6,920
      2   21-Jul-03 12       0   $   71.62    1.175      $  --     $  --                $ 4,007
      2   21-Jul-03 13       0   $   86.07    1.175      $  --     $  --                $  --
      2   21-Jul-03 14       0   $   70.14    1.175      $  --     $  --                $  --
      2   21-Jul-03 15       0   $   90.81    1.175      $  --     $  --                $  --
      2   21-Jul-03 16       0   $   80.87    1.175      $  --     $  --                $  --
      2   21-Jul-03 17       0   $   82.22    1.175      $  --     $  --                $  --
      2   21-Jul-03 18       0   $   57.83    1.175      $  --     $  --                $  --
      2   21-Jul-03 19       0   $   40.06    1.175      $  --     $  --                $  --
      2   21-Jul-03 20       0   $   47.10    1.175      $  --     $  --                $  --
      2   21-Jul-03 21       0   $   54.68    1.175      $  --     $  --                $  --
      2   21-Jul-03 22       0   $   38.85    1.175      $  --     $  --                $   250
      2   21-Jul-03 23       0   $   30.00    1.175      $  --     $  --                $  --
      2   21-Jul-03 24       0   $   30.00    1.175      $  --     $  --                $  --
      3   22-Jul-03 1        0   $   30.00    1.175      $ 1,110   $  --                $  --
      3   22-Jul-03 2       53   $   30.00    1.175      $ 3,300   $ 1,590              $  --
      3   22-Jul-03 3       76   $   30.00    1.175      $ 3,000   $ 2,280              $  --
      3   22-Jul-03 4       20   $   30.00    1.175      $ 3,000   $   600              $  --
      3   22-Jul-03 5        7   $   30.00    1.175      $ 3,000   $   210              $  --
      3   22-Jul-03 6       69   $   30.00    1.175      $ 3,000   $ 2,070              $  --
      3   22-Jul-03 7      143   $   44.98    1.175      $ 2,100   $ 7,557              $  --
      3   22-Jul-03 8      291   $   40.50    1.175      $ 2,100   $13,848              $  --
      3   22-Jul-03 9        0   $   49.55    1.175      $   270   $  --                $  --
      3   22-Jul-03 10       0   $   50.18    1.175      $   990   $  --                $  --
      3   22-Jul-03 11       0   $   49.84    1.175      $  --     $  --                $  --
      3   22-Jul-03 12       0   $   44.91    1.175      $  --     $  --                $  --
      3   22-Jul-03 13       0   $   59.65    1.175      $  --     $  --                $   361
      3   22-Jul-03 14       0   $   72.83    1.175      $  --     $  --                $ 2,445
      3   22-Jul-03 15       0   $   58.78    1.175      $  --     $  --                $ 1,484
      3   22-Jul-03 16       0   $   64.16    1.175      $  --     $  --                $ 2,678
      3   22-Jul-03 17       0   $   57.02    1.175      $  --     $  --                $ 2,738
      3   22-Jul-03 18       0   $   39.71    1.175      $  --     $  --                $ 2,115
      3   22-Jul-03 19       0   $   37.51    1.175      $  --     $  --                $ 2,800
      3   22-Jul-03 20       0   $   45.23    1.175      $  --     $  --                $ 6,644
      3   22-Jul-03 21       0   $   43.16    1.175      $  --     $  --                $ 2,362
      3   22-Jul-03 22       0   $   25.72    1.175      $  --     $  --                $    29
      3   22-Jul-03 23       0   $   30.00    1.175      $  --     $  --                $  --
      3   22-Jul-03 24       0   $   30.00    1.175      $  --     $  --                $  --
      4   23-Jul-03 1        0   $   30.00    1.175      $  --     $  --                $  --
      4   23-Jul-03 2        0   $   30.00    1.175      $  --     $  --                $  --

                                                              Master Data

                                                                           Sched
                                                                           uled               Lower   Upper
                                  Quali                                    Energy     Band    Band    Band
                     Energy       fied     Deli    Sched           Band    less       width   width   width   Oversch  Supple
                    Portion of    Pur      vered   uled    Tier 1  width   Tier 2     Allow   Thres   Thres   eduled   mental
                    IP Load       chases   Energy  Energy  Energy  cent    Energy     ance    hold    hold    Energy   Energy
     4   23-Jul-03 3     1,637      600    1,037   1100   1037       10%    1,100      110      990   1210        0        0
     4   23-Jul-03 4     1,608      600    1,008   1100   1008       10%    1,100      110      990   1210        0        0
     4   23-Jul-03 5     1,608      600    1,008   1100   1008       10%    1,100      110      990   1210        0        0
     4   23-Jul-03 6     1,682      600    1,082   1100   1082       10%    1,100      110      990   1210        0        0
     4   23-Jul-03 7     1,705      900      805    800    800       10%      800       80      720    880        0        5
     4   23-Jul-03 8     1,875      900      975    900    900       10%      900       90      810    990        0       75
     4   23-Jul-03 9     2,007      900    1,107   1100   1100       10%    1,100      110      990   1210        0        7
     4   23-Jul-03 10    2,088      900    1,188   1200   1188       10%    1,200      120    1,080   1320        0        0
     4   23-Jul-03 11    2,200      900    1,300   1300   1300       10%    1,300      130    1,170   1430        0        0
     4   23-Jul-03 12    2,267      900    1,367   1400   1367       10%    1,400      140    1,260   1540        0        0
     4   23-Jul-03 13    2,322      900    1,422   1500   1422       10%    1,500      150    1,350   1650        0        0
     4   23-Jul-03 14    2,379      900    1,479   1500   1479       10%    1,500      150    1,350   1650        0        0
     4   23-Jul-03 15    2,386      900    1,486   1500   1486       10%    1,500      150    1,350   1650        0        0
     4   23-Jul-03 16    2,418      900    1,518   1500   1500       10%    1,500      150    1,350   1650        0       18
     4   23-Jul-03 17    2,455      900    1,555   1500   1500       10%    1,500      150    1,350   1650        0       55
     4   23-Jul-03 18    2,434      900    1,534   1500   1500       10%    1,500      150    1,350   1650        0       34
     4   23-Jul-03 19    2,388      900    1,488   1500   1488       10%    1,500      150    1,350   1650        0        0
     4   23-Jul-03 20    2,276      900    1,376   1500   1376       10%    1,500      150    1,350   1650        0        0
     4   23-Jul-03 21    2,247      900    1,347   1300   1300       10%    1,300      130    1,170   1430        0       47
     4   23-Jul-03 22    2,231      900    1,331   1300   1300       10%    1,300      130    1,170   1430        0       31
     4   23-Jul-03 23    2,075      600    1,475   1300   1300       10%    1,300      130    1,170   1430        0      130
     4   23-Jul-03 24    1,872      600    1,272   1300   1272       10%    1,300      130    1,170   1430        0        0
     5   24-Jul-03 1     1,746      600    1,146   1200   1146       10%    1,200      120    1,080   1320        0        0
     5   24-Jul-03 2     1,652      600    1,052   1100   1052       10%    1,100      110      990   1210        0        0
     5   24-Jul-03 3     1,588      600      988   1100    988       10%    1,100      110      990   1210        2        0
     5   24-Jul-03 4     1,580      600      980   1100    980       10%    1,100      110      990   1210       10        0
     5   24-Jul-03 5     1,566      600      966   1100    966       10%    1,100      110      990   1210       24        0
     5   24-Jul-03 6     1,623      600    1,023   1100   1023       10%    1,100      110      990   1210        0        0
     5   24-Jul-03 7     1,655      900      755    800    755       10%      800       80      720    880        0        0
     5   24-Jul-03 8     1,824      900      924    900    900       10%      900       90      810    990        0       24
     5   24-Jul-03 9     1,986      900    1,086   1100   1086       10%    1,100      110      990   1210        0        0
     5   24-Jul-03 10    2,099      900    1,199   1200   1199       10%    1,200      120    1,080   1320        0        0
     5   24-Jul-03 11    2,205      900    1,305   1300   1300       10%    1,300      130    1,170   1430        0        5
     5   24-Jul-03 12    2,269      900    1,369   1400   1369       10%    1,400      140    1,260   1540        0        0
     5   24-Jul-03 13    2,344      900    1,444   1500   1444       10%    1,500      150    1,350   1650        0        0
     5   24-Jul-03 14    2,415      900    1,515   1500   1500       10%    1,500      150    1,350   1650        0       15
     5   24-Jul-03 15    2,437      900    1,537   1500   1500       10%    1,500      150    1,350   1650        0       37
     5   24-Jul-03 16    2,471      900    1,571   1500   1500       10%    1,500      150    1,350   1650        0       71
     5   24-Jul-03 17    2,490      900    1,590   1500   1500       10%    1,500      150    1,350   1650        0       90
     5   24-Jul-03 18    2,467      900    1,567   1500   1500       10%    1,500      150    1,350   1650        0       67
     5   24-Jul-03 19    2,446      900    1,546   1500   1500       10%    1,500      150    1,350   1650        0       46
     5   24-Jul-03 20    2,348      900    1,448   1500   1448       10%    1,500      150    1,350   1650        0        0
     5   24-Jul-03 21    2,332      900    1,432   1300   1300       10%    1,300      130    1,170   1430        0      130
     5   24-Jul-03 22    2,311      900    1,411   1300   1300       10%    1,300      130    1,170   1430        0      111
     5   24-Jul-03 23    2,132      600    1,532   1300   1300       10%    1,300      130    1,170   1430        0      130
     5   24-Jul-03 24    1,930      600    1,330   1300   1300       10%    1,300      130    1,170   1430        0       30
     6   25-Jul-03 1     1,800      600    1,200   1200   1200       10%    1,200      120    1,080   1320        0        0
     6   25-Jul-03 2     1,705      600    1,105   1100   1100       10%    1,100      110      990   1210        0        5
     6   25-Jul-03 3     1,648      600    1,048   1000   1000       10%    1,000      100      900   1100        0       48
     6   25-Jul-03 4     1,614      600    1,014   1000   1000       10%    1,000      100      900   1100        0       14
     6   25-Jul-03 5     1,602      600    1,002   1000   1000       10%    1,000      100      900   1100        0        2
     6   25-Jul-03 6     1,654      600    1,054   1000   1000       10%    1,000      100      900   1100        0       54
     6   25-Jul-03 7     1,706      900      806    900    806       10%      900       90      810    990        4        0


                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge  Energy   Energy                 Overscheduling
                        Energy     or $30      Factor   Charges  Surcharges             Surcharge
     4   23-Jul-03 3        0   $   30.00    1.175       $ --     $ --                  $ --
     4   23-Jul-03 4        0   $   30.00    1.175       $ --     $ --                  $ --
     4   23-Jul-03 5        0   $   30.00    1.175       $ --     $ --                  $ --
     4   23-Jul-03 6        0   $   30.00    1.175       $ --     $ --                  $ --
     4   23-Jul-03 7        0   $   49.72    1.175       $  150   $ --                  $ --
     4   23-Jul-03 8        0   $   53.97    1.175       $2,250   $ --                  $ --
     4   23-Jul-03 9        0   $   36.24    1.175       $  210   $ --                  $ --
     4   23-Jul-03 10       0   $   46.91    1.175       $ --     $ --                  $ --
     4   23-Jul-03 11       0   $   46.58    1.175       $ --     $ --                  $ --
     4   23-Jul-03 12       0   $   21.44    1.175       $ --     $ --                  $ --
     4   23-Jul-03 13       0   $   29.62    1.175       $ --     $ --                  $ --
     4   23-Jul-03 14       0   $   37.47    1.175       $ --     $ --                  $ --
     4   23-Jul-03 15       0   $   44.19    1.175       $ --     $ --                  $ --
     4   23-Jul-03 16       0   $   49.38    1.175       $  540   $ --                  $ --
     4   23-Jul-03 17       0   $   42.37    1.175       $1,650   $ --                  $ --
     4   23-Jul-03 18       0   $   36.81    1.175       $1,020   $ --                  $ --
     4   23-Jul-03 19       0   $   34.21    1.175       $ --     $ --                  $ --
     4   23-Jul-03 20       0   $   43.46    1.175       $ --     $ --                  $ --
     4   23-Jul-03 21       0   $   43.28    1.175       $1,410   $ --                  $ --
     4   23-Jul-03 22       0   $   34.57    1.175       $  930   $ --                  $ --
     4   23-Jul-03 23      45   $   30.00    1.175       $3,900   $1,350                $ --
     4   23-Jul-03 24       0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 1        0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 2        0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 3        0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 4        0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 5        0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 6        0   $   30.00    1.175       $ --     $ --                  $ --
     5   24-Jul-03 7        0   $   40.26    1.175       $ --     $ --                  $ --
     5   24-Jul-03 8        0   $   55.70    1.175       $  720   $ --                  $ --
     5   24-Jul-03 9        0   $   22.97    1.175       $ --     $ --                  $ --
     5   24-Jul-03 10       0   $   41.38    1.175       $ --     $ --                  $ --
     5   24-Jul-03 11       0   $   44.12    1.175       $  150   $ --                  $ --
     5   24-Jul-03 12       0   $   47.34    1.175       $ --     $ --                  $ --
     5   24-Jul-03 13       0   $   52.39    1.175       $ --     $ --                  $ --
     5   24-Jul-03 14       0   $   52.53    1.175       $  450   $ --                  $ --
     5   24-Jul-03 15       0   $   61.13    1.175       $1,110   $ --                  $ --
     5   24-Jul-03 16       0   $   62.64    1.175       $2,130   $ --                  $ --
     5   24-Jul-03 17       0   $   51.49    1.175       $2,700   $ --                  $ --
     5   24-Jul-03 18       0   $   42.90    1.175       $2,010   $ --                  $ --
     5   24-Jul-03 19       0   $   32.03    1.175       $1,380   $ --                  $ --
     5   24-Jul-03 20       0   $   45.86    1.175       $ --     $ --                  $ --
     5   24-Jul-03 21       2   $   43.13    1.175       $3,900   $  101                $ --
     5   24-Jul-03 22       0   $   26.83    1.175       $3,330   $ --                  $ --
     5   24-Jul-03 23     102   $   30.00    1.175       $3,900   $3,060                $ --
     5   24-Jul-03 24       0   $   30.00    1.175       $  900   $ --                  $ --
     6   25-Jul-03 1        0   $   30.00    1.175       $ --     $ --                  $ --
     6   25-Jul-03 2        0   $   30.00    1.175       $  150   $ --                  $ --
     6   25-Jul-03 3        0   $   30.00    1.175       $1,440   $ --                  $ --
     6   25-Jul-03 4        0   $   30.00    1.175       $  420   $ --                  $ --
     6   25-Jul-03 5        0   $   30.00    1.175       $   60   $ --                  $ --
     6   25-Jul-03 6        0   $   30.00    1.175       $1,620   $ --                  $ --
     6   25-Jul-03 7        0   $   27.54    1.175       $ --     $ --                  $  9


                                                              Master Data

                                                                           Sched
                                                                           uled               Lower   Upper
                                  Quali                                    Energy     Band    Band    Band
                     Energy       fied     Deli    Sched           Band    less       width   width   width   Oversch  Supple
                    Portion of    Pur      vered   uled    Tier 1  width   Tier 2     Allow   Thres   Thres   eduled   mental
                    IP Load       chases   Energy  Energy  Energy  cent    Energy     ance    hold    hold    Energy   Energy
     6   25-Jul-03 8     1,842      900      942    1000    942       10%    1,000      100      900   1100        0        0
     6   25-Jul-03 9     1,996      900    1,096    1200   1096       10%    1,200      120    1,080   1320        0        0
     6   25-Jul-03 10    2,158      900    1,258    1200   1200       10%    1,200      120    1,080   1320        0       58
     6   25-Jul-03 11    2,261      900    1,361    1400   1361       10%    1,400      140    1,260   1540        0        0
     6   25-Jul-03 12    2,375      900    1,475    1400   1400       10%    1,400      140    1,260   1540        0       75
     6   25-Jul-03 13    2,461      900    1,561    1600   1561       10%    1,600      160    1,440   1760        0        0
     6   25-Jul-03 14    2,542      900    1,642    1600   1600       10%    1,600      160    1,440   1760        0       42
     6   25-Jul-03 15    2,623      900    1,723    1600   1600       10%    1,600      160    1,440   1760        0      123
     6   25-Jul-03 16    2,650      900    1,750    1600   1600       10%    1,600      160    1,440   1760        0      150
     6   25-Jul-03 17    2,659      900    1,759    1600   1600       10%    1,600      160    1,440   1760        0      159
     6   25-Jul-03 18    2,648      900    1,748    1600   1600       10%    1,600      160    1,440   1760        0      148
     6   25-Jul-03 19    2,546      900    1,646    1600   1600       10%    1,600      160    1,440   1760        0       46
     6   25-Jul-03 20    2,423      900    1,523    1600   1523       10%    1,600      160    1,440   1760        0        0
     6   25-Jul-03 21    2,395      900    1,495    1400   1400       10%    1,400      140    1,260   1540        0       95
     6   25-Jul-03 22    2,365      900    1,465    1200   1200       10%    1,200      120    1,080   1320        0      120
     6   25-Jul-03 23    2,179      600    1,579    1400   1400       10%    1,400      140    1,260   1540        0      140
     6   25-Jul-03 24    2,004      600    1,404    1300   1300       10%    1,300      130    1,170   1430        0      104
     7   26-Jul-03 1     1,856      600    1,256    1300   1256       10%    1,300      130    1,170   1430        0        0
     7   26-Jul-03 2     1,702      600    1,102    1100   1100       10%    1,100      110      990   1210        0        2
     7   26-Jul-03 3     1,643      600    1,043    1000   1000       10%    1,000      100      900   1100        0       43
     7   26-Jul-03 4     1,583      600      983    1000    983       10%    1,000      100      900   1100        0        0
     7   26-Jul-03 5     1,564      600      964    1000    964       10%    1,000      100      900   1100        0        0
     7   26-Jul-03 6     1,553      600      953    1000    953       10%    1,000      100      900   1100        0        0
     7   26-Jul-03 7     1,536      600      936    1000    936       10%    1,000      100      900   1100        0        0
     7   26-Jul-03 8     1,633      600    1,033    1000   1000       10%    1,000      100      900   1100        0       33
     7   26-Jul-03 9     1,815      600    1,215    1100   1100       10%    1,100      110      990   1210        0      110
     7   26-Jul-03 10    2,020      600    1,420    1400   1400       10%    1,400      140    1,260   1540        0       20
     7   26-Jul-03 11    2,191      600    1,591    1600   1591       10%    1,600      160    1,440   1760        0        0
     7   26-Jul-03 12    2,315      600    1,715    1700   1700       10%    1,700      170    1,530   1870        0       15
     7   26-Jul-03 13    2,435      600    1,835    1700   1700       10%    1,700      170    1,530   1870        0      135
     7   26-Jul-03 14    2,506      600    1,906    1800   1800       10%    1,800      180    1,620   1980        0      106
     7   26-Jul-03 15    2,569      600    1,969    1800   1800       10%    1,800      180    1,620   1980        0      169
     7   26-Jul-03 16    2,644      600    2,044    1800   1800       10%    1,800      180    1,620   1980        0      180
     7   26-Jul-03 17    2,700      600    2,100    1800   1800       10%    1,800      180    1,620   1980        0      180
     7   26-Jul-03 18    2,676      600    2,076    1800   1800       10%    1,800      180    1,620   1980        0      180
     7   26-Jul-03 19    2,600      600    2,000    1800   1800       10%    1,800      180    1,620   1980        0      180
     7   26-Jul-03 20    2,504      600    1,904    1800   1800       10%    1,800      180    1,620   1980        0      104
     7   26-Jul-03 21    2,492      600    1,892    1500   1500       10%    1,500      150    1,350   1650        0      150
     7   26-Jul-03 22    2,439      600    1,839    1500   1500       10%    1,500      150    1,350   1650        0      150
     7   26-Jul-03 23    2,272      600    1,672    1300   1300       10%    1,300      130    1,170   1430        0      130
     7   26-Jul-03 24    2,085      600    1,485    1300   1300       10%    1,300      130    1,170   1430        0      130
     1   27-Jul-03 1     1,981      600    1,381    1300   1300       10%    1,300      130    1,170   1430        0       81
     1   27-Jul-03 2     1,840      600    1,240   1,200   1200       10%    1,200      120    1,080   1320        0       40
     1   27-Jul-03 3     1,777      600    1,177    1100   1100       10%    1,100      110      990   1210        0       77
     1   27-Jul-03 4     1,740      600    1,140    1100   1100       10%    1,100      110      990   1210        0       40
     1   27-Jul-03 5     1,715      600    1,115    1100   1100       10%    1,100      110      990   1210        0       15
     1   27-Jul-03 6     1,686      600    1,086    1100   1086       10%    1,100      110      990   1210        0        0
     1   27-Jul-03 7     1,669      600    1,069    1100   1069       10%    1,100      110      990   1210        0        0
     1   27-Jul-03 8     1,754      600    1,154    1100   1100       10%    1,100      110      990   1210        0       54
     1   27-Jul-03 9     1,968      600    1,368    1300   1300       10%    1,300      130    1,170   1430        0       68
     1   27-Jul-03 10    2,191      600    1,591    1500   1500       10%    1,500      150    1,350   1650        0       91
     1   27-Jul-03 11    2,388      600    1,788    1800   1788       10%    1,800      180    1,620   1980        0        0
     1   27-Jul-03 12    2,558      600    1,958    1900   1900       10%    1,900      190    1,710   2090        0       58

                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge  Energy   Energy                 Overscheduling
                        Energy     or $30      Factor   Charges  Surcharges             Surcharge
     6   25-Jul-03 8        0   $   25.34    1.175       $ --     $ --                  $        --
     6   25-Jul-03 9        0   $   30.48    1.175       $ --     $ --                  $        --
     6   25-Jul-03 10       0   $   42.19    1.175       $1,740   $ --                  $        --
     6   25-Jul-03 11       0   $   29.95    1.175       $ --     $ --                  $        --
     6   25-Jul-03 12       0   $   40.14    1.175       $2,250   $ --                  $        --
     6   25-Jul-03 13       0   $   41.99    1.175       $ --     $ --                  $        --
     6   25-Jul-03 14       0   $   56.23    1.175       $1,260   $ --                  $        --
     6   25-Jul-03 15       0   $   41.16    1.175       $3,690   $ --                  $        --
     6   25-Jul-03 16       0   $   45.55    1.175       $4,500   $ --                  $        --
     6   25-Jul-03 17       0   $   46.68    1.175       $4,770   $ --                  $        --
     6   25-Jul-03 18       0   $   40.74    1.175       $4,440   $ --                  $        --
     6   25-Jul-03 19       0   $   36.85    1.175       $1,380   $ --                  $        --
     6   25-Jul-03 20       0   $   41.68    1.175       $ --     $ --                  $        --
     6   25-Jul-03 21       0   $   46.78    1.175       $2,850   $ --                  $        --
     6   25-Jul-03 22     145   $   31.23    1.175       $3,600   $5,321                $        --
     6   25-Jul-03 23      39   $   30.00    1.175       $4,200   $1,170                $        --
     6   25-Jul-03 24       0   $   30.00    1.175       $3,120   $ --                  $        --
     7   26-Jul-03 1        0   $   30.00    1.175       $ --     $ --                  $        --
     7   26-Jul-03 2        0   $   30.00    1.175       $   60   $ --                  $        --
     7   26-Jul-03 3        0   $   30.00    1.175       $1,290   $ --                  $        --
     7   26-Jul-03 4        0   $   30.00    1.175       $ --     $ --                  $        --
     7   26-Jul-03 5        0   $   30.00    1.175       $ --     $ --                  $        --
     7   26-Jul-03 6        0   $   30.00    1.175       $ --     $ --                  $        --
     7   26-Jul-03 7        0   $   30.00    1.175       $ --     $ --                  $        --
     7   26-Jul-03 8        0   $   30.00    1.175       $  990   $ --                  $        --
     7   26-Jul-03 9        5   $   30.00    1.175       $3,300   $  150                $        --
     7   26-Jul-03 10       0   $   30.00    1.175       $  600   $ --                  $        --
     7   26-Jul-03 11       0   $   30.00    1.175       $ --     $ --                  $        --
     7   26-Jul-03 12       0   $   30.00    1.175       $  450   $ --                  $        --
     7   26-Jul-03 13       0   $   30.00    1.175       $4,050   $ --                  $        --
     7   26-Jul-03 14       0   $   30.00    1.175       $3,180   $ --                  $        --
     7   26-Jul-03 15       0   $   30.00    1.175       $5,070   $ --                  $        --
     7   26-Jul-03 16      64   $   30.00    1.175       $5,400   $1,920                $        --
     7   26-Jul-03 17     120   $   30.00    1.175       $5,400   $3,600                $        --
     7   26-Jul-03 18      96   $   30.00    1.175       $5,400   $2,880                $        --
     7   26-Jul-03 19      20   $   30.00    1.175       $5,400   $  600                $        --
     7   26-Jul-03 20       0   $   30.00    1.175       $3,120   $ --                  $        --
     7   26-Jul-03 21     242   $   30.00    1.175       $4,500   $7,260                $        --
     7   26-Jul-03 22     189   $   30.00    1.175       $4,500   $5,670                $        --
     7   26-Jul-03 23     242   $   30.00    1.175       $3,900   $7,260                $        --
     7   26-Jul-03 24      55   $   30.00    1.175       $3,900   $1,650                $        --
     1   27-Jul-03 1        0   $   30.00    1.175       $2,430   $ --                  $        --
     1   27-Jul-03 2        0   $   30.00    1.175       $1,200   $ --                  $        --
     1   27-Jul-03 3        0   $   30.00    1.175       $2,310   $ --                  $        --
     1   27-Jul-03 4        0   $   30.00    1.175       $1,200   $ --                  $        --
     1   27-Jul-03 5        0   $   30.00    1.175       $  450   $ --                  $        --
     1   27-Jul-03 6        0   $   30.00    1.175       $ --     $ --                  $        --
     1   27-Jul-03 7        0   $   30.00    1.175       $ --     $ --                  $        --
     1   27-Jul-03 8        0   $   30.00    1.175       $1,620   $ --                  $        --
     1   27-Jul-03 9        0   $   30.00    1.175       $2,040   $ --                  $        --
     1   27-Jul-03 10       0   $   30.00    1.175       $2,730   $ --                  $        --
     1   27-Jul-03 11       0   $   30.00    1.175       $ --     $ --                  $        --
     1   27-Jul-03 12       0   $   30.00    1.175       $1,740   $ --                  $        --


                                                              Master Data

                                                                            Sched
                                                                            uled                 Lower   Upper
                                  Quali                                     Energy      Band     Band    Band
                     Energy       fied     Deli    Sched            Band    less        width    width   width   Oversch   Supple
                    Portion of    Pur      vered   uled    Tier 1   width   Tier 2      Allow    Thres   Thres   eduled    mental
                    IP Load       chases   Energy  Energy  Energy   cent    Energy      ance     hold    hold    Energy    Energy
      1   27-Jul-03 13     2,624    600     2,024    2000   2000     10%     2,000       200     1,800   2200         0        24
      1   27-Jul-03 14     2,697    600     2,097    2100   2097     10%     2,100       210     1,890   2310         0         0
      1   27-Jul-03 15     2,734    600     2,134    2100   2100     10%     2,100       210     1,890   2310         0        34
      1   27-Jul-03 16     2,778    600     2,178   2,100   2100     10%     2,100       210     1,890   2310         0        78
      1   27-Jul-03 17     2,805    600     2,205    2200   2200     10%     2,200       220     1,980   2420         0         5
      1   27-Jul-03 18     2,802    600     2,202    2200   2200     10%     2,200       220     1,980   2420         0         2
      1   27-Jul-03 19     2,752    600     2,152    2200   2152     10%     2,200       220     1,980   2420         0         0
      1   27-Jul-03 20     2,695    600     2,095   2,100   2095     10%     2,100       210     1,890   2310         0         0
      1   27-Jul-03 21     2,709    600     2,109    2100   2100     10%     2,100       210     1,890   2310         0         9
      1   27-Jul-03 22     2,633    600     2,033   2,000   2000     10%     2,000       200     1,800   2200         0        33
      1   27-Jul-03 23     2,440    600     1,840   1,800   1800     10%     1,800       180     1,620   1980         0        40
      1   27-Jul-03 24     2,238    600     1,638   1,600   1600     10%     1,600       160     1,440   1760         0        38
      2   28-Jul-03 1      2,094    600     1,494    1300   1300     10%     1,300       130     1,170   1430         0       130
      2   28-Jul-03 2      1,985    600     1,385    1100   1100     10%     1,100       110       990   1210         0       110
      2   28-Jul-03 3      1,912    600     1,312    1000   1000     10%     1,000       100       900   1100         0       100
      2   28-Jul-03 4      1,876    600     1,276    1000   1000     10%     1,000       100       900   1100         0       100
      2   28-Jul-03 5      1,854    600     1,254    1000   1000     10%     1,000       100       900   1100         0       100
      2   28-Jul-03 6      1,914    600     1,314    1000   1000     10%     1,000       100       900   1100         0       100
      2   28-Jul-03 7      1,986    900     1,086     700    700     10%       700        70       630    770         0        70
      2   28-Jul-03 8      2,116    900     1,216     700    700     10%       700        70       630    770         0        70
      2   28-Jul-03 9      2,224    900     1,324    1200   1200     10%     1,200       120     1,080   1320         0       120
      2   28-Jul-03 10     2,289    900     1,389    1300   1300     10%     1,300       130     1,170   1430         0        89
      2   28-Jul-03 11     2,358    900     1,458    1500   1458     10%     1,500       150     1,350   1650         0         0
      2   28-Jul-03 12     2,399    900     1,499    1600   1499     10%     1,600       160     1,440   1760         0         0
      2   28-Jul-03 13     2,450    900     1,550    1700   1550     10%     1,700       170     1,530   1870         0         0
      2   28-Jul-03 14     2,511    900     1,611    1800   1611     10%     1,800       180     1,620   1980         9         0
      2   28-Jul-03 15     2,510    900     1,610    1800   1610     10%     1,800       180     1,620   1980        10         0
      2   28-Jul-03 16     2,509    900     1,609    1800   1609     10%     1,800       180     1,620   1980        11         0
      2   28-Jul-03 17     2,530    900     1,630    1800   1630     10%     1,800       180     1,620   1980         0         0
      2   28-Jul-03 18     2,542    900     1,642    1800   1642     10%     1,800       180     1,620   1980         0         0
      2   28-Jul-03 19     2,473    900     1,573    1800   1573     10%     1,800       180     1,620   1980        47         0
      2   28-Jul-03 20     2,388    900     1,488    1800   1488     10%     1,800       180     1,620   1980       132         0
      2   28-Jul-03 21     2,367    900     1,467    1600   1467     10%     1,600       160     1,440   1760         0         0
      2   28-Jul-03 22     2,342    900     1,442    1600   1442     10%     1,600       160     1,440   1760         0         0
      2   28-Jul-03 23     2,177    600     1,577    1800   1577     10%     1,800       180     1,620   1980        43         0
      2   28-Jul-03 24     1,971    600     1,371    1600   1371     10%     1,600       160     1,440   1760        69         0
      3   29-Jul-03 1      1,824    600     1,224    1300   1224     10%     1,300       130     1,170   1430         0         0
      3   29-Jul-03 2      1,742    600     1,142    1100   1100     10%     1,100       110       990   1210         0        42
      3   29-Jul-03 3      1,680    600     1,080    1000   1000     10%     1,000       100       900   1100         0        80
      3   29-Jul-03 4      1,643    600     1,043    1000   1000     10%     1,000       100       900   1100         0        43
      3   29-Jul-03 5      1,655    600     1,055    1000   1000     10%     1,000       100       900   1100         0        55
      3   29-Jul-03 6      1,728    600     1,128    1000   1000     10%     1,000       100       900   1100         0       100
      3   29-Jul-03 7      1,762    900       862     700    700     10%       700        70       630    770         0        70
      3   29-Jul-03 8      1,918    900     1,018     700    700     10%       700        70       630    770         0        70
      3   29-Jul-03 9      2,062    900     1,162    1200   1162     10%     1,200       120     1,080   1320         0         0
      3   29-Jul-03 10     2,200    900     1,300    1300   1300     10%     1,300       130     1,170   1430         0         0
      3   29-Jul-03 11     2,345    900     1,445    1500   1445     10%     1,500       150     1,350   1650         0         0
      3   29-Jul-03 12     2,470    900     1,570    1600   1570     10%     1,600       160     1,440   1760         0         0
      3   29-Jul-03 13     2,510    900     1,610    1700   1610     10%     1,700       170     1,530   1870         0         0
      3   29-Jul-03 14     2,579    900     1,679    1800   1679     10%     1,800       180     1,620   1980         0         0
      3   29-Jul-03 15     2,605    900     1,705    1800   1705     10%     1,800       180     1,620   1980         0         0
      3   29-Jul-03 16     2,634    900     1,734    1800   1734     10%     1,800       180     1,620   1980         0         0
      3   29-Jul-03 17     2,669    900     1,769    1800   1769     10%     1,800       180     1,620   1980         0         0

                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge  Energy   Energy                 Overscheduling
                        Energy     or $30      Factor   Charges  Surcharges             Surcharge
      1   27-Jul-03 13       0   $   30.00    1.175      $   720   $  --                $  --
      1   27-Jul-03 14       0   $   30.00    1.175      $  --     $  --                $  --
      1   27-Jul-03 15       0   $   30.00    1.175      $ 1,020   $  --                $  --
      1   27-Jul-03 16       0   $   30.00    1.175      $ 2,340   $  --                $  --
      1   27-Jul-03 17       0   $   30.00    1.175      $   150   $  --                $  --
      1   27-Jul-03 18       0   $   30.00    1.175      $    60   $  --                $  --
      1   27-Jul-03 19       0   $   30.00    1.175      $  --     $  --                $  --
      1   27-Jul-03 20       0   $   30.00    1.175      $  --     $  --                $  --
      1   27-Jul-03 21       0   $   30.00    1.175      $   270   $  --                $  --
      1   27-Jul-03 22       0   $   30.00    1.175      $   990   $  --                $  --
      1   27-Jul-03 23       0   $   30.00    1.175      $ 1,200   $  --                $  --
      1   27-Jul-03 24       0   $   30.00    1.175      $ 1,140   $  --                $  --
      2   28-Jul-03 1       64   $   30.00    1.175      $ 3,900   $ 1,920              $  --
      2   28-Jul-03 2      175   $   30.00    1.175      $ 3,300   $ 5,250              $  --
      2   28-Jul-03 3      212   $   30.00    1.175      $ 3,000   $ 6,360              $  --
      2   28-Jul-03 4      176   $   30.00    1.175      $ 3,000   $ 5,280              $  --
      2   28-Jul-03 5      154   $   30.00    1.175      $ 3,000   $ 4,620              $  --
      2   28-Jul-03 6      214   $   30.00    1.175      $ 3,000   $ 6,420              $  --
      2   28-Jul-03 7      316   $   32.01    1.175      $ 2,100   $11,885              $  --
      2   28-Jul-03 8      446   $   53.53    1.175      $ 2,100   $28,051              $  --
      2   28-Jul-03 9        4   $   41.84    1.175      $ 3,600   $   197              $  --
      2   28-Jul-03 10       0   $   38.03    1.175      $ 2,670   $  --                $  --
      2   28-Jul-03 11       0   $   44.76    1.175      $  --     $  --                $  --
      2   28-Jul-03 12       0   $   28.83    1.175      $  --     $  --                $  --
      2   28-Jul-03 13       0   $   34.65    1.175      $  --     $  --                $  --
      2   28-Jul-03 14       0   $   40.96    1.175      $  --     $  --                $   163
      2   28-Jul-03 15       0   $   24.10    1.175      $  --     $  --                $  --
      2   28-Jul-03 16       0   $   26.81    1.175      $  --     $  --                $    17
      2   28-Jul-03 17       0   $   28.25    1.175      $  --     $  --                $  --
      2   28-Jul-03 18       0   $   19.15    1.175      $  --     $  --                $  --
      2   28-Jul-03 19       0   $   20.04    1.175      $  --     $  --                $  --
      2   28-Jul-03 20       0   $   28.31    1.175      $  --     $  --                $   431
      2   28-Jul-03 21       0   $   32.51    1.175      $  --     $  --                $  --
      2   28-Jul-03 22       0   $   23.30    1.175      $  --     $  --                $  --
      2   28-Jul-03 23       0   $   30.00    1.175      $  --     $  --                $  --
      2   28-Jul-03 24       0   $   30.00    1.175      $  --     $  --                $  --
      3   29-Jul-03 1        0   $   30.00    1.175      $  --     $  --                $  --
      3   29-Jul-03 2        0   $   30.00    1.175      $ 1,260   $  --                $  --
      3   29-Jul-03 3        0   $   30.00    1.175      $ 2,400   $  --                $  --
      3   29-Jul-03 4        0   $   30.00    1.175      $ 1,290   $  --                $  --
      3   29-Jul-03 5        0   $   30.00    1.175      $ 1,650   $  --                $  --
      3   29-Jul-03 6       28   $   30.00    1.175      $ 3,000   $   840              $  --
      3   29-Jul-03 7       92   $   18.60    1.175      $ 2,100   $ 2,011              $  --
      3   29-Jul-03 8      248   $   26.93    1.175      $ 2,100   $ 7,847              $  --
      3   29-Jul-03 9        0   $   34.96    1.175      $  --     $  --                $  --
      3   29-Jul-03 10       0   $   33.55    1.175      $  --     $  --                $  --
      3   29-Jul-03 11       0   $   34.72    1.175      $  --     $  --                $  --
      3   29-Jul-03 12       0   $   36.66    1.175      $  --     $  --                $  --
      3   29-Jul-03 13       0   $   53.18    1.175      $  --     $  --                $  --
      3   29-Jul-03 14       0   $   46.43    1.175      $  --     $  --                $  --
      3   29-Jul-03 15       0   $   39.60    1.175      $  --     $  --                $  --
      3   29-Jul-03 16       0   $   42.53    1.175      $  --     $  --                $  --
      3   29-Jul-03 17       0   $   54.80    1.175      $  --     $  --                $  --

                                                              Master Data

                                                                              Sched
                                                                              uled                 Lower   Upper
                                   Quali                                      Energy      Band     Band    Band
                      Energy       fied     Deli    Sched             Band    less        width    width   width   Oversch   Supple
                      Portion of    Pur     vered   uled   Tier 1     width   Tier 2      Allow    Thres   Thres   eduled    mental
                      IP Load       chases  Energy  Energy Energy     cent    Energy      ance     hold    hold    Energy    Energy
      3   29-Jul-03 18     2,674    900     1,774   1800   1774        10%     1,800       180     1,620   1980         0         0
      3   29-Jul-03 19     2,630    900     1,730   1800   1730        10%     1,800       180     1,620   1980         0         0
      3   29-Jul-03 20     2,513    900     1,613   1800   1613        10%     1,800       180     1,620   1980         7         0
      3   29-Jul-03 21     2,475    900     1,575   1600   1575        10%     1,600       160     1,440   1760         0         0
      3   29-Jul-03 22     2,392    900     1,492   1600   1492        10%     1,600       160     1,440   1760         0         0
      3   29-Jul-03 23     2,208    600     1,608   1800   1608        10%     1,800       180     1,620   1980        12         0
      3   29-Jul-03 24     1,991    600     1,391   1600   1391        10%     1,600       160     1,440   1760        49         0
      4   30-Jul-03 1      1,854    600     1,254   1200   1200        10%     1,200       120     1,080   1320         0        54
      4   30-Jul-03 2      1,768    600     1,168   1100   1100        10%     1,100       110       990   1210         0        68
      4   30-Jul-03 3      1,700    600     1,100   1100   1100        10%     1,100       110       990   1210         0         0
      4   30-Jul-03 4      1,655    600     1,055   1100   1055        10%     1,100       110       990   1210         0         0
      4   30-Jul-03 5      1,642    600     1,042   1100   1042        10%     1,100       110       990   1210         0         0
      4   30-Jul-03 6      1,706    600     1,106   1100   1100        10%     1,100       110       990   1210         0         6
      4   30-Jul-03 7      1,730    900       830    800    800        10%       800        80       720    880         0        30
      4   30-Jul-03 8      1,903    900     1,003    900    900        10%       900        90       810    990         0        90
      4   30-Jul-03 9      2,078    900     1,178   1100   1100        10%     1,100       110       990   1210         0        78
      4   30-Jul-03 10     2,234    900     1,334   1200   1200        10%     1,200       120     1,080   1320         0       120
      4   30-Jul-03 11     2,379    900     1,479   1300   1300        10%     1,300       130     1,170   1430         0       130
      4   30-Jul-03 12     2,476    900     1,576   1400   1400        10%     1,400       140     1,260   1540         0       140
      4   30-Jul-03 13     2,538    900     1,638   1700   1638        10%     1,700       170     1,530   1870         0         0
      4   30-Jul-03 14     2,659    900     1,759   1800   1759        10%     1,800       180     1,620   1980         0         0
      4   30-Jul-03 15     2,706    900     1,806   1800   1800        10%     1,800       180     1,620   1980         0         6
      4   30-Jul-03 16     2,754    900     1,854   1800   1800        10%     1,800       180     1,620   1980         0        54
      4   30-Jul-03 17     2,764    900     1,864   1800   1800        10%     1,800       180     1,620   1980         0        64
      4   30-Jul-03 18     2,771    900     1,871   1800   1800        10%     1,800       180     1,620   1980         0        71
      4   30-Jul-03 19     2,707    900     1,807   1800   1800        10%     1,800       180     1,620   1980         0         7
      4   30-Jul-03 20     2,599    900     1,699   1700   1699        10%     1,700       170     1,530   1870         0         0
      4   30-Jul-03 21     2,563    900     1,663   1600   1600        10%     1,600       160     1,440   1760         0        63
      4   30-Jul-03 22     2,508    900     1,608   1600   1600        10%     1,600       160     1,440   1760         0         8
      4   30-Jul-03 23     2,316    600     1,716   1700   1700        10%     1,700       170     1,530   1870         0        16
      4   30-Jul-03 24     2,090    600     1,490   1500   1490        10%     1,500       150     1,350   1650         0         0
      5   31-Jul-03 1      1,960    600     1,360   1200   1200        10%     1,200       120     1,080   1320         0       120
      5   31-Jul-03 2      1,854    600     1,254   1100   1100        10%     1,100       110       990   1210         0       110
      5   31-Jul-03 3      1,762    600     1,162   1100   1100        10%     1,100       110       990   1210         0        62
      5   31-Jul-03 4      1,729    600     1,129   1100   1100        10%     1,100       110       990   1210         0        29
      5   31-Jul-03 5      1,725    600     1,125   1100   1100        10%     1,100       110       990   1210         0        25
      5   31-Jul-03 6      1,778    600     1,178   1100   1100        10%     1,100       110       990   1210         0        78
      5   31-Jul-03 7      1,829    900       929    800    800        10%       800        80       720    880         0        80
      5   31-Jul-03 8      1,996    900     1,096    900    900        10%       900        90       810    990         0        90
      5   31-Jul-03 9      2,193    900     1,293   1100   1100        10%     1,100       110       990   1210         0       110
      5   31-Jul-03 10     2,390    900     1,490   1200   1200        10%     1,200       120     1,080   1320         0       120
      5   31-Jul-03 11     2,537    900     1,637   1300   1300        10%     1,300       130     1,170   1430         0       130
      5   31-Jul-03 12     2,724    900     1,824   1400   1400        10%     1,400       140     1,260   1540         0       140
      5   31-Jul-03 13     2,782    900     1,882   1700   1700        10%     1,700       170     1,530   1870         0       170
      5   31-Jul-03 14     2,853    900     1,953   1800   1800        10%     1,800       180     1,620   1980         0       153
      5   31-Jul-03 15     2,897    900     1,997   1800   1800        10%     1,800       180     1,620   1980         0       180
      5   31-Jul-03 16     2,984    900     2,084   1800   1800        10%     1,800       180     1,620   1980         0       180
      5   31-Jul-03 17     3,036    900     2,136   1800   1800        10%     1,800       180     1,620   1980         0       180
      5   31-Jul-03 18     3,012    900     2,112   1800   1800        10%     1,800       180     1,620   1980         0       180
      5   31-Jul-03 19     2,937    900     2,037   1800   1800        10%     1,800       180     1,620   1980         0       180
      5   31-Jul-03 20     2,811    900     1,911   1700   1700        10%     1,700       170     1,530   1870         0       170
      5   31-Jul-03 21     2,777    900     1,877   1600   1600        10%     1,600       160     1,440   1760         0       160
      5   31-Jul-03 22     2,699    900     1,799   1600   1600        10%     1,600       160     1,440   1760         0       160

                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge  Energy       Energy             Overscheduling
                        Energy     or $30      Factor   Charges      Surcharges         Surcharge
      3   29-Jul-03 18     0    $38.23       1.175      $      --     $  --             $  --
      3   29-Jul-03 19     0    $27.50       1.175      $      --     $  --             $  --
      3   29-Jul-03 20     0    $33.29       1.175      $      --     $  --             $  64
      3   29-Jul-03 21     0    $53.26       1.175      $      --     $  --             $  --
      3   29-Jul-03 22     0    $21.66       1.175      $      --     $  --             $  --
      3   29-Jul-03 23     0    $30.00       1.175      $      --     $  --             $  --
      3   29-Jul-03 24     0    $30.00       1.175      $      --     $  --             $  --
      4   30-Jul-03 1      0    $30.00       1.175      $     1,620   $  --             $  --
      4   30-Jul-03 2      0    $30.00       1.175      $     2,040   $  --             $  --
      4   30-Jul-03 3      0    $30.00       1.175      $      --     $  --             $  --
      4   30-Jul-03 4      0    $30.00       1.175      $      --     $  --             $  --
      4   30-Jul-03 5      0    $30.00       1.175      $      --     $  --             $  --
      4   30-Jul-03 6      0    $30.00       1.175      $       180   $  --             $  --
      4   30-Jul-03 7      0    $37.10       1.175      $       900   $  --             $  --
      4   30-Jul-03 8     13    $39.02       1.175      $     2,700   $   596           $  --
      4   30-Jul-03 9      0    $21.07       1.175      $     2,340   $  --             $  --
      4   30-Jul-03 10    14    $33.01       1.175      $     3,600   $   543           $  --
      4   30-Jul-03 11    49    $43.20       1.175      $     3,900   $ 2,487           $  --
      4   30-Jul-03 12    36    $31.40       1.175      $     4,200   $ 1,328           $  --
      4   30-Jul-03 13     0    $39.16       1.175      $      --     $  --             $  --
      4   30-Jul-03 14     0    $53.89       1.175      $      --     $  --             $  --
      4   30-Jul-03 15     0    $49.13       1.175      $       180   $  --             $  --
      4   30-Jul-03 16     0    $42.97       1.175      $     1,620   $  --             $  --
      4   30-Jul-03 17     0    $41.57       1.175      $     1,920   $  --             $  --
      4   30-Jul-03 18     0    $30.22       1.175      $     2,130   $  --             $  --
      4   30-Jul-03 19     0    $25.73       1.175      $       210   $  --             $  --
      4   30-Jul-03 20     0    $35.87       1.175      $      --     $  --             $  --
      4   30-Jul-03 21     0    $40.67       1.175      $     1,890   $  --             $  --
      4   30-Jul-03 22     0    $26.02       1.175      $       240   $  --             $  --
      4   30-Jul-03 23     0    $30.00       1.175      $       480   $  --             $  --
      4   30-Jul-03 24     0    $30.00       1.175      $      --     $  --             $  --
      5   31-Jul-03 1     40    $30.00       1.175      $     3,600   $ 1,200           $  --
      5   31-Jul-03 2     44    $30.00       1.175      $     3,300   $ 1,320           $  --
      5   31-Jul-03 3      0    $30.00       1.175      $     1,860   $  --             $  --
      5   31-Jul-03 4      0    $30.00       1.175      $       870   $  --             $  --
      5   31-Jul-03 5      0    $30.00       1.175      $       750   $  --             $  --
      5   31-Jul-03 6      0    $30.00       1.175      $     2,340   $  --             $  --
      5   31-Jul-03 7     49    $39.97       1.175      $     2,400   $ 2,301           $  --
      5   31-Jul-03 8    106    $38.30       1.175      $     2,700   $ 4,771           $  --
      5   31-Jul-03 9     83    $24.88       1.175      $     3,300   $ 2,426           $  --
      5   31-Jul-03 10   170    $32.62       1.175      $     3,600   $ 6,515           $  --
      5   31-Jul-03 11   207    $48.93       1.175      $     3,900   $11,901           $  --
      5   31-Jul-03 12   284    $55.86       1.175      $     4,200   $18,639           $  --
      5   31-Jul-03 13    12    $38.43       1.175      $     5,100   $   542           $  --
      5   31-Jul-03 14     0    $35.82       1.175      $     4,590   $  --             $  --
      5   31-Jul-03 15    17    $36.98       1.175      $     5,400   $   739           $  --
      5   31-Jul-03 16   104    $46.40       1.175      $     5,400   $ 5,670           $  --
      5   31-Jul-03 17   156    $34.67       1.175      $     5,400   $ 6,355           $  --
      5   31-Jul-03 18   132    $32.13       1.175      $     5,400   $ 4,983           $  --
      5   31-Jul-03 19    57    $59.72       1.175      $     5,400   $ 4,000           $  --
      5   31-Jul-03 20    41    $70.13       1.175      $     5,100   $ 3,378           $  --
      5   31-Jul-03 21   117    $59.69       1.175      $     4,800   $ 8,206           $  --
      5   31-Jul-03 22    39    $27.56       1.175      $     4,800   $ 1,263           $  --

                                                              Master Data

                                                                        Sched
                                                                        uled                 Lower   Upper
                                Quali                                   Energy      Band     Band    Band
                     Energy     fied   Deli    Sched            Band    less        width    width   width   Oversch   Supple
                    Portion of  Pur    vered   uled    Tier 1   width   Tier 2      Allow    Thres   Thres   eduled    mental
                    IP Load     chases Energy  Energy  Energy   cent    Energy      ance     hold    hold    Energy    Energy
    5   31-Jul-03 23   2,501     600   1,901   1700    1700      10%    1,700       170     1,530    1870       0       170
    5   31-Jul-03 24   2,263     600   1,663   1500    1500      10%    1,500       150     1,350    1650       0       150



                                   Shaped
                                   Daily                12 (c )           12(d)(ii)
                        Undersc    On-Peak              Supplemental Underscheduled     12(e)
                        heduled    Index     Surcharge  Energy       Energy             Overscheduling
                        Energy     or $30      Factor   Charges      Surcharges         Surcharge


    5   31-Jul-03 23      31        $30.00     1.175    $ 5,100     $ 930                $  --
    5   31-Jul-03 24      13        $30.00     1.175    $ 4,500     $ 390                $  --



SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                                       Energy Portion of IP Load

     7/1/2005 7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
    1   1,850    1,929    2,041    2,159    2,148    2,115    2,202    2,340    2,161     2,158     1,814     1,814     1,669
    2   1,727    1,803    1,921    2,030    2,028    1,977    2,081    2,243    2,054     2,006     1,733     1,727     1,576
    3   1,658    1,745    1,831    1,946    1,935    1,868    2,077    2,167    1,956     1,907     1,663     1,641     1,507
    4   1,646    1,681    1,768    1,868    1,872    1,781    1,976    2,108    1,885     1,856     1,624     1,596     1,466
    5   1,636    1,668    1,767    1,808    1,804    1,742    1,961    2,104    1,880     1,823     1,646     1,555     1,412
    6   1,648    1,688    1,789    1,771    1,754    1,684    1,998    2,133    1,904     1,875     1,651     1,558     1,373
    7   1,729    1,746    1,841    1,731    1,714    1,651    2,104    2,208    1,994     1,952     1,712     1,545     1,356
    8   1,917    1,958    2,087    1,845    1,850    1,758    2,347    2,448    2,191     2,059     1,898     1,677     1,472
    9   2,116    2,172    2,324    2,074    2,070    1,965    2,576    2,644    2,393     2,201     2,062     1,835     1,627
   10   2,300    2,349    2,511    2,318    2,337    2,191    2,700    2,822    2,561     2,293     2,187     2,003     1,789
   11   2,444    2,526    2,659    2,512    2,505    2,382    2,865    2,954    2,681     2,387     2,259     2,185     1,931
   12   2,552    2,640    2,788    2,663    2,652    2,556    3,021    3,060    2,808     2,494     2,314     2,277     2,054
   13   2,638    2,756    2,903    2,775    2,775    2,678    3,139    3,149    2,845     2,562     2,409     2,353     2,161
   14   2,714    2,848    3,012    2,858    2,825    2,760    3,254    3,231    2,880     2,633     2,483     2,401     2,258
   15   2,770    2,916    3,082    2,919    2,859    2,797    3,316    3,205    2,944     2,685     2,516     2,390     2,294
   16   2,851    2,942    3,079    2,927    2,946    2,841    3,345    3,182    3,034     2,675     2,571     2,386     2,371
   17   2,863    2,908    3,099    2,912    2,973    2,887    3,360    3,103    3,017     2,662     2,580     2,397     2,410
   18   2,850    2,859    3,085    2,828    2,954    2,907    3,362    2,976    2,995     2,578     2,574     2,372     2,404
   19   2,763    2,815    2,989    2,775    2,899    2,857    3,286    2,891    2,940     2,486     2,499     2,331     2,371
   20   2,645    2,710    2,888    2,699    2,796    2,774    3,145    2,768    2,833     2,406     2,388     2,218     2,293
   21   2,613    2,652    2,802    2,618    2,733    2,769    3,116    2,746    2,755     2,370     2,335     2,145     2,233
   22   2,561    2,637    2,772    2,502    2,687    2,750    3,068    2,733    2,700     2,324     2,293     2,114     2,224
   23   2,358    2,388    2,563    2,455    2,471    2,559    2,812    2,550    2,506     2,188     2,146     1,991     2,048
   24   2,120    2,192    2,321    2,313    2,261    2,358    2,552    2,331    2,296     1,968     1,946     1,808     1,858

      7/14/2005  7/15/2005
    1     1,742      2,065
    2     1,661      1,980
    3     1,600      1,898
    4     1,560      1,883
    5     1,557      1,867
    6     1,592      1,970
    7     1,683      2,056
    8     1,898      2,256
    9     2,108      2,397
   10     2,216      2,532
   11     2,410      2,682
   12     2,523      2,772
   13     2,637      2,884
   14     2,752      2,971
   15     2,817      2,977
   16     2,864      3,027
   17     2,831      3,074
   18     2,937      3,056
   19     2,813      2,994
   20     2,699      2,855
   21     2,650      2,769
   22     2,626      2,718
   23     2,421      2,437
   24     2,211      2,193

      7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
    1     2,028     2,056     2,278     1,774     1,876     2,239     1,937     1,768     1,746     1,800     1,856     1,981
    2     1,933     1,936     2,133     1,666     1,745     2,110     1,863     1,691     1,652     1,705     1,702     1,840
    3     1,790     1,851     2,022     1,608     1,687     2,006     1,776     1,637     1,588     1,648     1,643     1,777
    4     1,731     1,799     1,972     1,601     1,634     1,920     1,720     1,608     1,580     1,614     1,583     1,740
    5     1,717     1,784     1,931     1,582     1,614     1,887     1,707     1,608     1,566     1,602     1,564     1,715
    6     1,759     1,823     1,987     1,570     1,569     1,940     1,769     1,682     1,623     1,654     1,553     1,686
    7     1,794     1,880     2,079     1,536     1,528     1,993     1,813     1,705     1,655     1,706     1,536     1,669
    8     2,044     2,096     2,184     1,639     1,635     2,203     1,961     1,875     1,824     1,842     1,633     1,754
    9     2,235     2,298     2,270     1,781     1,844     2,408     2,109     2,007     1,986     1,996     1,815     1,968
   10     2,348     2,450     2,312     1,895     2,079     2,557     2,233     2,088     2,099     2,158     2,020     2,191
   11     2,517     2,647     2,328     2,061     2,261     2,694     2,291     2,200     2,205     2,261     2,191     2,388
   12     2,638     2,790     2,355     2,158     2,470     2,806     2,373     2,267     2,269     2,375     2,315     2,558
   13     2,732     2,866     2,329     2,224     2,587     2,912     2,421     2,322     2,344     2,461     2,435     2,624
   14     2,844     2,986     2,339     2,315     2,661     2,979     2,476     2,379     2,415     2,542     2,506     2,697
   15     2,871     3,040     2,434     2,385     2,757     3,001     2,482     2,386     2,437     2,623     2,569     2,734

      7/28/2005  7/29/2005 7/30/2005 7/31/2005
    1     2,094      1,824     1,854     1,960
    2     1,985      1,742     1,768     1,854
    3     1,912      1,680     1,700     1,762
    4     1,876      1,643     1,655     1,729
    5     1,854      1,655     1,642     1,725
    6     1,914      1,728     1,706     1,778
    7     1,986      1,762     1,730     1,829
    8     2,116      1,918     1,903     1,996
    9     2,224      2,062     2,078     2,193
   10     2,289      2,200     2,234     2,390
   11     2,358      2,345     2,379     2,537
   12     2,399      2,470     2,476     2,724
   13     2,450      2,510     2,538     2,782
   14     2,511      2,579     2,659     2,853
   15     2,510      2,605     2,706     2,897


   16   2,939   3,111   2,403   2,468   2,830   2,991   2,461   2,418   2,471   2,650   2,644   2,778
   17   2,974   3,196   2,407   2,539   2,882   2,999   2,446   2,455   2,490   2,659   2,700   2,805
   18   2,974   3,209   2,370   2,583   2,882   2,941   2,393   2,434   2,467   2,648   2,676   2,802
   19   2,909   3,129   2,302   2,533   2,854   2,809   2,321   2,388   2,446   2,546   2,600   2,752
   20   2,743   3,026   2,233   2,451   2,761   2,634   2,233   2,276   2,348   2,423   2,504   2,695
   21   2,722   2,931   2,257   2,404   2,759   2,581   2,226   2,247   2,332   2,395   2,492   2,709
   22   2,646   2,932   2,257   2,376   2,735   2,504   2,207   2,231   2,311   2,365   2,439   2,633
   23   2,449   2,682   2,111   2,190   2,550   2,305   2,053   2,075   2,132   2,179   2,272   2,440
   24   2,214   2,417   1,916   1,997   2,372   2,065   1,859   1,872   1,930   2,004   2,085   2,238


   16   2,509   2,634   2,754   2,984
   17   2,530   2,669   2,764   3,036
   18   2,542   2,674   2,771   3,012
   19   2,473   2,630   2,707   2,937
   20   2,388   2,513   2,599   2,811
   21   2,367   2,475   2,563   2,777
   22   2,342   2,392   2,508   2,699
   23   2,177   2,208   2,316   2,501
   24   1,971   1,991   2,090   2,263



SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                                        Qualified Purchases

     7/1/2005 7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
 1        600      600      600      600      600      600      600      600      600       600       600       600       600
 2        600      600      600      600      600      600      600      600      600       600       600       600       600
 3        600      600      600      600      600      600      600      600      600       600       600       600       600
 4        600      600      600      600      600      600      600      600      600       600       600       600       600
 5        600      600      600      600      600      600      600      600      600       600       600       600       600
 6        600      600      600      600      600      600      600      600      600       600       600       600       600
 7        900      900      900      600      600      600      900      900      900       900       900       600       600
 8        900      900      900      600      600      600      900      900      900       900       900       600       600
 9        900      900      900      600      600      600      900      900      900       900       900       600       600
10        900      900      900      600      600      600      900      900      900       900       900       600       600
11        900      900      900      600      600      600      900      900      900       900       900       600       600
12        900      900      900      600      600      600      900      900      900       900       900       600       600
13        900      900      900      600      600      600      900      900      900       900       900       600       600
14        900      900      900      600      600      600      900      900      900       900       900       600       600
15        900      900      900      600      600      600      900      900      900       900       900       600       600
16        900      900      900      600      600      600      900      900      900       900       900       600       600
17        900      900      900      600      600      600      900      900      900       900       900       600       600
18        900      900      900      600      600      600      900      900      900       900       900       600       600
19        900      900      900      600      600      600      900      900      900       900       900       600       600
20        900      900      900      600      600      600      900      900      900       900       900       600       600
21        900      900      900      600      600      600      900      900      900       900       900       600       600
22        900      900      900      600      600      600      900      900      900       900       900       600       600
23        600      600      600      600      600      600      600      600      600       600       600       600       600
24        600      600      600      600      600      600      600      600      600       600       600       600       600

    7/14/2005 7/15/2005
 1        600      600
 2        600      600
 3        600      600
 4        600      600
 5        600      600
 6        600      600
 7        900      900
 8        900      900
 9        900      900
10        900      900
11        900      900
12        900      900
13        900      900
14        900      900
15        900      900
16        900      900
17        900      900
18        900      900
19        900      900
20        900      900
21        900      900
22        900      900
23        600      600
24        600      600

      7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
 1          600       600       600       600       600       600       600       600       600       600       600       600
 2          600       600       600       600       600       600       600       600       600       600       600       600
 3          600       600       600       600       600       600       600       600       600       600       600       600
 4          600       600       600       600       600       600       600       600       600       600       600       600
 5          600       600       600       600       600       600       600       600       600       600       600       600
 6          600       600       600       600       600       600       600       600       600       600       600       600
 7          900       900       900       600       600       900       900       900       900       900       600       600
 8          900       900       900       600       600       900       900       900       900       900       600       600
 9          900       900       900       600       600       900       900       900       900       900       600       600
10          900       900       900       600       600       900       900       900       900       900       600       600
11          900       900       900       600       600       900       900       900       900       900       600       600
12          900       900       900       600       600       900       900       900       900       900       600       600
13          900       900       900       600       600       900       900       900       900       900       600       600
14          900       900       900       600       600       900       900       900       900       900       600       600

      7/28/2005  7/29/2005 7/30/2005 7/31/2005
 1          600       600       600        600
 2          600       600       600        600
 3          600       600       600        600
 4          600       600       600        600
 5          600       600       600        600
 6          600       600       600        600
 7          900       900       900        900
 8          900       900       900        900
 9          900       900       900        900
10          900       900       900        900
11          900       900       900        900
12          900       900       900        900
13          900       900       900        900
14          900       900       900        900


15      900     900     900     600     600     900     900     900     900     900     600    600     900     900     900     900
16      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
17      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
18      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
19      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
20      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
21      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
22      900     900     900     600     600      900    900     900     900     900     600    600     900     900     900     900
23      600     600     600     600     600      600    600     600     600     600     600    600     600     600     600     600
24      600     600     600     600     600      600    600     600     600     600     600    600     600     600     600     600



SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                                         Delivered Energy

     7/1/2005 7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
 1      1,250    1,329     1,441    1,559    1,548   1,515    1,602    1,740    1,561     1,558     1,214     1,214     1,069
 2      1,127    1,203     1,321    1,430    1,428   1,377    1,481    1,643    1,454     1,406     1,133     1,127       976
 3      1,058    1,145     1,231    1,346    1,335   1,268    1,477    1,567    1,356     1,307     1,063     1,041       907
 4      1,046    1,081     1,168    1,268    1,272   1,181    1,376    1,508    1,285     1,256     1,024       996       866
 5      1,036    1,068     1,167    1,208    1,204   1,142    1,361    1,504    1,280     1,223     1,046       955       812
 6      1,048    1,088     1,189    1,171    1,154   1,084    1,398    1,533    1,304     1,275     1,051       958       773
 7        829      846       941    1,131    1,114   1,051    1,204    1,308    1,094     1,052       812       945       756
 8      1,017    1,058     1,187    1,245    1,250   1,158    1,447    1,548    1,291     1,159       998     1,077       872
 9      1,216    1,272     1,424    1,474    1,470   1,365    1,676    1,744    1,493     1,301     1,162     1,235     1,027
10      1,400    1,449     1,611    1,718    1,737   1,591    1,800    1,922    1,661     1,393     1,287     1,403     1,189
11      1,544    1,626     1,759    1,912    1,905   1,782    1,965    2,054    1,781     1,487     1,359     1,585     1,331
12      1,652    1,740     1,888    2,063    2,052   1,956    2,121    2,160    1,908     1,594     1,414     1,677     1,454
13      1,738    1,856     2,003    2,175    2,175   2,078    2,239    2,249    1,945     1,662     1,509     1,753     1,561
14      1,814    1,948     2,112    2,258    2,225   2,160    2,354    2,331    1,980     1,733     1,583     1,801     1,658
15      1,870    2,016     2,182    2,319    2,259   2,197    2,416    2,305    2,044     1,785     1,616     1,790     1,694
16      1,951    2,042     2,179    2,327    2,346   2,241    2,445    2,282    2,134     1,775     1,671     1,786     1,771
17      1,963    2,008     2,199    2,312    2,373   2,287    2,460    2,203    2,117     1,762     1,680     1,797     1,810
18      1,950    1,959     2,185    2,228    2,354   2,307    2,462    2,076    2,095     1,678     1,674     1,772     1,804
19      1,863    1,915     2,089    2,175    2,299   2,257    2,386    1,991    2,040     1,586     1,599     1,731     1,771
20      1,745    1,810     1,988    2,099    2,196   2,174    2,245    1,868    1,933     1,506     1,488     1,618     1,693
21      1,713    1,752     1,902    2,018    2,133   2,169    2,216    1,846    1,855     1,470     1,435     1,545     1,633
22      1,661    1,737     1,872    1,902    2,087   2,150    2,168    1,833    1,800     1,424     1,393     1,514     1,624
23      1,758    1,788     1,963    1,855    1,871   1,959    2,212    1,950    1,906     1,588     1,546     1,391     1,448
24      1,520    1,592     1,721    1,713    1,661   1,758    1,952    1,731    1,696     1,368     1,346     1,208     1,258

    7/14/2005  7/15/2005
 1      1,142      1,465
 2      1,061      1,380
 3      1,000      1,298
 4        960      1,283
 5        957      1,267
 6        992      1,370
 7        783      1,156
 8        998      1,356
 9      1,208      1,497
10      1,316      1,632
11      1,510      1,782
12      1,623      1,872
13      1,737      1,984
14      1,852      2,071
15      1,917      2,077
16      1,964      2,127
17      1,931      2,174
18      2,037      2,156
19      1,913      2,094
20      1,799      1,955
21      1,750      1,869
22      1,726      1,818
23      1,821      1,837
24      1,611      1,593

     7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
 1       1,428     1,456     1,678     1,174     1,276     1,639     1,337     1,168     1,146     1,200     1,256     1,381
 2       1,333     1,336     1,533     1,066     1,145     1,510     1,263     1,091     1,052     1,105     1,102     1,240
 3       1,190     1,251     1,422     1,008     1,087     1,406     1,176     1,037       988     1,048     1,043     1,177
 4       1,131     1,199     1,372     1,001     1,034     1,320     1,120     1,008       980     1,014       983     1,140
 5       1,117     1,184     1,331       982     1,014     1,287     1,107     1,008       966     1,002       964     1,115
 6       1,159     1,223     1,387       970       969     1,340     1,169     1,082     1,023     1,054       953     1,086
 7         894       980     1,179       936       928     1,093       913       805       755       806       936     1,069
 8       1,144     1,196     1,284     1,039     1,035     1,303     1,061       975       924       942     1,033     1,154
 9       1,335     1,398     1,370     1,181     1,244     1,508     1,209     1,107     1,086     1,096     1,215     1,368
10       1,448     1,550     1,412     1,295     1,479     1,657     1,333     1,188     1,199     1,258     1,420     1,591
11       1,617     1,747     1,428     1,461     1,661     1,794     1,391     1,300     1,305     1,361     1,591     1,788
12       1,738     1,890     1,455     1,558     1,870     1,906     1,473     1,367     1,369     1,475     1,715     1,958
13       1,832     1,966     1,429     1,624     1,987     2,012     1,521     1,422     1,444     1,561     1,835     2,024
14       1,944     2,086     1,439     1,715     2,061     2,079     1,576     1,479     1,515     1,642     1,906     2,097

     7/28/2005 7/29/2005 7/30/2005 7/31/2005
 1       1,494     1,224     1,254     1,360
 2       1,385     1,142     1,168     1,254
 3       1,312     1,080     1,100     1,162
 4       1,276     1,043     1,055     1,129
 5       1,254     1,055     1,042     1,125
 6       1,314     1,128     1,106     1,178
 7       1,086       862       830       929
 8       1,216     1,018     1,003     1,096
 9       1,324     1,162     1,178     1,293
10       1,389     1,300     1,334     1,490
11       1,458     1,445     1,479     1,637
12       1,499     1,570     1,576     1,824
13       1,550     1,610     1,638     1,882
14       1,611     1,679     1,759     1,953


                                                         Delivered Energy
15       1,971     2,140     1,534     1,785     2,157     2,101     1,582     1,486     1,537     1,723     1,969     2,134
16       2,039     2,211     1,503     1,868     2,230     2,091     1,561     1,518     1,571     1,750     2,044     2,178
17       2,074     2,296     1,507     1,939     2,282     2,099     1,546     1,555     1,590     1,759     2,100     2,205
18       2,074     2,309     1,470     1,983     2,282     2,041     1,493     1,534     1,567     1,748     2,076     2,202
19       2,009     2,229     1,402     1,933     2,254     1,909     1,421     1,488     1,546     1,646     2,000     2,152
20       1,843     2,126     1,333     1,851     2,161     1,734     1,333     1,376     1,448     1,523     1,904     2,095
21       1,822     2,031     1,357     1,804     2,159     1,681     1,326     1,347     1,432     1,495     1,892     2,109
22       1,746     2,032     1,357     1,776     2,135     1,604     1,307     1,331     1,411     1,465     1,839     2,033
23       1,849     2,082     1,511     1,590     1,950     1,705     1,453     1,475     1,532     1,579     1,672     1,840
24       1,614     1,817     1,316     1,397     1,772     1,465     1,259     1,272     1,330     1,404     1,485     1,638


15       1,610     1,705     1,806     1,997
16       1,609     1,734     1,854     2,084
17       1,630     1,769     1,864     2,136
18       1,642     1,774     1,871     2,112
19       1,573     1,730     1,807     2,037
20       1,488     1,613     1,699     1,911
21       1,467     1,575     1,663     1,877
22       1,442     1,492     1,608     1,799
23       1,577     1,608     1,716     1,901
24       1,371     1,391     1,490     1,663


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                              Tier 1 Energy

     7/1/2005 7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
 1      1,250    1,250    1,400    1,400    1,548    1,400    1,400    1,740    1,500     1,500     1,200     1,214     1,069
 2      1,100    1,100    1,300    1,300    1,428    1,300    1,300    1,643    1,454     1,406     1,100     1,100       976
 3      1,050    1,050    1,200    1,300    1,300    1,268    1,200    1,500    1,300     1,300     1,000     1,000       907
 4      1,046    1,050    1,150    1,268    1,200    1,181    1,150    1,500    1,285     1,256     1,000       996       866
 5      1,036    1,050    1,167    1,200    1,200    1,142    1,200    1,500    1,280     1,223     1,000       955       812
 6      1,048    1,050    1,189    1,100    1,154    1,084    1,200    1,500    1,300     1,275     1,000       958       773
 7        800      800      941    1,100    1,114    1,000      950    1,200    1,000     1,000       812       945       756
 8      1,000    1,000    1,100    1,200    1,200    1,100    1,100    1,500    1,000     1,000       998     1,000       872
 9      1,200    1,200    1,400    1,400    1,400    1,300    1,400    1,744    1,300     1,300     1,162     1,100     1,027
10      1,400    1,400    1,611    1,700    1,700    1,591    1,700    1,922    1,661     1,393     1,200     1,400     1,189
11      1,500    1,500    1,759    1,900    1,900    1,782    1,800    2,054    1,781     1,487     1,359     1,585     1,331
12      1,650    1,650    1,888    2,063    2,052    1,956    1,900    2,160    1,908     1,594     1,400     1,677     1,454
13      1,738    1,750    2,000    2,150    2,175    2,078    2,000    2,249    1,945     1,662     1,509     1,700     1,561
14      1,800    1,800    2,100    2,258    2,200    2,160    2,100    2,300    1,980     1,733     1,583     1,800     1,658
15      1,850    1,850    2,182    2,300    2,259    2,197    2,200    2,300    2,000     1,785     1,600     1,790     1,694
16      1,950    1,950    2,179    2,300    2,300    2,241    2,200    2,282    2,000     1,775     1,600     1,786     1,771
17      1,950    1,950    2,199    2,300    2,300    2,287    2,200    2,203    2,000     1,762     1,600     1,797     1,800
18      1,950    1,950    2,185    2,228    2,300    2,300    2,200    2,076    2,000     1,678     1,600     1,772     1,800
19      1,863    1,900    2,000    2,175    2,299    2,257    2,000    1,991    2,000     1,586     1,599     1,731     1,771
20      1,745    1,800    1,988    2,099    2,196    2,174    2,000    1,800    1,933     1,506     1,488     1,618     1,693
21      1,700    1,700    1,902    2,000    2,133    2,100    2,000    1,800    1,855     1,470     1,400     1,500     1,500
22      1,600    1,600    1,872    1,900    2,087    2,150    1,900    1,800    1,800     1,424     1,200     1,500     1,500
23      1,758    1,788    1,963    1,800    1,871    1,959    2,000    1,900    1,906     1,588     1,400     1,300     1,300
24      1,500    1,500    1,500    1,700    1,600    1,758    1,500    1,700    1,696     1,368     1,300     1,208     1,258

     7/14/2005 7/15/2005
 1       1,142     1,300
 2       1,061     1,100
 3       1,000     1,000
 4         960     1,000
 5         957     1,000
 6         992     1,000
 7         700       700
 8         700       700
 9       1,200     1,200
10       1,300     1,300
11       1,500     1,500
12       1,600     1,600
13       1,737     1,800
14       1,852     1,900
15       1,900     1,900
16       1,900     1,900
17       1,900     1,900
18       1,900     1,900
19       1,900     1,900
20       1,799     1,900
21       1,700     1,700
22       1,600     1,600
23       1,800     1,800
24       1,600     1,593


     7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
 1       1,300     1,400     1,200     1,174     1,276     1,639     1,300     1,168     1,146     1,200     1,256     1,300
 2       1,100     1,300     1,100     1,066     1,100     1,510     1,100     1,091     1,052     1,100     1,100     1,200
 3       1,000     1,200     1,000     1,000     1,087     1,406     1,000     1,037       988     1,000     1,000     1,100
 4       1,000     1,150     1,000     1,000     1,000     1,320     1,000     1,008       980     1,000       983     1,100
 5       1,000     1,184     1,000       982     1,000     1,287     1,000     1,008       966     1,000       964     1,100
 6       1,000     1,200     1,000       970       969     1,340     1,000     1,082     1,023     1,000       953     1,086
 7         700       950       900       936       928     1,093       700       800       755       806       936     1,069
 8         700     1,100     1,000     1,000     1,000     1,303       700       900       900       942     1,000     1,100
 9       1,200     1,398     1,200     1,100     1,000     1,508     1,200     1,100     1,086     1,096     1,100     1,300
10       1,300     1,550     1,200     1,295     1,479     1,657     1,300     1,188     1,199     1,200     1,400     1,500
11       1,500     1,747     1,400     1,461     1,600     1,794     1,391     1,300     1,300     1,361     1,591     1,788
12       1,600     1,890     1,400     1,558     1,800     1,906     1,473     1,367     1,369     1,400     1,700     1,900
13       1,800     1,966     1,429     1,624     1,900     2,012     1,521     1,422     1,444     1,561     1,700     2,000
14       1,900     2,086     1,439     1,715     2,061     2,079     1,576     1,479     1,500     1,600     1,800     2,097

     7/28/2005 7/29/2005 7/30/2005 7/31/2005
 1       1,300     1,224     1,200     1,200
 2       1,100     1,100     1,100     1,100
 3       1,000     1,000     1,100     1,100
 4       1,000     1,000     1,055     1,100
 5       1,000     1,000     1,042     1,100
 6       1,000     1,000     1,100     1,100
 7         700       700       800       800
 8         700       700       900       900
 9       1,200     1,162     1,100     1,100
10       1,300     1,300     1,200     1,200
11       1,458     1,445     1,300     1,300
12       1,499     1,570     1,400     1,400
13       1,550     1,610     1,638     1,700
14       1,611     1,679     1,759     1,800

                                              Tier 1 Energy

15       1,900     2,140     1,534     1,785     2,157     2,101     1,582     1,486     1,500     1,600     1,800     2,100
16       1,900     2,200     1,503     1,800     2,200     2,091     1,561     1,500     1,500     1,600     1,800     2,100
17       1,900     2,200     1,507     1,800     2,200     2,099     1,546     1,500     1,500     1,600     1,800     2,200
18       1,900     2,200     1,470     1,800     2,200     2,041     1,493     1,500     1,500     1,600     1,800     2,200
19       1,900     2,000     1,402     1,800     2,200     1,909     1,421     1,488     1,500     1,600     1,800     2,152
20       1,843     2,000     1,333     1,800     2,161     1,734     1,333     1,376     1,448     1,523     1,800     2,095
21       1,700     2,000     1,357     1,500     2,159     1,681     1,326     1,300     1,300     1,400     1,500     2,100
22       1,600     1,900     1,200     1,500     2,000     1,604     1,307     1,300     1,300     1,200     1,500     2,000
23       1,800     2,000     1,400     1,300     1,900     1,705     1,453     1,300     1,300     1,400     1,300     1,800
24       1,600     1,500     1,300     1,300     1,772     1,465     1,259     1,272     1,300     1,300     1,300     1,600

15       1,610     1,705     1,800     1,800
16       1,609     1,734     1,800     1,800
17       1,630     1,769     1,800     1,800
18       1,642     1,774     1,800     1,800
19       1,573     1,730     1,800     1,800
20       1,488     1,613     1,699     1,700
21       1,467     1,575     1,600     1,600
22       1,442     1,492     1,600     1,600
23       1,577     1,608     1,700     1,700
24       1,371     1,391     1,490     1,500


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                              Scheduled Energy

     7/1/2005 7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
 1      1,250    1,250    1,400    1,400    1,600    1,400    1,400    1,800    1,500     1,500     1,200     1,300     1,300
 2      1,100    1,100    1,300    1,300    1,500    1,300    1,300    1,700    1,500     1,500     1,100     1,100     1,100
 3      1,050    1,050    1,200    1,300    1,300    1,300    1,200    1,500    1,300     1,300     1,000     1,000     1,000
 4      1,050    1,050    1,150    1,300    1,200    1,200    1,150    1,500    1,300     1,300     1,000     1,000     1,000
 5      1,050    1,050    1,200    1,200    1,200    1,200    1,200    1,500    1,300     1,300     1,000     1,000     1,000
 6      1,050    1,050    1,200    1,100    1,200    1,100    1,200    1,500    1,300     1,300     1,000     1,000     1,000
 7        800      800      950    1,100    1,200    1,000      950    1,200    1,000     1,000       900     1,000     1,000
 8      1,000    1,000    1,100    1,200    1,200    1,100    1,100    1,500    1,000     1,000     1,000     1,000     1,000
 9      1,200    1,200    1,400    1,400    1,400    1,300    1,400    1,800    1,300     1,300     1,200     1,100     1,100
10      1,400    1,400    1,700    1,700    1,700    1,600    1,700    2,100    1,700     1,700     1,200     1,400     1,400
11      1,500    1,500    1,800    1,900    1,900    1,800    1,800    2,300    1,900     1,900     1,400     1,600     1,600
12      1,650    1,650    1,900    2,100    2,100    2,000    1,900    2,300    2,000     2,000     1,400     1,700     1,700
13      1,750    1,750    2,000    2,150    2,200    2,100    2,000    2,300    2,000     2,000     1,600     1,700     1,700
14      1,800    1,800    2,100    2,300    2,200    2,200    2,100    2,300    2,000     2,000     1,600     1,800     1,800
15      1,850    1,850    2,200    2,300    2,300    2,200    2,200    2,300    2,000     2,000     1,600     1,800     1,800
16      1,950    1,950    2,200    2,300    2,300    2,300    2,200    2,300    2,000     2,000     1,600     1,800     1,800
17      1,950    1,950    2,200    2,300    2,300    2,300    2,200    2,300    2,000     2,000     1,600     1,800     1,800
18      1,950    1,950    2,200    2,300    2,300    2,300    2,200    2,100    2,000     2,000     1,600     1,800     1,800
19      1,900    1,900    2,000    2,200    2,300    2,300    2,000    2,000    2,000     2,000     1,600     1,800     1,800
20      1,800    1,800    2,000    2,100    2,300    2,300    2,000    1,800    2,000     2,000     1,600     1,800     1,800
21      1,700    1,700    2,000    2,000    2,200    2,100    2,000    1,800    1,900     1,900     1,400     1,500     1,500
22      1,600    1,600    1,900    1,900    2,100    2,150    1,900    1,800    1,800     1,800     1,200     1,500     1,500
23      1,800    1,800    2,000    1,800    1,900    2,050    2,000    1,900    2,000     2,000     1,400     1,300     1,300
24      1,500    1,500    1,500    1,700    1,600    1,800    1,500    1,700    1,700     1,700     1,300     1,300     1,300

     7/14/2005 7/15/2005
 1       1,300     1,300
 2       1,100     1,100
 3       1,000     1,000
 4       1,000     1,000
 5       1,000     1,000
 6       1,000     1,000
 7         700       700
 8         700       700
 9       1,200     1,200
10       1,300     1,300
11       1,500     1,500
12       1,600     1,600
13       1,800     1,800
14       1,900     1,900
15       1,900     1,900
16       1,900     1,900
17       1,900     1,900
18       1,900     1,900
19       1,900     1,900
20       1,900     1,900
21       1,700     1,700
22       1,600     1,600
23       1,800     1,800
24       1,600     1,600

     7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
 1       1,300     1,400     1,200     1,300     1,300     1,800     1,300     1,400     1,200     1,200     1,300     1,300
 2       1,100     1,300     1,100     1,100     1,100     1,700     1,100     1,100     1,100     1,100     1,100     1,200
 3       1,000     1,200     1,000     1,000     1,100     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 4       1,000     1,150     1,000     1,000     1,000     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 5       1,000     1,200     1,000     1,000     1,000     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 6       1,000     1,200     1,000     1,000     1,000     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 7         700       950       900     1,000     1,000     1,200       700       800       800       900     1,000     1,100
 8         700     1,100     1,000     1,000     1,000     1,400       700       900       900     1,000     1,000     1,100
 9       1,200     1,400     1,200     1,100     1,000     1,600     1,200     1,100     1,100     1,200     1,100     1,300
10       1,300     1,700     1,200     1,400     1,500     2,200     1,300     1,200     1,200     1,200     1,400     1,500
11       1,500     1,800     1,400     1,600     1,600     2,200     1,500     1,300     1,300     1,400     1,600     1,800
12       1,600     1,900     1,400     1,700     1,800     2,200     1,600     1,400     1,400     1,400     1,700     1,900
13       1,800     2,000     1,600     1,700     1,900     2,200     1,700     1,500     1,500     1,600     1,700     2,000
14       1,900     2,100     1,600     1,800     2,100     2,200     1,800     1,500     1,500     1,600     1,800     2,100

     7/28/2005 7/29/2005 7/30/2005 7/30/2005
 1       1,300     1,300     1,200     1,200
 2       1,100     1,100     1,100     1,100
 3       1,000     1,000     1,100     1,100
 4       1,000     1,000     1,100     1,100
 5       1,000     1,000     1,100     1,100
 6       1,000     1,000     1,100     1,100
 7         700       700       800       800
 8         700       700       900       900
 9       1,200     1,200     1,100     1,100
10       1,300     1,300     1,200     1,200
11       1,500     1,500     1,300     1,300
12       1,600     1,600     1,400     1,400
13       1,700     1,700     1,700     1,700
14       1,800     1,800     1,800     1,800

                                              Scheduled Energy

15       1,900     2,200     1,600     1,800     2,200     2,200     1,800     1,500     1,500     1,600     1,800     2,100
16       1,900     2,200     1,600     1,800     2,200     2,200     1,800     1,500     1,500     1,600     1,800     2,100
17       1,900     2,200     1,600     1,800     2,200     2,200     1,800     1,500     1,500     1,600     1,800     2,200
18       1,900     2,200     1,600     1,800     2,200     2,100     1,800     1,500     1,500     1,600     1,800     2,200
19       1,900     2,000     1,600     1,800     2,200     2,000     1,800     1,500     1,500     1,600     1,800     2,200
20       1,900     2,000     1,600     1,800     2,200     1,800     1,800     1,500     1,500     1,600     1,800     2,100
21       1,700     2,000     1,400     1,500     2,200     1,800     1,600     1,300     1,300     1,400     1,500     2,100
22       1,600     1,900     1,200     1,500     2,000     1,800     1,600     1,300     1,300     1,200     1,500     2,000
23       1,800     2,000     1,400     1,300     1,900     1,900     1,800     1,300     1,300     1,400     1,300     1,800
24       1,600     1,500     1,300     1,300     1,800     1,700     1,600     1,300     1,300     1,300     1,300     1,600


15       1,800     1,800     1,800     1,800
16       1,800     1,800     1,800     1,800
17       1,800     1,800     1,800     1,800
18       1,800     1,800     1,800     1,800
19       1,800     1,800     1,800     1,800
20       1,800     1,800     1,700     1,700
21       1,600     1,600     1,600     1,600
22       1,600     1,600     1,600     1,600
23       1,800     1,800     1,700     1,700
24       1,600     1,600     1,500     1,500

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                                    Sched Energy Less Tier 2 Energy

     7/1/2005 7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
 1      1,250    1,250    1,400    1,400    1,600    1,400    1,400    1,800    1,500     1,500     1,200     1,300     1,300
 2      1,100    1,100    1,300    1,300    1,500    1,300    1,300    1,700    1,500     1,500     1,100     1,100     1,100
 3      1,050    1,050    1,200    1,300    1,300    1,300    1,200    1,500    1,300     1,300     1,000     1,000     1,000
 4      1,050    1,050    1,150    1,300    1,200    1,200    1,150    1,500    1,300     1,300     1,000     1,000     1,000
 5      1,050    1,050    1,200    1,200    1,200    1,200    1,200    1,500    1,300     1,300     1,000     1,000     1,000
 6      1,050    1,050    1,200    1,100    1,200    1,100    1,200    1,500    1,300     1,300     1,000     1,000     1,000
 7        800      800      950    1,100    1,200    1,000      950    1,200    1,000     1,000       900     1,000     1,000
 8      1,000    1,000    1,100    1,200    1,200    1,100    1,100    1,500    1,000     1,000     1,000     1,000     1,000
 9      1,200    1,200    1,400    1,400    1,400    1,300    1,400    1,800    1,300     1,300     1,200     1,100     1,100
10      1,400    1,400    1,700    1,700    1,700    1,600    1,700    2,100    1,700     1,700     1,200     1,400     1,400
11      1,500    1,500    1,800    1,900    1,900    1,800    1,800    2,300    1,900     1,900     1,400     1,600     1,600
12      1,650    1,650    1,900    2,100    2,100    2,000    1,900    2,300    2,000     2,000     1,400     1,700     1,700
13      1,750    1,750    2,000    2,150    2,200    2,100    2,000    2,300    2,000     2,000     1,600     1,700     1,700
14      1,800    1,800    2,100    2,300    2,200    2,200    2,100    2,300    2,000     2,000     1,600     1,800     1,800
15      1,850    1,850    2,200    2,300    2,300    2,200    2,200    2,300    2,000     2,000     1,600     1,800     1,800
16      1,950    1,950    2,200    2,300    2,300    2,300    2,200    2,300    2,000     2,000     1,600     1,800     1,800
17      1,950    1,950    2,200    2,300    2,300    2,300    2,200    2,300    2,000     2,000     1,600     1,800     1,800
18      1,950    1,950    2,200    2,300    2,300    2,300    2,200    2,100    2,000     2,000     1,600     1,800     1,800
19      1,900    1,900    2,000    2,200    2,300    2,300    2,000    2,000    2,000     2,000     1,600     1,800     1,800
20      1,800    1,800    2,000    2,100    2,300    2,300    2,000    1,800    2,000     2,000     1,600     1,800     1,800
21      1,700    1,700    2,000    2,000    2,200    2,100    2,000    1,800    1,900     1,900     1,400     1,500     1,500
22      1,600    1,600    1,900    1,900    2,100    2,150    1,900    1,800    1,800     1,800     1,200     1,500     1,500
23      1,800    1,800    2,000    1,800    1,900    2,050    2,000    1,900    2,000     2,000     1,400     1,300     1,300
24      1,500    1,500    1,500    1,700    1,600    1,800    1,500    1,700    1,700     1,700     1,300     1,300     1,300

 1      1,300    1,300
 2      1,100    1,100
 3      1,000    1,000
 4      1,000    1,000
 5      1,000    1,000
 6      1,000    1,000
 7        700      700
 8        700      700
 9      1,200    1,200
10      1,300    1,300
11      1,500    1,500
12      1,600    1,600
13      1,800    1,800
14      1,900    1,900
15      1,900    1,900
16      1,900    1,900
17      1,900    1,900
18      1,900    1,900
19      1,900    1,900
20      1,900    1,900
21      1,700    1,700
22      1,600    1,600
23      1,800    1,800
24      1,600    1,600

     7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
 1       1,300     1,400     1,200     1,300     1,300     1,800     1,300     1,400     1,200     1,200     1,300     1,300
 2       1,100     1,300     1,100     1,100     1,100     1,700     1,100     1,100     1,100     1,100     1,100     1,200
 3       1,000     1,200     1,000     1,000     1,100     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 4       1,000     1,150     1,000     1,000     1,000     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 5       1,000     1,200     1,000     1,000     1,000     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 6       1,000     1,200     1,000     1,000     1,000     1,500     1,000     1,100     1,100     1,000     1,000     1,100
 7         700       950       900     1,000     1,000     1,200       700       800       800       900     1,000     1,100
 8         700     1,100     1,000     1,000     1,000     1,400       700       900       900     1,000     1,000     1,100
 9       1,200     1,400     1,200     1,100     1,000     1,600     1,200     1,100     1,100     1,200     1,100     1,300
10       1,300     1,700     1,200     1,400     1,500     2,200     1,300     1,200     1,200     1,200     1,400     1,500
11       1,500     1,800     1,400     1,600     1,600     2,200     1,500     1,300     1,300     1,400     1,600     1,800
12       1,600     1,900     1,400     1,700     1,800     2,200     1,600     1,400     1,400     1,400     1,700     1,900
13       1,800     2,000     1,600     1,700     1,900     2,200     1,700     1,500     1,500     1,600     1,700     2,000
14       1,900     2,100     1,600     1,800     2,100     2,200     1,800     1,500     1,500     1,600     1,800     2,100

     7/28/2005 7/29/2005 7/30/2005 7/31/2005
 1       1,300     1,300     1,200     1,200
 2       1,100     1,100     1,100     1,100
 3       1,000     1,000     1,100     1,100
 4       1,000     1,000     1,100     1,100
 5       1,000     1,000     1,100     1,100
 6       1,000     1,000     1,100     1,100
 7         700       700       800       800
 8         700       700       900       900
 9       1,200     1,200     1,100     1,100
10       1,300     1,300     1,200     1,200
11       1,500     1,500     1,300     1,300
12       1,600     1,600     1,400     1,400
13       1,700     1,700     1,700     1,700
14       1,800     1,800     1,800     1,800


                                                    Sched Energy Less Tier 2 Energy

15       1,900     2,200     1,600     1,800     2,200     2,200     1,800     1,500     1,500     1,600     1,800     2,100
16       1,900     2,200     1,600     1,800     2,200     2,200     1,800     1,500     1,500     1,600     1,800     2,100
17       1,900     2,200     1,600     1,800     2,200     2,200     1,800     1,500     1,500     1,600     1,800     2,200
18       1,900     2,200     1,600     1,800     2,200     2,100     1,800     1,500     1,500     1,600     1,800     2,200
19       1,900     2,000     1,600     1,800     2,200     2,000     1,800     1,500     1,500     1,600     1,800     2,200
20       1,900     2,000     1,600     1,800     2,200     1,800     1,800     1,500     1,500     1,600     1,800     2,100
21       1,700     2,000     1,400     1,500     2,200     1,800     1,600     1,300     1,300     1,400     1,500     2,100
22       1,600     1,900     1,200     1,500     2,000     1,800     1,600     1,300     1,300     1,200     1,500     2,000
23       1,800     2,000     1,400     1,300     1,900     1,900     1,800     1,300     1,300     1,400     1,300     1,800
24       1,600     1,500     1,300     1,300     1,800     1,700     1,600     1,300     1,300     1,300     1,300     1,600


15       1,800     1,800     1,800     1,800
16       1,800     1,800     1,800     1,800
17       1,800     1,800     1,800     1,800
18       1,800     1,800     1,800     1,800
19       1,800     1,800     1,800     1,800
20       1,800     1,800     1,700     1,700
21       1,600     1,600     1,600     1,600
22       1,600     1,600     1,600     1,600
23       1,800     1,800     1,700     1,700
24       1,600     1,600     1,500     1,500


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                                      Bandwidth Allowance

     7/1/2005  7/2/2005  7/3/2005  7/4/2005  7/5/2005 7/6/2005   7/7/2005  7/8/2005  7/9/2005 7/10/2005 7/11/2005 7/12/2005
  1       125       125       140       140       160      140        140       180       150       150       120       130
  2       110       110       130       130       150      130        130       170       150       150       110       110
  3       105       105       120       130       130      130        120       150       130       130       100       100
  4       105       105       115       130       120      120        115       150       130       130       100       100
  5       105       105       120       120       120      120        120       150       130       130       100       100
  6       105       105       120       110       120      110        120       150       130       130       100       100
  7        80        80        95       110       120      100         95       120       100       100        90       100
  8       100       100       110       120       120      110        110       150       100       100       100       100
  9       120       120       140       140       140      130        140       180       130       130       120       110
 10       140       140       170       170       170      160        170       210       170       170       120       140
 11       150       150       180       190       190      180        180       230       190       190       140       160
 12       165       165       190       210       210      200        190       230       200       200       140       170
 13       175       175       200       215       220      210        200       230       200       200       160       170
 14       180       180       210       230       220      220        210       230       200       200       160       180
 15       185       185       220       230       230      220        220       230       200       200       160       180
 16       195       195       220       230       230      230        220       230       200       200       160       180
 17       195       195       220       230       230      230        220       230       200       200       160       180
 18       195       195       220       230       230      230        220       210       200       200       160       180
 19       190       190       200       220       230      230        200       200       200       200       160       180
 20       180       180       200       210       230      230        200       180       200       200       160       180
 21       170       170       200       200       220      210        200       180       190       190       140       150
 22       160       160       190       190       210      215        190       180       180       180       120       150
 23       180       180       200       180       190      205        200       190       200       200       140       130
 24       150       150       150       170       160      180        150       170       170       170       130       130

    7/13/2005 7/14/2005 7/15/2005
  1       130       130       130
  2       110       110       110
  3       100       100       100
  4       100       100       100
  5       100       100       100
  6       100       100       100
  7       100        70        70
  8       100        70        70
  9       110       120       120
 10       140       130       130
 11       160       150       150
 12       170       160       160
 13       170       180       180
 14       180       190       190
 15       180       190       190
 16       180       190       190
 17       180       190       190
 18       180       190       190
 19       180       190       190
 20       180       190       190
 21       150       170       170
 22       150       160       160
 23       130       180       180
 24       130       160       160


   7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005
  1      130       140       120       130       130       180        130       140       120       120       130       130      130
  2      110       130       110       110       110       170        110       110       110       110       110       120      110
  3      100       120       100       100       110       150        100       110       110       100       100       110      100
  4      100       115       100       100       100       150        100       110       110       100       100       110      100
  5      100       120       100       100       100       150        100       110       110       100       100       110      100
  6      100       120       100       100       100       150        100       110       110       100       100       110      100
  7       70        95        90       100       100       120         70        80        80        90       100       110       70
  8       70       110       100       100       100       140         70        90        90       100       100       110       70
  9      120       140       120       110       100       160        120       110       110       120       110       130      120
 10      130       170       120       140       150       220        130       120       120       120       140       150      130
 11      150       180       140       160       160       220        150       130       130       140       160       180      150
 12      160       190       140       170       180       220        160       140       140       140       170       190      160
 13      180       200       160       170       190       220        170       150       150       160       170       200      170
 14      190       210       160       180       210       220        180       150       150       160       180       210      180

    7/29/2005 7/30/2005  7/31/2005
  1      130       120       120
  2      110       110       110
  3      100       110       110
  4      100       110       110
  5      100       110       110
  6      100       110       110
  7       70        80        80
  8       70        90        90
  9      120       110       110
 10      130       120       120
 11      150       130       130
 12      160       140       140
 13      170       170       170
 14      180       180       180

                                                      Bandwidth Allowance

   7/16/2005 7/17/2005 7/18/2005 7/19/2005  7/20/2005  7/21/2005  7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
 15      190       220       160       180        220        220        180       150       150       160       180       210
 16      190       220       160       180        220        220        180       150       150       160       180       210
 17      190       220       160       180        220        220        180       150       150       160       180       220
 18      190       220       160       180        220        210        180       150       150       160       180       220
 19      190       200       160       180        220        200        180       150       150       160       180       220
 20      190       200       160       180        220        180        180       150       150       160       180       210
 21      170       200       140       150        220        180        160       130       130       140       150       210
 22      160       190       120       150        200        180        160       130       130       120       150       200
 23      180       200       140       130        190        190        180       130       130       140       130       180
 24      160       150       130       130        180        170        160       130       130       130       130       160


   7/28/2005 7/29/2005 7/30/2005 7/31/2005
 15      180       180       180       180
 16      180       180       180       180
 17      180       180       180       180
 18      180       180       180       180
 19      180       180       180       180
 20      180       180       170       170
 21      160       160       160       160
 22      160       160       160       160
 23      180       180       170       170
 24      160       160       150       150


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                              Overscheduled Energy

   7/1/2005  7/2/2005 7/3/2005 7/4/2005 7/5/2005 7/6/2005 7/7/2005 7/8/2005 7/9/2005 7/10/2005  7/11/2005 7/12/2005 7/13/2005
  1       0         0        0        0        0        0        0        0        0         0          0         0       101
  2       0         0        0        0        0        0        0        0        0         0          0         0        14
  3       0         0        0        0        0        0        0        0        0         0          0         0         0
  4       0         0        0        0        0        0        0        0        0         0          0         0        34
  5       0         0        0        0        0        0        0        0        0         0          0         0        88
  6       0         0        0        0        0        0        0        0        0         0          0         0       127
  7       0         0        0        0        0        0        0        0        0         0          0         0       144
  8       0         0        0        0        0        0        0        0        0         0          0         0        28
  9       0         0        0        0        0        0        0        0        0         0          0         0         0
 10       0         0        0        0        0        0        0        0        0       137          0         0        71
 11       0         0        0        0        0        0        0       16        0       223          0         0       109
 12       0         0        0        0        0        0        0        0        0       206          0         0        76
 13       0         0        0        0        0        0        0        0        0       138          0         0         0
 14       0         0        0        0        0        0        0        0        0        67          0         0         0
 15       0         0        0        0        0        0        0        0        0        15          0         0         0
 16       0         0        0        0        0        0        0        0        0        25          0         0         0
 17       0         0        0        0        0        0        0        0        0        38          0         0         0
 18       0         0        0        0        0        0        0        0        0       122          0         0         0
 19       0         0        0        0        0        0        0        0        0       214          0         0         0
 20       0         0        0        0        0        0        0        0        0       294          0         2         0
 21       0         0        0        0        0        0        0        0        0       240          0         0         0
 22       0         0        0        0        0        0        0        0        0       196          0         0         0
 23       0         0        0        0        0        0        0        0        0       212          0         0         0
 24       0         0        0        0        0        0        0        0        0       162          0         0         0

   7/14/2004 7/15/2005
  1      28         0
  2       0         0
  3       0         0
  4       0         0
  5       0         0
  6       0         0
  7       0         0
  8       0         0
  9       0         0
 10       0         0
 11       0         0
 12       0         0
 13       0         0
 14       0         0
 15       0         0
 16       0         0
 17       0         0
 18       0         0
 19       0         0
 20       0         0
 21       0         0
 22       0         0
 23       0         0
 24       0         0

  7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005
  1       0         0         0         0         0         0         0        92         0         0         0         0         0
  2       0         0         0         0         0        20         0         0         0         0         0         0         0
  3       0         0         0         0         0         0         0         0         2         0         0         0         0
  4       0         0         0         0         0        30         0         0        10         0         0         0         0
  5       0         0         0         0         0        63         0         0        24         0         0         0         0
  6       0         0         0         0         0        10         0         0         0         0         0         0         0
  7       0         0         0         0         0         0         0         0         0         4         0         0         0
  8       0         0         0         0         0         0         0         0         0         0         0         0         0
  9       0         0         0         0         0         0         0         0         0         0         0         0         0
 10       0         0         0         0         0       323         0         0         0         0         0         0         0
 11       0         0         0         0         0       186         0         0         0         0         0         0         0
 12       0         0         0         0         0        74         0         0         0         0         0         0         0
 13       0         0        11         0         0         0         9         0         0         0         0         0         0
 14       0         0         1         0         0         0        44         0         0         0         0         0         9

  7/29/2005  7/30/2005 7/31/2005
  1       0         0         0
  2       0         0         0
  3       0         0         0
  4       0         0         0
  5       0         0         0
  6       0         0         0
  7       0         0         0
  8       0         0         0
  9       0         0         0
 10       0         0         0
 11       0         0         0
 12       0         0         0
 13       0         0         0
 14       0         0         0

                              Overscheduled Energy
 15        0        0         0         0         0         0        38         0         0        0          0         0        10
 16        0        0         0         0         0         0        59         0         0        0          0         0        11
 17        0        0         0         0         0         0        74         0         0        0          0         0         0
 18        0        0         0         0         0         0       127         0         0        0          0         0         0
 19        0        0        38         0         0         0       199         0         0        0          0         0        47
 20        0        0       107         0         0         0       287         0         0        0          0         0       132
 21        0        0         0         0         0         0       114         0         0        0          0         0         0
 23        0        0         0         0         0         5       167         0         0        0          0         0        43
 24        0        0         0         0         0        65       181         0         0        0          0         0        69

 15        0        0         0
 16        0        0         0
 17        0        0         0
 18        0        0         0
 19        0        0         0
 20        7        0         0
 21        0        0         0
 23       12        0         0
 24       49        0         0


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern


                               Supplemental Energy

         7/1/2005  7/2/2005    7/3/2005    7/4/2005    7/5/2005  7/6/2005    7/7/2005  7/8/2005   7/9/2005   7/10/2005    7/11/2005
  1             0        79          41         140           0       115         140         0         61          58           14
  2            27       103          21         130           0        77         130         0          0           0           33
  3             8        95          31          46          35         0         120        67         56           7           63
  4             0        31          18           0          72         0         115         8          0           0           24
  5             0        18           0           8           4         0         120         4          0           0           46
  6             0        38           0          71           0         0         120        33          4           0           51
  7            29        46           0          31           0        51          95       108         94          52            0
  8            17        58          87          45          50        58         110        48        100         100            0
  9            16        72          24          74          70        65         140         0        130           1            0
 10             0        49           0          18          37         0         100         0          0           0           87
 11            44       126           0          12           5         0         165         0          0           0            0
 12             2        90           0           0           0         0         190         0          0           0           14
 13             0       106           3          25           0         0         200         0          0           0            0
 14            14       148          12           0          25         0         210        31          0           0            0
 15            20       166           0          19           0         0         216         5         44           0           16
 16             1        92           0          27          46         0         220         0        134           0           71
 17            13        58           0          12          73         0         220         0        117           0           80
 18             0         9           0           0          54         7         220         0         95           0           74
 19             0        15          89           0           0         0         200         0         40           0            0
 20             0        10           0           0           0         0         200        68          0           0            0
 21            13        52           0          18           0        69         200        46          0           0           35
 22            61       137           0           2           0         0         190        33          0           0          120
 23             0         0           0          55           0         0         200        50          0           0          140
 24            20        92         150          13          61         0         150        31          0           0           46

        7/13/2005  7/14/2005   7/15/2005
 1              0         0         130
 2              0         0         110
 3              0         0         100
 4              0         0         100
 5              0         0         100
 6              0         0         100
 7              0        70          70
 8              0        70          70
 9              0         8         120
 10             0        16         130
 11             0        10         150
 12             0        23         160
 13             0         0         180
 14             0         0         171
 15             0        17         177
 16             0        64         190
 17            10        31         190
 18             4       137         190
 19             0        13         190
 20             0         0          55
 21           133        50         169
 22           124       126         160
 23           130        21          37
 24             0        11           0

        7/16/2005 7/17/2005   7/18/2005   7/19/2005   7/20/2005 7/21/2005   7/22/2005 7/23/2005  7/24/2005   7/25/2005    7/26/2005
  1           128        56         120           0           0         0          37         0          0           0            0
  2           110        36         110           0          45         0         110         0          0           5            2
  3           100        51         100           8           0         0         100         0          0          48           43
  4           100        49         100           1          34         0         100         0          0          14            0
  5           100         0         100           0          14         0         100         0          0           2            0
  6           100        23         100           0           0         0         100         0          0          54            0
  7            70        30          90           0           0         0          70         5          0           0            0
  8            70        96         100          39          35         0          70        75         24           0           33
  9           120         0         120          81         100         0           9         7          0           0          110
 10           130         0         120           0           0         0          33         0          0          58           20
 11           117         0          28           0          61         0           0         0          5           0            0
 12           138         0          55           0          70         0           0         0          0          75           15
 13            32         0           0           0          87         0           0         0          0           0          135
 14            44         0           0           0           0         0           0         0         15          42          106


        7/27/2005 7/28/2005   7/29/2005   7/30/2005   7/31/2005
 1             81       130           0          54         120
 2             40       110          42          68         110
 3             77       100          80           0          62
 4             40       100          43           0          29
 5             15       100          55           0          25
 6              0       100         100           6          78
 7              0        70          70          30          80
 8             54        70          70          90          90
 9             68       120           0          78         110
 10            91        89           0         120         120
 11             0         0           0         130         130
 12            58         0           0         140         140
 13            24         0           0           0         170
 14             0         0           0           0         153
                                       84

                               Supplemental Energy

 15            71         0           0           0           0         0           0         0         37         123          169
 16           139        11           0          68          30         0           0        18         71         150          180
 17           174        96           0         139          82         0           0        55         90         159          180
 18           174       109           0         180          82         0           0        34         67         148          180
 19           109       200           0         133          54         0           0         0         46          46          180
 20             0       126           0          51           0         0           0         0          0           0          104
 21           122        31           0         150           0         0           0        47        130          95          150
 22           146       132         120         150         135         0           0        31        111         120          150
 23            49        82         111         130          50         0           0       130        130         140          130
 24            14       150          16          97           0         0           0         0         30         104          130


 15            34         0           0           6         180
 16            78         0           0          54         180
 17             5         0           0          64         180
 18             2         0           0          71         180
 19             0         0           0           7         180
 20             0         0           0           0         170
 21             9         0           0          63         160
 22            33         0           0           8         160
 23            40         0           0          16         170
 24            38         0           0           0         150


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                              Underscheduled Energy

    7/1/2005  7/2/2005  7/3/2005 7/4/2005  7/5/2005  7/6/2005 7/7/2005  7/8/2005  7/9/2005 7/10/2005 7/11/2005 7/12/2005 7/13/2005
  1        0         0         0       19         0         0       62         0         0         0         0         0         0
  2        0         0         0        0         0         0       51         0         0         0         0         0         0
  3        0         0         0        0         0         0      157         0         0         0         0         0         0
  4        0         0         0        0         0         0      111         0         0         0         0         0         0
  5        0         0         0        0         0         0       41         0         0         0         0         0         0
  6        0         0         0        0         0         0       78         0         0         0         0         0         0
  7        0         0         0        0         0         0      159         0         0         0         0         0         0
  8        0         0         0        0         0         0      237         0       191        59         0         0         0
  9        0         0         0        0         0         0      136         0        63         0         0        25         0
 10        0         0         0        0         0         0        0         0         0         0         0         0         0
 11        0         0         0        0         0         0        0         0         0         0         0         0         0
 12        0         0         0        0         0         0       31         0         0         0         0         0         0
 13        0         0         0        0         0         0       39         0         0         0         0         0         0
 14        0         0         0        0         0         0       44         0         0         0         0         0         0
 15        0         0         0        0         0         0        0         0         0         0         0         0         0
 16        0         0         0        0         0         0       25         0         0         0         0         0         0
 17        0         0         0        0         0         0       40         0         0         0         0         0         0
 18        0         0         0        0         0         0       42         0         0         0         0         0         0
 19        0         0         0        0         0         0      186         0         0         0         0         0         0
 20        0         0         0        0         0         0       45         0         0         0         0         0         0
 21        0         0         0        0         0         0       16         0         0         0         0         0         0
 22        0         0         0        0         0         0       78         0         0         0        73         0         0
 23        0         0         0        0         0         0       12         0         0         0         6         0        18
 24        0         0        71        0         0         0      302         0         0         0         0         0         0

   7/14/2005 7/15/2005
  1        0        35
  2        0       170
  3        0       198
  4        0       183
  5        0       167
  6        0       270
  7       13       386
  8      228       586
  9        0       177
 10        0       202
 11        0       132
 12        0       112
 13        0         4
 14        0         0
 15        0         0
 16        0        37
 17        0        84
 18        0        66
 19        0         4
 20        0         0
 21        0         0
 22        0        58
 23        0         0
 24        0         0

   7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005
  1        0         0       358        0         0          0         0         0         0         0         0         0        64
  2      123         0       323        0         0          0        53         0         0         0         0         0       175
  3       90         0       322        0         0          0        76         0         0         0         0         0       212
  4       31         0       272        0         0          0        20         0         0         0         0         0       176
  5       17         0       231        0         0          0         7         0         0         0         0         0       154
  6       59         0       287        0         0          0        69         0         0         0         0         0       214
  7      124         0       189        0         0          0       143         0         0         0         0         0       316
  8      374         0       184        0         0          0       291         0         0         0         0         0       446
  9       15         0        50        0       144          0         0         0         0         0         5         0         4
 10       18         0        92        0         0          0         0         0         0         0         0         0         0
 11        0         0         0        0         0          0         0         0         0         0         0         0         0
 12        0         0         0        0         0          0         0         0         0         0         0         0         0
 13        0         0         0        0         0          0         0         0         0         0         0         0         0
 14        0         0         0        0         0          0         0         0         0         0         0         0         0

   7/29/2005 7/30/2005 7/31/2005
 1         0         0        40
 2         0         0        44
 3         0         0         0
 4         0         0         0
 5         0         0         0
 6        28         0         0
 7        92         0        49
 8       248        13       106
 9         0         0        83
10         0        14       170
11         0        49       207
12         0        36       284
13         0         0        12
14         0         0         0


                              Underscheduled Energy

   7/16/2005 7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005 7/28/2005
15         0         0         0        0         0         0          0         0         0         0         0         0        0
16         0         0         0        0         0         0          0         0         0         0        64         0        0
17         0         0         0        0         0         0          0         0         0         0       120         0        0
18         0         0         0        3         0         0          0         0         0         0        96         0        0
19         0        29         0        0         0         0          0         0         0         0        20         0        0
20         0         0         0        0         0         0          0         0         0         0         0         0        0
21         0         0         0       154        0         0          0         0         2         0       242         0        0
22         0         0        37       126        0         0          0         0         0       145       189         0        0
23         0         0         0       160        0         0          0        45       102        39       242         0        0
24         0       167         0        0         0         0          0         0         0         0        55         0        0


   7/29/2005 7/30/2005  7/31/2005
15         0         0        17
16         0         0       104
17         0         0       156
18         0         0       132
19         0         0        57
20         0         0        41
21         0         0       117
22         0         0        39
23         0         0        31
24         0         0        13


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                               12(c) Supp. Charges

     7/1/2005  7/2/2005   7/3/2005  7/4/2005  7/5/2005  7/6/2005  7/7/2005  7/8/2005  7/9/2005  7/10/2005 7/11/2005 7/12/2005
   1 $   -     $ 2,370    $  1,230  $  4,200  $   -     $  3,450  $ 4,200   $   -     $ 1,830   $ 1,740   $    420  $   -
   2 $   810   $ 3,090    $    630  $  3,900  $   -     $  2,310  $ 3,900   $   -     $   -     $   -     $    990  $   810
   3 $   240   $ 2,850    $    930  $  1,380  $ 1,050   $    -    $ 3,600   $ 2,010   $ 1,680   $   210   $  1,890  $ 1,230
   4 $   -     $   930    $    540  $    -    $ 2,160   $    -    $ 3,450   $   240   $   -     $   -     $    720  $   -
   5 $   -     $   540    $    -    $    240  $   120   $    -    $ 3,600   $   120   $   -     $   -     $  1,380  $   -
   6 $   -     $ 1,140    $    -    $  2,130  $   -     $    -    $ 3,600   $   990   $   120   $   -     $  1,530  $   -
   7 $   870   $ 1,380    $    -    $    930  $   -     $  1,530  $ 2,850   $ 3,240   $ 2,820   $ 1,560   $    -    $   -
   8 $   510   $ 1,740    $  2,610  $  1,350  $ 1,500   $  1,740  $ 3,300   $ 1,440   $ 3,000   $ 3,000   $    -    $ 2,310
   9 $   480   $ 2,160    $    720  $  2,220  $ 2,100   $  1,950  $ 4,200   $   -     $ 3,900   $    30   $    -    $ 3,300
  10 $   -     $ 1,470    $    -    $    540  $ 1,110   $    -    $ 3,000   $   -     $   -     $   -     $  2,610  $    90
  11 $ 1,320   $ 3,780    $    -    $    360  $   150   $    -    $ 4,950   $   -     $   -     $   -     $    -    $   -
  12 $    60   $ 2,700    $    -    $    -    $   -     $    -    $ 5,700   $   -     $   -     $   -     $    420  $   -
  13 $   -     $ 3,180    $     90  $    750  $   -     $    -    $ 6,000   $   -     $   -     $   -     $    -    $ 1,590
  14 $   420   $ 4,440    $    360  $    -    $   750   $    -    $ 6,300   $   930   $   -     $   -     $    -    $    30
  15 $   600   $ 4,980    $    -    $    570  $   -     $    -    $ 6,480   $   150   $ 1,320   $   -     $    480  $   -
  16 $    30   $ 2,760    $    -    $    810  $ 1,380   $    -    $ 6,600   $   -     $ 4,020   $   -     $  2,130  $   -
  17 $   390   $ 1,740    $    -    $    360  $ 2,190   $    -    $ 6,600   $   -     $ 3,510   $   -     $  2,400  $   -
  18 $   -     $   270    $    -    $    -    $ 1,620   $    210  $ 6,600   $   -     $ 2,850   $   -     $  2,220  $   -
  19 $   -     $   450    $  2,670  $    -    $   -     $    -    $ 6,000   $   -     $ 1,200   $   -     $    -    $   -
  20 $   -     $   300    $    -    $    -    $   -     $    -    $ 6,000   $ 2,040   $   -     $   -     $    -    $   -
  21 $   390   $ 1,560    $    -    $    540  $   -     $  2,070  $ 6,000   $ 1,380   $   -     $   -     $  1,050  $ 1,350
  22 $ 1,830   $ 4,110    $    -    $     60  $   -     $    -    $ 5,700   $   990   $   -     $   -     $  3,600  $   420
  23 $   -     $    -     $    -    $  1,650  $   -     $    -    $ 6,000   $ 1,500   $   -     $   -     $  4,200  $ 2,730
  24 $   600   $ 2,760    $  4,500  $    390  $ 1,830   $    -    $ 4,500   $   930   $   -     $   -     $  1,380  $   -

     7/13/2005 7/14/2005  7/15/2005
   1 $   -     $   -      $ 3,900
   2 $   -     $   -      $ 3,300
   3 $   -     $   -      $ 3,000
   4 $   -     $   -      $ 3,000
   5 $   -     $   -      $ 3,000
   6 $   -     $   -      $ 3,000
   7 $   -     $ 2,100    $ 2,100
   8 $   -     $ 2,100    $ 2,100
   9 $   -     $   240    $ 3,600
  10 $   -     $   480    $ 3,900
  11 $   -     $   300    $ 4,500
  12 $   -     $   690    $ 4,800
  13 $   -     $   -      $ 5,400
  14 $   -     $   -      $ 5,130
  15 $   -     $   510    $ 5,310
  16 $   -     $ 1,920    $ 5,700
  17 $   300   $   930    $ 5,700
  18 $   120   $ 4,110    $ 5,700
  19 $   -     $   390    $ 5,700
  20 $   -     $   -      $ 1,650
  21 $ 3,990   $ 1,500    $ 5,070
  22 $ 3,720   $ 3,780    $ 4,800
  23 $ 3,900   $   630    $ 1,110
  24 $   -     $   330    $   -

     7/16/2005 7/17/2005  7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
   1 $ 3,840   $ 1,680    $ 3,600   $    -    $   -     $    -    $ 1,110   $   -     $   -     $   -     $   -     $ 2,430
   2 $ 3,300   $ 1,080    $ 3,300   $    -    $ 1,350   $    -    $ 3,300   $   -     $   -     $   150   $    60   $ 1,200
   3 $ 3,000   $ 1,530    $ 3,000   $    240  $   -     $    -    $ 3,000   $   -     $   -     $ 1,440   $ 1,290   $ 2,310
   4 $ 3,000   $ 1,470    $ 3,000   $    30   $ 1,020   $    -    $ 3,000   $   -     $   -     $   420   $   -     $ 1,200
   5 $ 3,000   $   -      $ 3,000   $    -    $   420   $    -    $ 3,000   $   -     $   -     $    60   $   -     $   450
   6 $ 3,000   $   690    $ 3,000   $    -    $   -     $    -    $ 3,000   $   -     $   -     $ 1,620   $   -     $   -
   7 $ 2,100   $   900    $ 2,700   $    -    $   -     $    -    $ 2,100   $   150   $   -     $   -     $   -     $   -
   8 $ 2,100   $ 2,880    $ 3,000   $  1,170  $ 1,050   $    -    $ 2,100   $ 2,250   $   720   $   -     $   990   $ 1,620
   9 $ 3,600   $   -      $ 3,600   $  2,430  $ 3,000   $    -    $   270   $   210   $   -     $   -     $ 3,300   $ 2,040
  10 $ 3,900   $   -      $ 3,600   $    -    $   -     $    -    $   990   $   -     $   -     $ 1,740   $   600   $ 2,730
  11 $ 3,510   $   -      $   840   $    -    $ 1,830   $    -    $   -     $   -     $   150   $   -     $   -     $   -
  12 $ 4,140   $   -      $ 1,650   $    -    $ 2,100   $    -    $   -     $   -     $   -     $ 2,250   $   450   $ 1,740
  13 $   960   $   -      $   -     $    -    $ 2,610   $    -    $   -     $   -     $   -     $   -     $ 4,050   $   720
  14 $ 1,320   $   -      $   -     $    -    $   -     $    -    $   -     $   -     $   450   $ 1,260   $ 3,180   $   -

     7/28/2005  7/29/2005 7/30/2005 7/31/2005
   1 $ 3,900    $  -      $ 1,620   $ 3,600
   2 $ 3,300    $ 1,260   $ 2,040   $ 3,300
   3 $ 3,000    $ 2,400   $   -     $ 1,860
   4 $ 3,000    $ 1,290   $   -     $   870
   5 $ 3,000    $ 1,650   $   -     $   750
   6 $ 3,000    $ 3,000   $   180   $ 2,340
   7 $ 2,100    $ 2,100   $   900   $ 2,400
   8 $ 2,100    $ 2,100   $ 2,700   $ 2,700
   9 $ 3,600    $   -     $ 2,340   $ 3,300
  10 $ 2,670    $   -     $ 3,600   $ 3,600
  11 $   -      $   -     $ 3,900   $ 3,900
  12 $   -      $   -     $ 4,200   $ 4,200
  13 $   -      $   -     $   -     $ 5,100
  14 $   -      $   -     $   -     $ 4,590


                               12(c) Supp. Charges
  15 $ 2,130    $   -     $   -     $   -     $   -     $    -    $   -     $   -     $ 1,110   $ 3,690   $ 5,070   $ 1,020
  16 $ 4,170    $   330   $   -     $ 2,040   $   900   $    -    $   -     $   540   $ 2,130   $ 4,500   $ 5,400   $ 2,340
  17 $ 5,220    $ 2,880   $   -     $ 4,170   $ 2,460   $    -    $   -     $ 1,650   $ 2,700   $ 4,770   $ 5,400   $   150
  18 $ 5,220    $ 3,270   $   -     $ 5,400   $ 2,460   $    -    $   -     $ 1,020   $ 2,010   $ 4,440   $ 5,400   $    60
  19 $ 3,270    $ 6,000   $   -     $ 3,990   $ 1,620   $    -    $   -     $   -     $ 1,380   $ 1,380   $ 5,400   $   -
  20 $   -      $ 3,780   $   -     $ 1,530   $   -     $    -    $   -     $   -     $    -    $   -     $ 3,120   $   -
  21 $ 3,660    $   930   $   -     $ 4,500   $   -     $    -    $   -     $ 1,410   $ 3,900   $ 2,850   $ 4,500   $   270
  22 $ 4,380    $ 3,960   $ 3,600   $ 4,500   $ 4,050   $    -    $   -     $   930   $ 3,330   $ 3,600   $ 4,500   $   990
  23 $ 1,470    $ 2,460   $ 3,330   $ 3,900   $ 1,500   $    -    $   -     $ 3,900   $ 3,900   $ 4,200   $ 3,900   $ 1,200
  24 $   420    $ 4,500   $   480   $ 2,910   $   -     $    -    $   -     $   -     $   900   $ 3,120   $ 3,900   $ 1,140

  15 $   -      $   -     $   180   $ 5,400
  16 $   -      $   -     $ 1,620   $ 5,400
  17 $   -      $   -     $ 1,920   $ 5,400
  18 $   -      $   -     $ 2,130   $ 5,400
  19 $   -      $   -     $   210   $ 5,400
  20 $   -      $   -     $   -     $ 5,100
  21 $   -      $   -     $ 1,890   $ 4,800
  22 $   -      $   -     $   240   $ 4,800
  23 $   -      $   -     $   480   $ 5,100
  24 $   -      $   -     $   -     $ 4,500

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern


                         12(d)(ii) Undersch. Surcharges

     7/1/2005   7/2/2005  7/3/2005  7/4/2005  7/5/2005  7/6/2005  7/7/2005  7/8/2005  7/9/2005  7/10/2005 7/11/2005 7/12/2005
  1  $   -      $   -     $   -     $   570   $   -     $    -    $ 1,860   $   -     $   -     $   -     $   -     $   -
  2  $   -      $   -     $   -     $   -     $   -     $    -    $ 1,530   $   -     $   -     $   -     $   -     $   -
  3  $   -      $   -     $   -     $   -     $   -     $    -    $ 4,710   $   -     $   -     $   -     $   -     $   -
  4  $   -      $   -     $   -     $   -     $   -     $    -    $ 3,330   $   -     $   -     $   -     $   -     $   -
  5  $   -      $   -     $   -     $   -     $   -     $    -    $ 1,230   $   -     $   -     $   -     $   -     $   -
  6  $   -      $   -     $   -     $   -     $   -     $    -    $ 2,340   $   -     $   -     $   -     $   -     $   -
  7  $   -      $   -     $   -     $   -     $   -     $    -    $ 5,018   $   -     $   -     $   -     $   -     $   -
  8  $   -      $   -     $   -     $   -     $   -     $    -    $ 7,190   $   -     $10,033   $ 2,833   $   -     $   -
  9  $   -      $   -     $   -     $   -     $   -     $    -    $ 6,480   $   -     $ 3,540   $   -     $   -     $   750
  10 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  11 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  12 $   -      $   -     $   -     $   -     $   -     $    -    $ 3,322   $   -     $   -     $   -     $   -     $   -
  13 $   -      $   -     $   -     $   -     $   -     $    -    $ 5,300   $   -     $   -     $   -     $   -     $   -
  14 $   -      $   -     $   -     $   -     $   -     $    -    $ 3,091   $   -     $   -     $   -     $   -     $   -
  15 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  16 $   -      $   -     $   -     $   -     $   -     $    -    $ 1,512   $   -     $   -     $   -     $   -     $   -
  17 $   -      $   -     $   -     $   -     $   -     $    -    $ 1,672   $   -     $   -     $   -     $   -     $   -
  18 $   -      $   -     $   -     $   -     $   -     $    -    $ 1,307   $   -     $   -     $   -     $   -     $   -
  19 $   -      $   -     $   -     $   -     $   -     $    -    $ 4,576   $   -     $   -     $   -     $   -     $   -
  20 $   -      $   -     $   -     $   -     $   -     $    -    $ 1,948   $   -     $   -     $   -     $   -     $   -
  21 $   -      $   -     $   -     $   -     $   -     $    -    $   741   $   -     $   -     $   -     $   -     $   -
  22 $   -      $   -     $   -     $   -     $   -     $    -    $ 2,781   $   -     $   -     $   -     $ 1,423   $   -
  23 $   -      $   -     $   -     $   -     $   -     $    -    $   360   $   -     $   -     $   -     $   180   $   -
  24 $   -      $   -     $ 2,130   $   -     $   -     $    -    $ 9,060   $   -     $   -     $   -     $   -     $   -

     7/13/2005  7/14/2005 7/15/2005
  1  $   -      $   -     $ 1,050
  2  $   -      $   -     $ 5,100
  3  $   -      $   -     $ 5,940
  4  $   -      $   -     $ 5,490
  5  $   -      $   -     $ 5,010
  6  $   -      $   -     $ 8,100
  7  $   -      $   365   $ 7,972
  8  $   -      $ 5,418   $17,847
  9  $   -      $   -     $ 6,644
  10 $   -      $   -     $ 8,697
  11 $   -      $   -     $ 6,284
  12 $   -      $   -     $ 6,448
  13 $   -      $   -     $   243
  14 $   -      $   -     $   -
  15 $   -      $   -     $   -
  16 $   -      $   -     $ 1,985
  17 $   -      $   -     $ 5,294
  18 $   -      $   -     $ 3,485
  19 $   -      $   -     $   101
  20 $   -      $   -     $   -
  21 $   -      $   -     $   -
  22 $   -      $   -     $ 1,722
  23 $   540    $   -     $   -
  24 $   -      $   -     $   -

     7/16/2005  7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
  1  $   -      $   -     $10,740   $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  2  $ 3,690    $   -     $ 9,690   $   -     $   -     $    -    $ 1,590   $   -     $   -     $   -     $   -     $   -
  3  $ 2,700    $   -     $ 9,660   $   -     $   -     $    -    $ 2,280   $   -     $   -     $   -     $   -     $   -
  4  $   930    $   -     $ 8,160   $   -     $   -     $    -    $   600   $   -     $   -     $   -     $   -     $   -
  5  $   510    $   -     $ 6,930   $   -     $   -     $    -    $   210   $   -     $   -     $   -     $   -     $   -
  6  $ 1,770    $   -     $ 8,610   $   -     $   -     $    -    $ 2,070   $   -     $   -     $   -     $   -     $   -
  7  $ 3,252    $   -     $ 4,394   $   -     $   -     $    -    $ 7,557   $   -     $   -     $   -     $   -     $   -
  8  $16,389    $   -     $ 8,728   $   -     $   -     $    -    $13,848   $   -     $   -     $   -     $   -     $   -
  9  $   682    $   -     $ 1,987   $   -     $ 4,320   $    -    $   -     $   -     $   -     $   -     $   150   $   -
  10 $   672    $   -     $ 3,411   $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  11 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  12 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  13 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -
  14 $   -      $   -     $   -     $   -     $   -     $    -    $   -     $   -     $   -     $   -     $   -     $   -

     7/28/2005  7/29/2005 7/30/2005 7/31/2005
  1  $ 1,920    $   -     $   -     $ 1,200
  2  $ 5,250    $   -     $   -     $ 1,320
  3  $ 6,360    $   -     $   -     $   -
  4  $ 5,280    $   -     $   -     $   -
  5  $ 4,620    $   -     $   -     $   -
  6  $ 6,420    $   840   $   -     $   -
  7  $11,885    $ 2,011   $   -     $ 2,301
  8  $28,051    $ 7,847   $   596   $ 4,771
  9  $   197    $   -     $   -     $ 2,426
  10 $   -      $   -     $   543   $ 6,515
  11 $   -      $   -     $ 2,487   $11,901
  12 $   -      $   -     $ 1,328   $18,639
  13 $   -      $   -     $   -     $   542
  14 $   -      $   -     $   -     $   -

                         12(d)(ii) Undersch. Surcharges
  15 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $    -    $   -     $   -
  16 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $ 1,920   $   -     $   -
  17 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $ 3,600   $   -     $   -
  18 $   -      $   -     $   -    $    90   $   -    $    -    $   -     $   -    $   -     $   -    $ 2,880   $   -     $   -
  19 $   -      $   904   $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $   600   $   -     $   -
  20 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $   -     $   -     $   -
  21 $   -      $   -     $   -    $ 4,620   $   -    $    -    $   -     $   -    $   101   $   -    $ 7,260   $   -     $   -
  22 $   -      $   -     $   784  $ 3,780   $   -    $    -    $   -     $   -    $   -     $ 5,321  $ 5,670   $   -     $   -
  23 $   -      $   -     $   -    $ 4,800   $   -    $    -    $   -     $ 1,350  $ 3,060   $ 1,170  $ 7,260   $   -     $   -
  24 $   -      $ 5,010   $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $ 1,650   $   -     $   -


  15 $   -      $   -     $   739
  16 $   -      $   -     $ 5,670
  17 $   -      $   -     $ 6,355
  18 $   -      $   -     $ 4,983
  19 $   -      $   -     $ 4,000
  20 $   -      $   -     $ 3,378
  21 $   -      $   -     $ 8,206
  22 $   -      $   -     $ 1,263
  23 $   -      $   -     $   930
  24 $   -      $   -     $   390

SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                            12(e) Oversch. Surcharges

     7/1/2005   7/2/2005  7/3/2005 7/4/2005  7/5/2005 7/6/2005  7/7/2005  7/8/2005 7/9/2005  7/10/2005 7/11/2005 7/12/2005 7/13/2005
  1  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  2  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  3  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  4  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  5  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  6  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  7  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  8  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  9  $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  10 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $ 3,619   $   -     $   -     $   -
  11 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   311  $   -     $ 3,185   $   -     $   -     $   -
  12 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $ 1,304   $   -     $   -     $   -
  13 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $ 1,412   $   -     $   -     $   -
  14 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   388   $   -     $   -     $   -
  15 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   275   $   -     $   -     $   -
  16 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   106   $   -     $   -     $   -
  17 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   220   $   -     $   -     $   -
  18 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   345   $   -     $   -     $   -
  19 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   304   $   -     $   -     $   -
  20 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $ 5,167   $   -     $   -     $   -
  21 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $ 3,517   $   -     $   -     $   -
  22 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  23 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -
  24 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -     $   -     $   -     $   -

     7/14/2005  7/15/2005
  1  $   -      $   -
  2  $   -      $   -
  3  $   -      $   -
  4  $   -      $   -
  5  $   -      $   -
  6  $   -      $   -
  7  $   -      $   -
  8  $   -      $   -
  9  $   -      $   -
  10 $   -      $   -
  11 $   -      $   -
  12 $   -      $   -
  13 $   -      $   -
  14 $   -      $   -
  15 $   -      $   -
  16 $   -      $   -
  17 $   -      $   -
  18 $   -      $   -
  19 $   -      $   -
  20 $   -      $   -
  21 $   -      $   -
  22 $   -      $   -
  23 $   -      $   -
  24 $   -      $   -

     7/16/2005 7/17/2005 7/18/2005  7/19/2005 7/20/2005  7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
  1  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  2  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  3  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  4  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  5  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  6  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  7  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $     9   $   -     $   -
  8  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  9  $   -      $   -     $   -     $   -     $   -      $    -    $   -     $   -     $   -     $   -     $   -     $   -
  10 $   -      $   -     $   -     $   -     $   -      $ 10,439  $   -     $   -     $   -     $   -     $   -     $   -
  11 $   -      $   -     $   -     $   -     $   -      $  6,920  $   -     $   -     $   -     $   -     $   -     $   -
  12 $   -      $   -     $   -     $   -     $   -      $  4,007  $   -     $   -     $   -     $   -     $   -     $   -
  13 $   -      $   -     $   -     $   -     $   -      $    -    $   361   $   -     $   -     $   -     $   -     $   -
  14 $   -      $   -     $   8     $   -     $   -      $    -    $ 2,445   $   -     $   -     $   -     $   -     $   -

     7/28/2005  7/29/2005 7/30/2005 7/31/2005
  1  $   -      $   -     $   -     $   -
  2  $   -      $   -     $   -     $   -
  3  $   -      $   -     $   -     $   -
  4  $   -      $   -     $   -     $   -
  5  $   -      $   -     $   -     $   -
  6  $   -      $   -     $   -     $   -
  7  $   -      $   -     $   -     $   -
  8  $   -      $   -     $   -     $   -
  9  $   -      $   -     $   -     $   -
  10 $   -      $   -     $   -     $   -
  11 $   -      $   -     $   -     $   -
  12 $   -      $   -     $   -     $   -
  13 $   -      $   -     $   -     $   -
  14 $   163    $   -     $   -     $   -


                            12(e) Oversch. Surcharges
  15 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $ 1,484  $   -     $   -    $   -     $   -     $   -
  16 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $ 2,678  $   -     $   -    $   -     $   -     $   -
  17 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $ 2,738  $   -     $   -    $   -     $   -     $   -
  18 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $ 2,115  $   -     $   -    $   -     $   -     $   -
  19 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $ 2,800  $   -     $   -    $   -     $   -     $   -
  20 $   -      $   -     $   -    $   752   $   -    $    -    $   -     $ 6,644  $   -     $   -    $   -     $   -     $   -
  21 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $ 2,368  $   -     $   9    $   -     $   -     $   -
  22 $   -      $   -     $   -    $   -     $   -    $    -    $   250   $    29  $   -     $   -    $   -     $   -     $   -
  23 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $   -     $   -     $   -
  24 $   -      $   -     $   -    $   -     $   -    $    -    $   -     $   -    $   -     $   -    $   -     $   -     $   -



  15 $   -      $   -     $   -
  16 $    17    $   -     $   -
  17 $   -      $   -     $   -
  18 $   -      $   -     $   -
  19 $   -      $   -     $   -
  20 $   431    $    64   $   -
  21 $   -      $   -     $   -
  22 $   -      $   -     $   -
  23 $   -      $   -     $   -
  24 $   -      $   -     $   -


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                  Shaped Index

         Shaped Daily On-Peak Index plus $30 off-peak
     7/1/2005  7/2/2005  7/3/2005  7/4/2005 7/5/2005  7/6/2005  7/7/2005 7/8/2005  7/9/2005  7/10/2005 7/11/2005 7/12/2005 7/13/2005
   1 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
   2 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
   3 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
   4 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
   5 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
   6 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
   7 $ 29.27   $ 25.71   $ 26.30   $ 30.00  $ 30.00   $ 30.00   $ 26.86  $ 26.56   $ 57.02   $ 46.17   $ 17.69   $ 30.00   $ 30.00
   8 $ 27.89   $ 35.44   $ 33.09   $ 30.00  $ 30.00   $ 30.00   $ 25.82  $ 42.30   $ 44.71   $ 40.87   $ 22.77   $ 30.00   $ 30.00
   9 $ 34.07   $ 35.53   $ 29.11   $ 30.00  $ 30.00   $ 30.00   $ 40.55  $ 41.57   $ 47.82   $ 42.78   $ 25.89   $ 30.00   $ 30.00
  10 $ 38.15   $ 39.28   $ 41.06   $ 30.00  $ 30.00   $ 30.00   $ 59.19  $ 26.84   $ 59.22   $ 48.01   $ 39.18   $ 30.00   $ 30.00
  11 $ 29.82   $ 51.74   $ 55.58   $ 30.00  $ 30.00   $ 30.00   $ 65.33  $ 42.06   $ 60.00   $ 37.69   $ 29.34   $ 30.00   $ 30.00
  12 $ 36.02   $ 47.60   $ 51.54   $ 30.00  $ 30.00   $ 30.00   $ 91.21  $ 50.27   $ 51.10   $ 30.92   $ 21.08   $ 30.00   $ 30.00
  13 $ 55.48   $ 38.59   $ 58.84   $ 30.00  $ 30.00   $ 30.00   $115.66  $ 70.02   $ 65.34   $ 34.24   $ 30.34   $ 30.00   $ 30.00
  14 $ 44.19   $ 45.77   $ 47.60   $ 30.00  $ 30.00   $ 30.00   $ 59.78  $ 63.60   $ 66.25   $ 30.46   $ 38.71   $ 30.00   $ 30.00
  15 $ 45.28   $ 46.78   $ 52.61   $ 30.00  $ 30.00   $ 30.00   $ 64.26  $ 42.74   $ 44.96   $ 41.13   $ 38.57   $ 30.00   $ 30.00
  16 $ 53.90   $ 40.23   $ 60.47   $ 30.00  $ 30.00   $ 30.00   $ 51.47  $ 68.36   $ 40.10   $ 29.14   $ 37.02   $ 30.00   $ 30.00
  17 $ 23.41   $ 36.78   $ 52.63   $ 30.00  $ 30.00   $ 30.00   $ 35.57  $ 90.01   $ 36.00   $ 30.45   $ 34.43   $ 30.00   $ 30.00
  18 $ 38.91   $ 30.75   $ 46.31   $ 30.00  $ 30.00   $ 30.00   $ 26.49  $ 48.90   $ 25.79   $ 27.94   $ 25.66   $ 30.00   $ 30.00
  19 $ 31.94   $ 20.38   $ 38.94   $ 30.00  $ 30.00   $ 30.00   $ 20.94  $ 45.68   $ 21.22   $ 26.74   $ 20.57   $ 30.00   $ 30.00
  20 $ 40.17   $ 27.87   $ 41.06   $ 30.00  $ 30.00   $ 30.00   $ 36.85  $ 72.09   $ 47.66   $ 40.49   $ 26.00   $ 30.00   $ 30.00
  21 $ 48.78   $ 24.17   $ 57.07   $ 30.00  $ 30.00   $ 30.00   $ 39.44  $ 83.15   $ 42.31   $ 38.00   $ 28.97   $ 30.00   $ 30.00
  22 $ 26.25   $ 17.22   $ 31.62   $ 30.00  $ 30.00   $ 30.00   $ 30.35  $ 40.25   $ 30.50   $ 22.17   $ 16.59   $ 30.00   $ 30.00
  23 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  24 $ 30.00   $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00


     7/14/2005 7/15/2005
  1  $ 30.00   $ 30.00
  2  $ 30.00   $ 30.00
  3  $ 30.00   $ 30.00
  4  $ 30.00   $ 30.00
  5  $ 30.00   $ 30.00
  6  $ 30.00   $ 30.00
  7  $ 23.92   $ 17.58
  8  $ 20.22   $ 25.92
  9  $ 28.17   $ 31.94
 10  $ 35.69   $ 36.64
 11  $ 42.13   $ 40.51
 12  $ 45.18   $ 49.00
 13  $ 49.69   $ 51.73
 14  $ 44.64   $ 60.02
 15  $ 52.99   $ 51.86
 16  $ 50.82   $ 45.65
 17  $ 48.62   $ 53.63
 18  $ 37.65   $ 44.94
 19  $ 21.76   $ 21.42
 20  $ 36.34   $ 36.26
 21  $ 49.54   $ 56.86
 22  $ 26.39   $ 25.27
 23  $ 30.00   $ 30.00
 24  $ 30.00   $ 30.00


    7/16/2005  7/17/2005 7/18/2005 7/19/2005 7/20/2005 7/21/2005 7/22/2005 7/23/2005 7/24/2005 7/25/2005 7/26/2005 7/27/2005
  1  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  2  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  3  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  4  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  5  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  6  $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00   $ 30.00
  7  $ 22.32   $ 16.62   $ 19.78   $ 30.00   $ 30.00   $ 27.19   $ 44.98   $ 49.72   $ 40.26   $ 27.54   $ 30.00   $ 30.00
  8  $ 37.29   $ 17.38   $ 40.37   $ 30.00   $ 30.00   $ 42.90   $ 40.50   $ 53.97   $ 55.70   $ 25.34   $ 30.00   $ 30.00
  9  $ 38.67   $ 24.56   $ 33.82   $ 30.00   $ 30.00   $ 43.60   $ 49.55   $ 36.24   $ 22.97   $ 30.48   $ 30.00   $ 30.00
 10  $ 31.77   $ 32.62   $ 31.55   $ 30.00   $ 30.00   $ 53.04   $ 50.18   $ 46.91   $ 41.38   $ 42.19   $ 30.00   $ 30.00
 11  $ 35.81   $ 36.91   $ 36.84   $ 30.00   $ 30.00   $ 57.19   $ 49.84   $ 46.58   $ 44.12   $ 29.95   $ 30.00   $ 30.00
 12  $ 39.83   $ 44.72   $ 27.92   $ 30.00   $ 30.00   $ 71.62   $ 44.91   $ 21.44   $ 47.34   $ 40.14   $ 30.00   $ 30.00
 13  $ 48.49   $ 39.08   $ 25.02   $ 30.00   $ 30.00   $ 86.07   $ 59.65   $ 29.62   $ 52.39   $ 41.99   $ 30.00   $ 30.00

     7/28/2005 7/29/2005 7/30/2005 7/31/2005
  1  $ 30.00   $ 30.00   $ 30.00   $ 30.00
  2  $ 30.00   $ 30.00   $ 30.00   $ 30.00
  3  $ 30.00   $ 30.00   $ 30.00   $ 30.00
  4  $ 30.00   $ 30.00   $ 30.00   $ 30.00
  5  $ 30.00   $ 30.00   $ 30.00   $ 30.00
  6  $ 30.00   $ 30.00   $ 30.00   $ 30.00
  7  $ 32.01   $ 18.60   $ 37.10   $ 39.97
  8  $ 53.53   $ 26.93   $ 39.02   $ 38.30
  9  $ 41.84   $ 34.96   $ 21.07   $ 24.88
 10  $ 38.03   $ 33.55   $ 33.01   $ 32.62
 11  $ 44.76   $ 34.72   $ 43.20   $ 48.93
 12  $ 28.83   $ 36.66   $ 31.40   $ 55.86
 13  $ 34.65   $ 53.18   $ 39.16   $ 38.43

                                  Shaped Index
 14  $ 50.76  $ 42.11   $ 32.05   $ 30.00  $ 30.00   $ 70.14  $ 72.83   $ 37.47    $ 52.53  $ 56.23   $ 30.00  $ 30.00   $ 40.96
 15  $ 51.16  $ 47.11   $ 26.26   $ 30.00  $ 30.00   $ 90.81  $ 58.78   $ 44.19    $ 61.13  $ 41.16   $ 30.00  $ 30.00   $ 24.10
 16  $ 35.22  $ 52.86   $ 23.32   $ 30.00  $ 30.00   $ 80.87  $ 64.16   $ 49.38    $ 62.64  $ 45.55   $ 30.00  $ 30.00   $ 26.81
 17  $ 40.99  $ 43.77   $ 23.30   $ 30.00  $ 30.00   $ 82.22  $ 57.02   $ 42.37    $ 51.49  $ 46.68   $ 30.00  $ 30.00   $ 28.25
 18  $ 38.22  $ 34.05   $ 24.09   $ 30.00  $ 30.00   $ 57.83  $ 39.71   $ 36.81    $ 42.90  $ 40.74   $ 30.00  $ 30.00   $ 19.15
 19  $ 40.16  $ 26.54   $ 24.16   $ 30.00  $ 30.00   $ 40.06  $ 37.51   $ 34.21    $ 32.03  $ 36.85   $ 30.00  $ 30.00   $ 20.04
 20  $ 44.86  $ 27.18   $ 31.51   $ 30.00  $ 30.00   $ 47.10  $ 45.23   $ 43.46    $ 45.86  $ 41.68   $ 30.00  $ 30.00   $ 28.31
 21  $ 46.49  $ 30.03   $ 21.06   $ 30.00  $ 30.00   $ 54.68  $ 43.16   $ 43.28    $ 43.13  $ 46.78   $ 30.00  $ 30.00   $ 32.51
 22  $ 21.63  $ 20.31   $ 18.02   $ 30.00  $ 30.00   $ 38.85  $ 25.72   $ 34.57    $ 26.83  $ 31.23   $ 30.00  $ 30.00   $ 23.30
 23  $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00  $ 30.00   $ 30.00    $ 30.00  $ 30.00   $ 30.00  $ 30.00   $ 30.00
 24  $ 30.00  $ 30.00   $ 30.00   $ 30.00  $ 30.00   $ 30.00  $ 30.00   $ 30.00    $ 30.00  $ 30.00   $ 30.00  $ 30.00   $ 30.00


 14  $ 46.43  $ 53.89   $ 35.82
 15  $ 39.60  $ 49.13   $ 36.98
 16  $ 42.53  $ 42.97   $ 46.40
 17  $ 54.80  $ 41.57   $ 34.67
 18  $ 38.23  $ 30.22   $ 32.13
 19  $ 27.50  $ 25.73   $ 59.72
 20  $ 33.29  $ 35.87   $ 70.13
 21  $ 53.26  $ 40.67   $ 59.69
 22  $ 21.66  $ 26.02   $ 27.56
 23  $ 30.00  $ 30.00   $ 30.00
 24  $ 30.00  $ 30.00   $ 30.00


SAMPLE - In the event of any conflict between this Appendix 5 and the terms of this Power Purchase Agreement, the terms of this Power Purchase Agreement shall govern

                                   Appendix 6

                            Unmetered Energy Amounts

                                     Baldwin

-----------------------------------------------------------------------------------------------------------------------------------
|                         |                    |         |   A    |    B     |    C =   |    D =   |     E     |    F   |   G=    |
|                         |                    |         |        |          | (A x B)  |  C/1000  |           |        |D x E x F|
|                         |                    |         |--------|----------|----------|----------|-----------|--------|---------|
|        IP Asset         |   Usage Component  |    #    |        |          |          |          |           |        |         |
|        --------         |   ---------------  |    -    |        |          |          |          | Estimated |        |         |
|                         |                    |         | Actual |  Actual  |   Total  |    Kw    | Run Hours |3-Phase |Kwh Used |
|                         |                    |         | Volts  |  Amps    |   Watts  |    --    | Per Year  |Factor  |Per Year |
|                         |                    |         | -----  |  ----    |   ----   |          | --------  |------- |-------- |
|------------------------------------------------------------------------------------------------- ---------------------|---------|
|                         |Fans                |    40   |  466   |    0.5   |   9,320  |    9.3   |   2880    | 1.73   | 46,436  |
|Tie Transformer #4:      |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Oil Pumps           |    4    |  466   |    3.5   |   6,524  |    6.5   |   2880    | 1.73   | 32,505  |
|-------------------------|--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|345 KV Breakers:         |Heaters             |    2    |  202   |    1.2   |     485  |    0.5   |   8760    | 1.73   |  7,347  |
|  (4556, 4560)           |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Compressor Motor    |    2    |  202   |    7.2   |   2,909  |    2.9   |    12     | 1.73   |    60   |
|-------------------------|--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Heaters @ 150W      |    8    |        |          |   1,200  |    1.2   |   1286    | 1.73   |  2,670  |
|                         |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|345 KV Breakers:         |Heaters @ 350W      |    8    |        |          |   2,800  |    2.8   |   1286    | 1.73   |  6,229  |
| (4564, 4592, 4576       |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|  4572, 4568, 4588       |Heaters @ 180W      |    16   |        |          |   2,880  |    2.9   |   1286    | 1.73   |  6,407  |
|  4584, 4580)            |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Heaters @ 500W      |    24   |        |          |  12,000  |   12.0   |   1286    | 1.73   | 26,697  |
|                         |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Compressor Motor    |    8    |  197   |   37.6   |  59,258  |   59.3   |    12     | 1.73   |  1,230  |
|-------------------------|--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|138 KV Breakers:         |Heaters @ 160W      |    6    |        |          |     960  |    1.0   |   1286    |        |  1,235  |
| (B400, 1632, 1526)      |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Compressor Motor    |    3    |  197   |    9.5   |   5,615  |    5.6   |    12     |        |    67   |
|-------------------------|--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Station Batteries   |    1    |  197   |    7     |   1,379  |    1.4   |   8760    | 1.73   | 20,898  |
|                         |Charge              |         |        |          |          |          |           |        |         |
|                         |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Air Conditioners    |    2    |  197   |   14.4   |   5,674  |    5.7   |   3285    | 1.73   | 32,243  |
|                         |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|Switchyard Building:     |Heaters @ 5000W     |    3    |        |          |  15,000  |   15.0   |   3285    | 1.73   | 85,246  |
|                         |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Lighting @ 80W      |    18   |        |          |   1,440  |    1.4   |    200    | 1.73   |   498   |
|                         |--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|                         |Comm/Super          |    1    |        |          |          |    2.0   |   8760    | 1.73   | 30,310  |
|                         |Equipment           |         |        |          |          |          |           |        |         |
|-------------------------|--------------------|---------|--------|----------|----------|----------|-----------|--------|---------|
|Switchyard Lighting:     |Lights @ 1000W      |    72   |        |          |  72,000  |   72.0   |    200    |        | 14,400  |
|-------------------------|--------------------|=========|--------|----------|----------|----------|-----------|--------|=========|
|                         |                    |   218   |        |          |          |          |           |        |314,480  |
------------------------------------------------=========----------------------------------------------------------------========-

                                     Havana

------------------------------------------------------------------------------------------------------------------------------------
|                     |                      |       |   A      |   B         | C = (A x B)  | D = C/1000 |      E      |F = D x E |
|                     |                      |       |----------|-------------|--------------|------------|-------------|----------|
|                     |                      |       |          |             |              |            |  Estimated  |          |
|   IP Asset          |    Usage Component   |  #    |  Actual  |  Actual     |    Total     |    Kw      |  Run Hours  | Kwh Used |
|   -------           |    ---------------   |  -    |  Volts   |  Amps       |    Watts     |    --      |  Per Year   | Per Year |
|                     |                      |       |  -----   |  ------     |    -----     |            |  ---------  | -------- |
|---------------------|----------------------|-------|----------|-------------|--------------|------------|-------------|----------|
|                     |     Heater 1         |  6    |  236     |   2         |   2,832      |    2.8     |    1286     |   3,642  |
|                     |----------------------|-------|----------|-------------|--------------|------------|-------------|----------|
|138 KV Breakers:     |     Heater 2         |  6    |  236     |   2         |   2,832      |    2.8     |    1286     |   3,642  |
| (1302, 1422, 1406,  |----------------------|-------|----------|-------------|--------------|------------|-------------|----------|
| 1352, 1362, 1356)   |     Heater 3         |  6    |  236     |   2         |   2,832      |    2.8     |    8760     |  24,808  |
|                     |----------------------|-------|----------|-------------|--------------|------------|-------------|----------|
|                     | Compressor Motor     |  6    |  236     |  7.3        |  10,337      |   10.3     |     12      |     124  |
|---------------------|----------------------|=======|----------|-------------|--------------|------------|-------------|==========|
|                     |                      | 24    |          |             |              |            |             |  32,216  |
----------------------------------------------=======--------------------------------------------------------------------==========

                                    Hennepin
------------------------------------------------------------------------------------------------------------------------------------
|                      |                  |      |     A    |    B      |   C =    |  D =    |    E      |    F      |G = D x E x F|
|                      |                  |      |          |           | (A x B)  | C/1000  |           |           |             |
|                      |                  |      |----------|-----------|----------|---------|-----------|-----------|------------ |
|     IP Asset         | Usage Component  |  #   | Nameplate| Nameplate |  Total   |    Kw   | Estimated | 3 - Phase |  Kwh Used   |
|     --------         | ---------------  |  -   |  Volts   |   Amps    |  Watts   |    --   | Run Hours | Factor    |  Per Year   |
|                      |                  |      |  -----   |   ----    |  -----   |         | --------- | Per Year  |  --------   |
|                      |                  |      |          |           |          |         |           | --------  |             |
|----------------------|------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|                      |Fans              |  28  |  196     | 1.2       |  6,586   |  6.6    |  2535     |  1.73     |  28,881     |
|                      |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|Tie Transformer #1    |Oil Pumps         |   4  |  196     |13.6       | 10,662   | 10.7    |  2535     |  1.73     |  46,760     |
|                      |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|                      |Heater            |   1  |  112     | 1.8       |    202   |  0.2    |  8760     |           |   1,766     |
|----------------------|------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|                      |Fans              |  28  |  196     | 1.2       |  6,586   |  6.6    |  2535     |  1.73     |  28,881     |
|                      |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|Tie Transformer #2    |Oil Pumps         |   4  |  196     |13.6       | 10,662   | 10.7    |  2535     |  1.73     |  46,760     |
|                      |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|                      |Heater            |   1  |  112     | 1.8       |    202   |  0.2    |  8760     |           |   1,766     |
|----------------------|------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|138 KV Breakers:      |Heaters           |  12  |  225     | 1.6       |  4,320   |  4.3    |  8760     |           |  37,843     |
|(1302, 1552, 1512,    |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|1516, 1556, 6101)     |Compressor Motor  |   6  |  225     | 4.6       |  6,210   |  6.2    |   12      |           |      75     |
|-----------------------------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|                      |Heaters           |   4  |  240     | 1.3       |  1,248   |  1.2    |  8760     |           |  10,932     |
|                      |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|34 KV Breakers: (3401,|Heaters           |   4  |  240     | 1.3       |  1,248   |  1.2    |  1286     |           |   1,605     |
|T380, T340, 3422)     |------------------|------|----------|-----------|----------|---------|-----------|-----------|-------------|
|                      |Compressor Motor  |   4  |  240     | 3.7       |  3,552   |  3.6    |   12      |           |      43     |
|----------------------|------------------|======|----------|-----------|----------|---------|-----------|-----------|=============|
|                      |                  |  96  |          |           |          |         |           |           | 205,314     |
-------------------------------------------======---------------------------------------------------------------------=============

                                     Tilton

------------------------------------------------------------------------------------------------------------------------------------
|                           |                       |         |     A      |     B     |   C =    |  D =   |      E     |F = D x E |
|                           |                       |         |            |           | (A x B)  | C/1000 |            |          |
|                           |                       |         |------------|-----------|----------|--------|------------|----------|
|      IP Asset             |    Usage Component    |   #     |  Nameplate |  Nameplate|  Total   |   Kw   |  Estimated | Kwh Used |
|      --------             |    ---------------    |   -     |    Volts   |    Amps   |  Watts   |   --   |  Run Hours | Per Year |
|                           |                       |         |    -----   |    ----   |  -----   |        |   Per Year | -------- |
|                           |                       |         |            |           |          |        |   -------- |          |
|---------------------------|-----------------------|---------|------------|-----------|----------|--------|------------|----------|
|                           |Heaters                |   4     |    248     |   2.5     |  2,480   |  2.5   |    8760    |  21,725  |
|                           |-----------------------|---------|------------|-----------|----------|--------|------------|----------|
| 138 KV Breakers: (1324,   |Tank Heaters           |   24    |    120     |  10.42    | 30,010   | 30.0   |     720    |  21,607  |
|1328, 1320, 1316)          |-----------------------|---------|------------|-----------|----------|--------|------------|----------|
|                           |Compressor Motor       |   4     |    248     |    10     |  9,920   |  9.9   |      12    |     119  |
|---------------------------|-----------------------|=========|------------|-----------|----------|--------|------------|==========|
|                           |                       |   32    |            |           |          |        |            |  43,451  |
-----------------------------------------------------=========-----------------------------------------------------------==========

                                   Wood River

------------------------------------------------------------------------------------------------------------------------------------
|                              |                      |      |  A     |   B    |   C =   |  D =   |    E      |   F     |G = DxExF|
|                              |                      |      |        |        | (A x B) | C/1000 |           |         |         |
|                              |                      |      |--------|--------|---------|--------|-----------|---------|---------|
|     IP Asset                 |  Usage Component     |  #   |        |        |         |        |           |         |         |
|     --------                 |  ---------------     |  -   | Actual | Actual | Total   |  Kw    | Estimated |3 - Phase| Kwh Used|
|                              |                      |      | Volts  | Amps   | Watts   |  --    | Run Hours | Factor  | Per Year|
|                              |                      |      | -----  | ----   | -----   |        |  Per Year | ------  | --------|
|                              |                      |      |        |        |         |        |  -------- |         |         |
|------------------------------|----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Cooler 1              |  1   |  240   |  16.5  |  3,960  |  4.0   |   8760    |   1.73  |  60,013 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|Tie Transformer #1            |Cooler 2              |  1   |  240   |  15.5  |  3,720  |  3.7   |    438    |   1.73  |   2,819 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Strip Heaters         |  2   |  120   |   1.9  |    456  |  0.5   |   8760    |         |   3,995 |
|------------------------------|----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Cooler 1              |  1   |  240   |   45   | 10,800  | 10.8   |   8760    |   1.73  | 163,672 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|Tie Transformer #2            |Cooler 2              |  1   |  240   |   45   | 10,800  | 10.8   |    438    |   1.73  |   8,184 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Strip Heaters         |  2   |  240   |    2   |    960  |  1.0   |   8760    |         |   8,410 |
|------------------------------|----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 1              |  8   |  240   |   3.3  |  6,336  |  6.3   |   1286    |         |   8,148 |
|138 KV Breakers: (1302, 1306, |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|1310, 1436, 1452, 1456, 1502, |Heater 2              |  8   |  240   |   6.3  | 12,096  | 12.1   |   1286    |         |  15,555 |
|1506)                         |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 3              |  8   |  240   |   1.2  |  2,304  |  2.3   |   8760    |         |  20,183 |
|------------------------------|----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Compressor Motor      |  7   |  240   |   7.4  | 12,432  | 12.4   |     12    |         |     149 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Compressor Heater     |  7   |  240   |   0.7  |  1,176  |  1.2   |   1286    |         |   1,512 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 1              |  7   |  240   |   0.7  |  1,176  |  1.2   |   8760    |         |  10,302 |
|34.5 KV Breakers: (710, 720,  |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|730, 3406, 3410, 3474, 3475)  |Heater 2              |  7   |  240   |   0.7  |  1,176  |  1.2   |   1286    |         |   1,512 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 3              |  7   |  240   |   0.7  |  1,176  |  1.2   |   1286    |         |   1,512 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Interrupter Heater    |  7   |  240   |   14   | 23,520  | 23.5   |    500    |         |  11,760 |
|------------------------------|----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Hydraulic Pump        |  1   |  240   |   6.3  |  1,512  |  1.5   |     12    |         |      18 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 1              |  1   |  240   |   0.7  |    168  |  0.2   |   8760    |         |   1,472 |
|34.5 KV Breaker: (3402)       |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 2              |  1   |  240   |    2   |    480  |  0.5   |   1286    |         |     617 |
|                              |----------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|                              |Heater 3              |  1   |  240   |   1.5  |    360  |  0.4   |   1286    |         |     463 |
|-----------------------------------------------------|------|--------|--------|---------|--------|-----------|---------|---------|
|Pole Lights                   |Pole Lights           | 60   |  120   |   8.333| 59,998  | 60.0   |    730    |         |  43,798 |
|------------------------------|----------------------|======|--------|--------|---------|--------|-----------|---------|=========|
|                              |                      |138   |        |        |         |        |           |         | 364,094 |
-------------------------------------------------------======------------------|-----------------------------------------=========

                                    Vermilion
-----------------------------------------------------------------------------------------------------------------------------------|
|                            |                         |      |    A    |   B   | C = (A x B)|  D =   |   E      |  F    |  G =    |
|                            |                         |      |         |       |            | C/1000 |          |       |D x E x F|
|                            |                         |      |---------|-------|------------|--------|----------|-------|---------|
|       IP Asset             |    Usage Component      |  #   |         |       |            |        |Estimated | 3-    |         |
|       --------             |    ---------------      |  -   |  Actual |Actual |   Total    |  KW    |Run Hours |Phase  |Kwh Used |
|                            |                         |      |  Volts  |  Amps |   Watts    |  --    |Per Year  |Factor |Per Year |
|                            |                         |      |  -----  |  ---- |   -----    |        |--------  |------ |-------- |
|---------------------------- -------------------------|------|--------- -------|------------|--------|----------|-------|---------|
|Tie Transformer #1          |Fans                     | 72   |   217   | 1.5   |  23,436    | 23.4   |  2880    | 1.73  | 116,768 |
|----------------------------|-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Fan Banks                |  3   |   425   |  12   |  15,300    | 15.3   |  8760    | 1.73  | 231,868 |
|Tie Transformer #2          |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Oil Pumps                |  3   |   425   |   7   |   8,925    |  8.9   |  8760    | 1.73  | 135,257 |
|----------------------------|-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Heater Set               |  1   |   217   |   8   |   1,736    |  1.7   |  8760    |       |  15,207 |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Compressor Motor         |  1   |   217   |   4   |     868    |  0.9   |    12    |       |     10  |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Heaters                  |  4   |   217   |   2   |   1,736    |  1.7   |  8760    |       |  15,207 |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|138 KV Breakers:            |Compressor Motor         |  1   |   217   |   4   |     868    |  0.9   |    12    |       |     10  |
|(1306, 1330, 1326, 1332,    |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|1314,1318)                  |Heaters                  |  4   |   217   |   2   |   1,736    |  1.7   |  8760    |       |  15,207 |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Hydraulic Winding Motor  |  2   |   217   |   8   |   3,472    |  3.5   |     1    |       |      3  |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Heaters                  |  6   |   217   |   3   |   3,906    |  3.9   |  8760    |       |  34,217 |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Heaters                  | 12   |   217   |   1   |   2,604    |  2.6   |  8760    |       |  22,811 |
|------------------------------------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Hydraulic Winding Motor  |  4   |   217   |   8   |   6,944    |  6.9   |     1    |       |       7 |
|                            |-------------------------|------|-----------------|------------|--------|----------|-------|---------|
|69 KV Breakers:             |Heaters                  |  6   |   217   |   1   |   1,302    |  1.3   |  8760    |       |  11,406 |
|(620, 612, 624, 628         |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
| 608, 604, 632)             |Compressor Motor         |  2   |   217   |   7   |   3,038    |  3.0   |    12    |       |     36  |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Heaters                  |  3   |   217   | 1.3   |     846    |  0.8   |  8760    |       |   7,414 |
|                            |-------------------------|------|---------|-------|------------|--------|----------|-------|---------|
|                            |Compressor Motor         |  1   |   217   |   3   |     651    |  0.7   |    12    |       |       8 |
|----------------------------|-------------------------|======|---------|-------|------------|--------|----------|-------|=========|
|                            |                         |125   |         |       |            |        |          |       | 605,437 |
--------------------------------------------------------======------------------------------------------------------------=========